As filed with the Securities and Exchange Commission on November 23, 2022

No. 333-191019

No. 811-22883

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-1A
REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933 ☒
Pre-Effective Amendment No. ☐
Post-Effective Amendment No. 31 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940 ☒

Amendment No. 36 ☒

(Check appropriate box or boxes)

__________________________________________

ARK ETF Trust

(Exact Name of Registrant as Specified in Charter)

__________________________________________

c/o ARK Investment Management LLC
200 Central Avenue, Suite 220
St. Petersburg, FL 33701
(Address of Principal Executive Office)
Registrant’s Telephone Number, including Area Code: (727) 810 8160

__________________________________________

	With a copy to	With a copy to:
Corporation Service Company	Kellen Carter, Esq.	Allison Fumai, Esq.
2711 Centerville Road, Suite 400	Chief Compliance Officer	Dechert LLP
Wilmington, DE 19808	ARK Investment Management LLC	1095 Avenue of the Americas New York, NY 10036
(Name and Address of Agent for	200 Central Avenue, Suite 220
Service)	St. Petersburg, FL 33701

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

☐	Immediately upon filing pursuant to paragraph (b)
☒	On November 30, 2022 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On _______________ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On _______________ pursuant to paragraph (a)(2) of rule 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Prospectus

November 30, 2022

ARK ETF Trust Thematic Actively-Managed ETFs

ETF	NYSE Arca, Inc. Ticker Symbol
ARK Innovation ETF	ARKK
ARK Next Generation Internet ETF	ARKW
ARK Fintech Innovation ETF	ARKF
ETF	Cboe BZX Exchange, Inc. Ticker Symbol
ARK Genomic Revolution ETF	ARKG
ARK Autonomous Technology & Robotics ETF	ARKQ
ARK Space Exploration & Innovation ETF	ARKX

ARK ETF Trust Thematic Index ETFs

ETF	Cboe BZX Exchange, Inc. Ticker Symbol
The 3D Printing ETF	PRNT
ARK Israel Innovative Technology ETF	IZRL

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

ARK Innovation ETF (ARKK)

Investment Objective

The ARK Innovation ETF’s (“Fund”) investment objective is long-term growth of capital.

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries on their purchases and sales of Shares, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses	0.75%

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(a)    Pursuant to a Supervision Agreement, ARK Investment Management LLC (“ARK” or “Adviser”) pays all other expenses of the Fund (other than acquired fund fees and expenses, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses)).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$ 77
3	$240
5	$417
10	$931

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that will invest under normal circumstances primarily (at least 65% of its assets) in domestic and foreign equity securities of companies that are relevant to the Fund’s investment theme of disruptive innovation. The Adviser defines “disruptive innovation” as the introduction of a technologically enabled new product or service that potentially changes the way the world works. The Adviser believes that companies relevant to this theme are those that rely on or benefit from the development of new products or services, technological improvements and advancements in scientific research relating to the areas of genomics* (“Genomic Revolution Companies”); innovation in automation and manufacturing (“Automation Transformation Companies”), transportation, energy (“Energy Transformation Companies”), artificial intelligence (“Artificial Intelligence Companies”) and materials; the increased use of shared technology, infrastructure and services (“Next Generation Internet Companies”); and technologies that make financial services more efficient (“Fintech Innovation Companies”).

In selecting companies that the Adviser believes are relevant to a particular investment theme, the Adviser seeks to identify, using its own internal research and analysis, companies capitalizing on disruptive innovation or that are enabling the further development of a theme in the markets in which they operate. The Adviser’s internal research and analysis leverages insights from diverse sources, including external research, to develop and refine its investment themes and identify and take advantage of trends that have ramifications for individual companies or entire industries. The types of companies that the Adviser believes are Genomic Revolution Companies, Automation Transformation Companies, Energy Transformation Companies, Artificial Intelligence Companies, Next Generation Internet Companies or Fintech Innovation Companies are described below:

• Genomic Revolution Companies.  Companies that the Adviser believes are substantially focused on and are expected to substantially benefit from extending and enhancing the quality of human and other life by incorporating technological and scientific developments, improvements and advancements in genomics into their business, such as by offering new products or services that rely on genomic sequencing,** analysis, synthesis or instrumentation. These companies may include ones across multiple sectors, such as healthcare, information technology, materials, energy and consumer discretionary. These companies may also develop, produce, manufacture or significantly rely on or enable bionic devices, bio-inspired computing, bioinformatics,*** molecular medicine and agricultural biotechnology.

• Automation Transformation Companies.  Companies that the Adviser believes are focused on man capitalizing on the productivity of machines, such as through the automation of functions, processes or activities previously performed by human labor, such as transportation through an emphasis on mobility as a service, or the use of robotics to perform other functions, activities or processes.

• Energy Transformation Companies.  Companies that the Adviser believes seek to capitalize on innovations or evolutions in: (i) ways that energy is stored or used; (ii) the discovery, collection and/or implementation of new sources of energy, including unconventional sources of oil or natural gas; and/or (iii) the production or development of new materials for use in commercial applications of energy production, use or storage.

• Artificial Intelligence Companies.  Companies that the Adviser considers to be Artificial Intelligence (“AI”) Companies include a company that: (i) designs, creates, integrates, or

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*  The Adviser defines “genomics” as the study of genes and their functions, and related techniques (e.g., genomic sequencing).

** The Adviser uses the term “genomic sequencing” to refer to techniques that allow researchers to read and decipher the genetic information found in the DNA (i.e., the exact sequence of bases A, C, G and T in a DNA molecule), including the DNA of bacteria, plants, animals and human beings.

*** The Adviser defines “bioinformatics” as the science of collecting and analyzing complex biological data such as genetic codes.

delivers robotics, autonomous technology, and/or AI in the form of products, software, or systems; (ii) develops the building block components for robotics, autonomous technology, or AI, such as advanced machinery, semiconductors and databases used for machine learning; (iii) provides its own value-added services on top of such building block components, but are not core to the company’s product or service offering; and/or (iv) develops computer systems that are able to perform tasks that normally require human intelligence, such as visual perception, speech recognition, decision-making, and translation between languages.

• Next Generation Internet Companies.  Companies that the Adviser believes are focused on and expected to benefit from shifting the bases of technology infrastructure from hardware and software to the cloud, enabling mobile and local services, such as companies that rely on or benefit from the increased use of shared technology, infrastructure and services. These companies may include mail order houses which generate the entirety of their business through websites and which offer internet-based products and services, such as streaming media or cloud storage in addition to traditional physical goods. These companies may also include ones that develop, use or rely on innovative payment methodologies, big data, the “internet of things*,” machine learning, and social distribution and media.

• Fintech Innovation Companies.  Companies that the Adviser believes are focused on and expected to benefit from the shifting of the financial sector and economic transactions to technology infrastructure platforms, and technological intermediaries. Fintech Innovation Companies may also develop, use or rely on innovative payment platforms and methodologies, point of sale providers, e-commerce, transactional innovations, business analytics, fraud reduction, frictionless funding platforms, peer-to-peer lending, blockchain technologies,** intermediary exchanges, asset allocation technology, cryptocurrency,*** mobile payments, and risk pricing and pooling aggregators. The Fund may have exposure to cryptocurrency, such as bitcoin, indirectly through an investment in a grantor trust. The Fund’s exposure to cryptocurrency may change over time and, accordingly, such exposure may not always be represented in the Fund’s portfolio.

The Adviser will select investments for the Fund that represent its highest-conviction investment ideas within the theme of disruptive innovation, as described above, in constructing the Fund’s portfolio. The Adviser’s process for identifying Genomic Revolution Companies, Automation Transformation Companies, Energy Transformation Companies, Artificial Intelligence Companies, Next Generation Internet Companies and Fintech Innovation Companies uses both “top down” (thematic research sizing the potential total available market, and surfacing the prime beneficiaries) and “bottom up” (valuation, fundamental and quantitative measures) approaches. In both the Adviser’s “top down” and “bottom up” approaches, the Adviser evaluates environmental, social, and governance (“ESG”) considerations. In its “top down” approach, the Adviser uses the framework of the United Nations Sustainable Development Goals to integrate ESG considerations into its research and investment

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* The Adviser defines the “internet of things” as a system of interrelated computing devices, mechanical and digital machines, or physical objects that are provided unique identifiers and the ability to transfer data over a network without requiring human-to-human or human-to-computer interaction.

** The term “blockchain” refers to a peer-to-peer distributed ledger that is secured using cryptography. A distributed ledger is a shared electronic database where information is recorded and stored across multiple computers; a blockchain is one type of distributed ledger. A blockchain may be open and permissionless or private and permissioned. The Bitcoin and Ethereum blockchains are examples of open, public, permissionless blockchains. Blockchain derives its name from the way it stores transaction data in “blocks” that are linked together to form a chain. As the number of transactions grows, so does the blockchain. Blocks record and confirm the time and sequence of transactions, which are then logged into the blockchain network, which is, with respect to public blockchains, governed by rules agreed on by the network participants.

***  Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. There are thousands of cryptocurrencies, the most well-known of which is bitcoin.

process. The Adviser, however, does not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. In its “bottom up” approach, the Adviser makes its investment decisions primarily based on its analysis of the potential of individual companies, while integrating ESG considerations into that process. The Adviser’s highest-conviction investment ideas are those that it believes present the best risk-reward opportunities.

Under normal circumstances, substantially all of the Fund’s assets will be invested in equity securities, including common stocks, partnership interests, business trust shares and other equity investments or ownership interests in business enterprises. The Fund’s investments will include micro-, small-, medium- and large-capitalization companies. The Fund’s investments in foreign equity securities will be in both developed and emerging markets. The Fund may invest in foreign securities listed on foreign exchanges as well as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a high percentage of its assets in a limited number of issuers.

Principal Risks

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) on an agency basis (i.e., on behalf of other market participants). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, Shares may possibly trade at a discount to net asset value (“NAV”). The AP risk may be heightened in the case of ETFs investing internationally because international ETFs often require APs to post collateral, which only certain APs are able to do.

Communications Sector Risk. The Fund will be more affected by the performance of the communications sector than a fund with less exposure to such sector. Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Consumer Discretionary Risk. The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.

Cryptocurrency Risk. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Cryptocurrency is an emerging asset class. There are thousands of cryptocurrencies, the most well-known of which is bitcoin. The Fund may have exposure to bitcoin indirectly through an investment in the Grayscale Bitcoin Trust (“GBTC”), a privately offered, open-end investment vehicle that invests in bitcoin.

Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government, corporation, or other entity. Cryptocurrency is not generally accepted as legal tender. Regulation of cryptocurrency is still developing. Federal, state and/or foreign governments may restrict the development, use, or exchange of cryptocurrency.

The market price of bitcoin has been subject to extreme fluctuations. The price of bitcoin could fall sharply (potentially to zero) for various reasons, including, but not limited to, regulatory changes, issues impacting the bitcoin network, events involving entities that facilitate transactions in bitcoin, or changes in user preferences in favor of alternative cryptocurrencies. Furthermore, events that impact one cryptocurrency may lead to a decline in the value of other cryptocurrencies, including bitcoin.

Cryptocurrency exchanges and other trading venues on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated. Therefore, cryptocurrency exchanges may be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Cryptocurrency exchanges may not have the same features as traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden price swings such as “flash crashes.” As a result, the prices of cryptocurrencies on exchanges may be subject to more volatility than traditional assets traded on regulated exchanges. Cryptocurrency exchanges are also subject to cyber security risks. Cryptocurrency exchanges have experienced cyber security breaches in the past and may be breached in the future, which could result in the theft and/or loss of bitcoin and other cryptocurrencies and impact the value of bitcoin. Furthermore, cyber security events, legal or regulatory actions, fraud, and technical glitches, may cause a cryptocurrency exchange to shut down temporarily or permanently, which may also affect the value of bitcoin.

The Fund’s investments in GBTC expose the Fund to all of the risks related to cryptocurrencies described above and also expose the Fund to risks related to GBTC directly. Shares of GBTC may trade at a significant premium or discount to NAV. To the extent GBTC trades at a discount to NAV, the value of the Fund’s investment in GBTC would typically decrease. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies, including bitcoin, are susceptible to theft, loss and destruction. If GBTC experiences theft, loss, or destruction of its bitcoin holdings, the Fund’s investments in GBTC could be harmed. Furthermore, because there is no guarantee that an active trading market for GBTC will exist at any time, the Fund’s investments in GBTC may also be subject to liquidity risk, which can impair the value of the Fund’s investments in GBTC. Investors may experience losses if the value of the Fund’s investments in GBTC decline.

Cryptocurrency Tax Risk. Many significant aspects of the U.S. federal income tax treatment of investments in bitcoin are uncertain and an investment in bitcoin may produce income that is not treated as qualifying income for purposes of the income test applicable to regulated investment companies, such as the Fund. GBTC is expected to be treated as a grantor trust for U.S. federal income tax purposes, and therefore an investment by the Fund in GBTC will generally be treated as a direct investment in bitcoin for such purposes. See “Taxes” in the Fund’s Statement of Additional Information for more information.

Currency Risk. Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to other currencies will adversely affect the value of the Fund’s investments denominated in those other currencies.

Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, funds have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events from external or internal sources that may cause the Fund to lose proprietary information, suffer data corruption, lose operational capacity, or result in unauthorized access to confidential information. Such events could prevent the Fund from engaging in normal business activities and cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve, among other things, unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, ransomware attacks that impair the Fund’s ability to access its data or systems until a ransom is paid, or denial-of-service attacks that make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its adviser, administrator, transfer agent or custodian, the Fund’s trading counterparties, and issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Cyber security breaches experienced by an issuer in which the Fund invests can also impact the value of the Fund’s investment in that issuer. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of its third-party service providers, trading counterparties, or issuers.

Depositary Receipts Risk.  Depositary receipts generally involve similar risks to those associated with investments in foreign securities. Depositary receipts are securities that are typically issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign securities. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.

Disruptive Innovation Risk. Companies that the Adviser believes are capitalizing on disruptive innovation and developing technologies to displace older technologies or create new markets may not in fact do so. Companies that initially develop a novel technology may not be able to capitalize on the technology. Companies that develop disruptive technologies may face political or legal attacks from competitors, industry groups or local and national governments. These companies may also be exposed to risks applicable to sectors other than the disruptive innovation theme for which they are chosen, and the securities issued by these companies may underperform the securities of other companies that are primarily focused on a particular theme. The Fund may invest in a company that does not currently derive any revenue from disruptive innovations or technologies, and there is no assurance that a company will derive any revenue from disruptive innovations or technologies in the future. A disruptive innovation or technology may constitute a small portion of a company’s overall business. As a result, the success of a disruptive innovation or technology may not affect the value of the equity securities issued by the company.

Emerging Market Securities Risk. Investment in securities of emerging market issuers may present risks that are greater than or different from those associated with foreign securities due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

Equity Securities Risk. The value of the equity securities the Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. These can include stock movements, purchases or sales of securities by the Fund, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments.

• Special Purpose Acquisition Companies (SPACs).  The Fund may invest in stock of, warrants to purchase stock of, and other interests in SPACs or similar special purposes entities. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Investments in SPACs and similar entities are subject to a variety of risks beyond those associated with other equity securities. Because SPACs and similar entities do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value.

Financial Technology Risk. Companies that are developing financial technologies that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. Fintech Innovation Companies may not be able to capitalize on their disruptive technologies if they face political and/or legal attacks from competitors, industry groups or local and national governments. Laws generally vary by country, creating some challenges to achieving scale. A Fintech Innovation Company may not currently derive any revenue, and there is no assurance that such company will derive any revenue from innovative technologies in the future. Additionally, Fintech Innovation Companies may be adversely impacted by potential rapid product obsolescence, cybersecurity attacks, increased regulatory oversight and disruptions in the technology they depend on.

Foreign Securities Risk. The Fund’s investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund normally will not hedge any foreign currency exposure.

Future Expected Genomic Business Risk. The Adviser may invest some of the Fund’s assets in Genomics Revolution Companies that do not currently derive a substantial portion of their current revenues from genomic-focused businesses and there is no assurance that any company will do so in the future, which may adversely affect the ability of the Fund to achieve its investment objective.

Health Care Sector Risk. The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are: (i) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability; (ii) subject to extensive litigation based on product liability and similar claims; and (iii) subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. In addition, issuers in the health care sector include issuers having their principal activities in the biotechnology industry, medical laboratories and research, drug laboratories and research and drug manufacturers, which have the additional risks described below.

• Biotechnology Company Risk.  A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and can accordingly be greatly affected if one of its products proves, among other things, unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, the U.S. Food and Drug Administration, the U.S. Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

• Pharmaceutical Company Risk.  Companies in the pharmaceutical industry can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition.

Information Technology Sector Risk. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

• Internet Company Risk.Many Internet-related companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business. Additionally, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business.

• Semiconductor Company Risk.  Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

• Software Industry Risk.  The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

International Closed-Market Trading Risk.  Because certain of the Fund’s underlying securities trade on an exchange that is closed when the securities exchange on which Fund Shares list and trade is open, there are likely to be deviations between the current pricing of an underlying security and stale security pricing (i.e., the last quote from its closed foreign market), likely resulting in premiums or discounts to NAV that may be greater than those experienced by ETFs that do not invest in foreign securities.

Issuer Risk. Because the Fund may invest in approximately 40 to 50 issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the issuer’s goods or services.

Large-Capitalization Companies Risk.  Large-capitalization companies are generally less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of large-capitalization companies may not rise as much as that of companies with smaller market capitalizations.

Management Risk. As an actively-managed ETF, the Fund is subject to management risk. The ability of the Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser, and there can be no assurance that any such personnel will continue to be associated with the Fund.

Market Risk.  The value of the Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, military conflict, acts of terrorism, social unrest, environmental disasters, natural disasters or events, recessions, supply chain disruptions, political instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Market Trading Risk.  The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility, the potential lack of an active trading market for Shares due to market stress, or trading halts impacting the Shares or the Fund’s underlying securities, which may result in Shares trading at a significant premium or discount to their NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively.

Micro-Capitalization Companies Risk.  Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Next Generation Internet Companies Risk. The risks described below apply, in particular, to the Fund’s investment in Next Generation Internet Companies.

• Internet Information Provider Company Risk.  Internet information provider companies provide Internet navigation services and reference guide information and publish, provide or present proprietary advertising and/or third party content. Such companies often derive a large portion of their revenues from advertising, and a reduction in spending by or loss of advertisers could seriously harm their business. This business is rapidly evolving and intensely competitive, and is subject to changing technologies, shifting user needs, and frequent introductions of new products and services. The research and development of new, technologically advanced products is a complex and uncertain process requiring high levels of innovation and investment, as well as the accurate anticipation of technology, market trends and consumer needs. The number of people who access the Internet is increasing dramatically and a failure to attract and retain a substantial number of such users to a company’s products and services or to develop products and technologies that are more compatible with alternative devices, could adversely affect operating results. Concerns regarding a company’s products, services or processes that may compromise the privacy of users or other privacy related matters, even if unfounded, could damage a company’s reputation and adversely affect operating results.

• Catalog and Mail Order House Company Risk.  Catalog and mail order house companies may be exposed to significant inventory risks that may adversely affect operating results due to, among other factors: seasonality, new product launches, rapid changes in product cycles and pricing, defective merchandise, changes in consumer demand and consumer spending patterns, or changes in consumer tastes with respect to products. Demand for products can change significantly between the time inventory or components are ordered and the date of sale. The acquisition of certain types of inventory or components may require significant lead-time and prepayment and they may not be returnable. Failure to adequately predict customer demand or otherwise optimize and operate distribution centers could result in excess or insufficient inventory or distribution capacity, result in increased costs, impairment charges, or both. The business of catalog and mail order house companies can be highly seasonal and failure to stock or restock popular products in sufficient amounts during high demand periods could significantly affect revenue and future growth. Increased website traffic during peak periods could cause system interruptions which may reduce the volume of goods sold and the attractiveness of a company’s products and services.

Non-Diversified Risk.  The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Small- and Medium-Capitalization Companies Risk.  Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1 year, 5 years and since the Fund’s inception compare with those of the S&P 500 Index and the MSCI World Index. The S&P 500 Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries. Returns shown for the MSCI World Index are net of foreign withholding taxes applicable to U.S. investors. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting http://ark-funds.com or by calling (727) 810-8160.

The Fund’s year-to-date total return as of October 31, 2022 was -59.55%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)	Return	Quarter/Year
Highest Return	61.42%	6/30/2020
Lowest Return	-18.95%	12/31/2018
Average Annual Total Returns as of December 31, 2021	1 Year	5 Years	Since Inception(1)
Returns Before Taxes	-23.36%	38.41%	25.86%
Returns After Taxes on Distributions(2)	-23.58%	37.64%	25.21%
Returns After Taxes on Distributions and Sale of Fund Shares(2)	-13.79%	32.20%	21.73%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	15.13%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	21.82%	15.03%	11.47%

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(1) The Fund commenced operations on October 31, 2014.

(2) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k)  plans or individual retirement accounts.

Management of the Fund

Investment Adviser.    ARK Investment Management LLC.

Portfolio Manager.    The following individual has been primarily responsible for the day-to-day management of the Fund’s portfolio since the inception of the Fund: Catherine D. Wood.

Purchase and Sale of Shares and Tax Information

For important information about the purchase and sale of Shares, tax information and financial intermediary compensation, please turn to “Summary Information About Purchases and Sales of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries” in this prospectus.

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ARK Next Generation Internet ETF (ARKW)

Investment Objective

The ARK Next Generation Internet ETF’s (“Fund”) investment objective is long-term growth of capital.

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries on their purchases and sales of Shares, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(a)	0.00%
Acquired Fund Fees and Expenses(b)	0.13%
Total Annual Fund Operating Expenses(b)	0.88%

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(a) Pursuant to a Supervision Agreement, ARK Investment Management LLC (“Adviser”) pays all other expenses of the Fund (other than acquired fund fees and expenses, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses)).

(b) The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses represent the Fund’s pro rata share of fees and expenses incurred indirectly as a result of investing in other funds, including ETFs and money market funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$ 90
3	$ 281
5	$ 488
10	$1,084

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that will invest under normal circumstances primarily (at least 80% of its assets) in domestic and foreign equity securities of companies that are relevant to the Fund’s investment theme of next generation internet.

Next generation internet companies are companies that the Adviser believes are focused on and expected to benefit from shifting the bases of technology infrastructure from hardware and software to the cloud, enabling mobile and local services, such as companies that rely on or benefit from the increased use of shared technology, infrastructure and services. These companies may include mail order houses which generate the entirety of their business through websites and which offer internet-based products and services, such as streaming media or cloud storage in addition to traditional physical goods. These companies may also include ones that develop, use or rely on innovative payment methodologies, big data, the “internet of things*,” social distribution and media, and technologies that make financial services more efficient (“Fintech Innovation Companies”).

In selecting companies that the Adviser believes are relevant to a particular investment theme, the Adviser seeks to identify, using its own internal research and analysis, companies capitalizing on disruptive innovation or that are enabling the further development of a theme in the markets in which they operate. The Adviser’s internal research and analysis leverages insights from diverse sources, including external research, to develop and refine its investment themes and identify and take advantage of trends that have ramifications for individual companies or entire industries. The types of companies that the Adviser believes are relevant to this theme are those that are focused on shifting the bases of technology infrastructure from hardware and software to the cloud, enabling mobile and local services, among others. The Adviser believes Fintech Innovation Companies are companies that are focused on and expected to benefit from the shifting of the financial sector and economic transactions to technology infrastructure platforms, and technological intermediaries. Fintech Innovation Companies may also develop, use or rely on innovative payment platforms and methodologies, point of sale providers, transactional innovations, business analytics, fraud reduction, frictionless funding platforms, peer-to-peer lending, blockchain technologies,** intermediary exchanges, asset allocation technology, cryptocurrency,*** mobile payments, and risk pricing and pooling aggregators. The Fund may have exposure to cryptocurrency, such as bitcoin, indirectly through an investment in a grantor trust or in other pooled investment vehicles, such as exchange-traded funds domiciled in Canada.

The Fund’s exposure to cryptocurrency may change over time and, accordingly, such exposure may not always be represented in the Fund’s portfolio.

_______________

* The Adviser defines the “internet of things” as a system of interrelated computing devices, mechanical and digital machines, or physical objects that are provided unique identifiers and the ability to transfer data over a network without requiring human-to-human or human-to-computer interaction.

** The term “blockchain” refers to a peer-to-peer distributed ledger that is secured using cryptography. A distributed ledger is a shared electronic database where information is recorded and stored across multiple computers; a blockchain is one type of distributed ledger. A blockchain may be open and permissionless or private and permissioned. The Bitcoin and Ethereum blockchains are examples of open, public, permissionless blockchains. Blockchain derives its name from the way it stores transaction data in “blocks” that are linked together to form a chain. As the number of transactions grows, so does the blockchain. Blocks record and confirm the time and sequence of transactions, which are then logged into the blockchain network, which is, with respect to public blockchains, governed by rules agreed on by the network participants.

***  Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. There are thousands of cryptocurrencies, the most well-known of which is bitcoin.

The Adviser’s process for identifying Next Generation Internet Companies uses both “top down” (thematic research sizing the potential total available market, and surfacing the prime beneficiaries) and “bottom up” (valuation, fundamental and quantitative measures) approaches. In both the Adviser’s “top down” and “bottom up” approaches, the Adviser evaluates environmental, social, and governance (“ESG”) considerations. In its “top down” approach, the Adviser uses the framework of the United Nations Sustainable Development Goals to integrate ESG considerations into its research and investment process. The Adviser, however, does not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. In its “bottom up” approach, the Adviser makes its investment decisions primarily based on its analysis of the potential of individual companies, while integrating ESG considerations into that process. The Adviser’s highest-conviction investment ideas are those that it believes present the best risk-reward opportunities.

Under normal circumstances, substantially all of the Fund’s assets will be invested in equity securities, including common stocks, partnership interests, business trust shares and other equity investments or ownership interests in business enterprises. The Fund’s investments will include micro-, small-, medium- and large-capitalization companies. The Fund’s investments in foreign equity securities will be in both developed and emerging markets.

The Fund will be concentrated (i.e., more than 25% of the value of the Fund’s assets) in securities of issuers having their principal business activities in the Internet information provider and catalog and mail order house industry. This concentration limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund may invest in foreign securities listed on foreign exchanges as well as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a high percentage of its assets in a limited number of issuers.

Principal Risks

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) on an agency basis (i.e., on behalf of other market participants). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, Shares may possibly trade at a discount to net asset value (“NAV”). The AP risk may be heightened in the case of ETFs investing internationally because international ETFs often require APs to post collateral, which only certain APs are able to do.

Blockchain Investments Risk. An investment in companies actively engaged in blockchain technology may be subject to the following risks:

• The technology is new and many of its uses may be untested.  The mechanics of using distributed ledger technology to transact in other types of assets, such as securities or derivatives, is relatively new and untested. There is no assurance that widespread adoption will occur. A lack of expansion in the usage of blockchain technology could adversely affect an investment in the Fund. A breach to one blockchain could cause investors, and the public generally, to lose trust in blockchain technology and increase reluctance to issue and invest in assets recorded on blockchains. Furthermore, blockchain technology is subject to a rapidly-evolving regulatory landscape in the United States and in other countries, which might include security, privacy or other regulatory concerns that could require changes to blockchain networks.

• Theft, loss or destruction.  Transacting on a blockchain depends in part specifically on the use of cryptographic keys that are required to access a user’s account (or “wallet”). The theft, loss or destruction of these keys impairs the value of ownership claims users have over the relevant assets being represented by the ledger (whether “smart contracts,” securities, currency or other digital assets). The theft, loss or destruction of private or public keys needed to transact on a blockchain could also adversely affect a company’s business or operations if it were dependent on the ledger.

• Competing platforms and technologies.  The development and acceptance of competing platforms or technologies may cause consumers or investors to use alternatives to blockchains.

• Cyber security incidents.  Cyber security incidents may compromise an issuer, its operations or its business. Cyber security incidents may also specifically target a user’s transaction history, digital assets, or identity, thereby leading to privacy concerns. In addition, certain features of blockchain technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

• Developmental risk.  Blockchain technology may never develop optimized transactional processes that lead to realized economic returns for any company in which the Fund invests. Companies that are developing applications of blockchain technology applications may not in fact do so or may not be able to capitalize on those blockchain technologies. The development of new or competing platforms may cause consumers and investors to use alternatives to blockchains.

• Intellectual property claims.  A proliferation of recent startups attempting to apply blockchain technology in different contexts means the possibility of conflicting intellectual property claims could be a risk to an issuer, its operations or its business. This could also pose a risk to blockchain platforms that permit transactions in digital securities. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the viability of blockchain may adversely affect an investment in the Fund.

• Lack of liquid markets, and possible manipulation of blockchain-based assets.  Digital assets that are represented and trade on a blockchain may not necessarily benefit from viable trading markets. Stock exchanges have listing requirements and vet issuers, and perhaps users. These conditions may not necessarily be replicated on a blockchain, depending on the platform’s controls and other policies. The more lenient a blockchain is about vetting issuers of digital assets or users that transact on the platform, the higher the potential risk for fraud or the manipulation of digital assets. These factors may decrease liquidity or volume, or increase volatility of digital securities or other assets trading on a blockchain.

• Lack of regulation.  Digital commodities and their associated platforms are largely unregulated, and the regulatory environment is rapidly evolving. Because blockchain works by having every transaction build on every other transaction, participants can self-police any corruption, which can mitigate the need to depend on the current level of legal or government safeguards to monitor and control the flow of business transactions. As a result, companies engaged in such blockchain activities may be exposed to adverse regulatory action, fraudulent activity or even failure.

• Third party product defects or vulnerabilities.  Where blockchain systems are built using third party products, those products may contain technical defects or vulnerabilities beyond a company’s control. Open-source technologies that are used to build a blockchain application may also introduce defects and vulnerabilities.

• Reliance on the Internet.  Blockchain functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies and adversely affect the Fund. In addition, certain features of blockchain technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

• Line of business risk.  Some of the companies in which the Fund may invest are engaged in other lines of business unrelated to blockchain and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in activities linked to its use of blockchain, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Communications Sector Risk. The Fund will be more affected by the performance of the communications sector than a fund with less exposure to such sector. Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Concentration Risk. The Fund’s assets will be concentrated in securities of issuers having their principal business activities in the Internet information provider and catalog and mail order house industry. To the extent that the Fund continues to be concentrated in the Internet information provider and catalog and mail order house industry, the Fund will be subject to the risk that economic, political, or other conditions that have a negative effect on such industry, and likely will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries. Please see also the “Internet Information Provider Company Risk” and “Catalog and Mail Order House Company Risk” disclosures below.

Consumer Discretionary Risk. The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.

Cryptocurrency Risk. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Cryptocurrency is an emerging asset class. There are thousands of cryptocurrencies, the most well-known of which is bitcoin. The Fund may have exposure to bitcoin indirectly through an investment in the Grayscale Bitcoin Trust (“GBTC”), a privately offered, open-end investment vehicle that invests in bitcoin, or other pooled investment vehicles that invest in bitcoin, such as exchange-traded funds that are domiciled and listed for trading in Canada (“Canadian Bitcoin ETFs”).

Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government, corporation, or other entity. Cryptocurrency is not generally accepted as legal tender. Regulation of cryptocurrency is still developing. Federal, state and/or foreign governments may restrict the development, use, or exchange of cryptocurrency.

The market price of bitcoin has been subject to extreme fluctuations. The price of bitcoin could fall sharply (potentially to zero) for various reasons, including, but not limited to, regulatory changes, issues impacting the bitcoin network, events involving entities that facilitate transactions in bitcoin, or changes in user preferences in favor of alternative cryptocurrencies. Furthermore, events that impact one cryptocurrency may lead to a decline in the value of other cryptocurrencies, including bitcoin.

Cryptocurrency exchanges and other trading venues on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated. Therefore, cryptocurrency exchanges may be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Cryptocurrency exchanges may not have the same features as traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden price swings such as “flash crashes.” As a result, the prices of cryptocurrencies on exchanges may be subject to more volatility than traditional assets traded on regulated exchanges. Cryptocurrency exchanges are also subject to cyber security risks. Cryptocurrency exchanges have experienced cyber security breaches in the past and may be breached in the future, which could result in the theft and/or loss of bitcoin and other cryptocurrencies and impact the value of bitcoin. Furthermore, cyber security events, legal or regulatory actions, fraud, and technical glitches, may cause a cryptocurrency exchange to shut down temporarily or permanently, which may also affect the value of bitcoin.

The Fund’s investments in GBTC or Canadian Bitcoin ETFs expose the Fund to all of the risks related to cryptocurrencies described above and also expose the Fund to risks related to GBTC and the Canadian Bitcoin ETFs directly. Shares of GBTC may trade at a significant premium or discount to NAV. To the extent GBTC trades at a discount to NAV, the value of the Fund’s investment in GBTC would typically decrease. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies, including bitcoin, are susceptible to theft, loss and destruction. If GBTC or a Canadian Bitcoin ETF experience theft, loss, or destruction of its bitcoin holdings, the Fund’s investments in GBTC or the Canadian Bitcoin ETF could be harmed. Furthermore, because there is no guarantee that an active trading market for GBTC will exist at any time, the Fund’s investments in GBTC may also be subject to liquidity risk, which can impair the value of the Fund’s investments in GBTC. Investors may experience losses if the value of the Fund’s investments in GBTC or Canadian Bitcoin ETFs decline.

Cryptocurrency Tax Risk. Many significant aspects of the U.S. federal income tax treatment of investments in bitcoin are uncertain and an investment in bitcoin may produce income that is not treated as qualifying income for purposes of the income test applicable to regulated investment companies, such as the Fund. GBTC is expected to be treated as a grantor trust for U.S. federal income tax purposes, and therefore an investment by the Fund in GBTC will generally be treated as a direct investment in bitcoin for such purposes. See “Taxes” in the Fund’s Statement of Additional Information for more information.

Currency Risk. Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to other currencies will adversely affect the value of the Fund’s investments denominated in those other currencies.

Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, funds have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events from external or internal sources that may cause the Fund to lose proprietary information, suffer data corruption, lose operational capacity, or result in unauthorized access to confidential information. Such events could prevent the Fund from engaging in normal business activities and cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve, among other things, unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, ransomware attacks that impair the Fund’s ability to access its data or systems until a ransom is paid, or denial-of-service attacks that make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its adviser, administrator, transfer agent or custodian, the Fund’s trading counterparties, and issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Cyber security breaches experienced by an issuer in which the Fund invests can also impact the value of the Fund’s investment in that issuer. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of its third-party service providers, trading counterparties, or issuers.

Depositary Receipts Risk.  Depositary receipts generally involve similar risks to those associated with investments in foreign securities. Depositary receipts are securities that are typically issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign securities. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.

Disruptive Innovation Risk. Companies that the Adviser believes are capitalizing on disruptive innovation and developing technologies to displace older technologies or create new markets may not in fact do so. Companies that initially develop a novel technology may not be able to capitalize on the technology. Companies that develop disruptive technologies may face political or legal attacks from competitors, industry groups or local and national governments. These companies may also be exposed to risks applicable to sectors other than the disruptive innovation theme for which they are chosen, and the securities issued by these companies may underperform the securities of other companies that are primarily focused on a particular theme. The Fund may invest in a company that does not currently derive any revenue from disruptive innovations or technologies, and there is no assurance that a company will derive any revenue from disruptive innovations or technologies in the future. A disruptive innovation or technology may constitute a small portion of a company’s overall business. As a result, the success of a disruptive innovation or technology may not affect the value of the equity securities issued by the company.

Emerging Market Securities Risk. Investment in securities of emerging market issuers may present risks that are greater than or different from those associated with foreign securities due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

Equity Securities Risk. The value of the equity securities the Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. These can include stock movements, purchases or sales of securities by the Fund, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments.

• Special Purpose Acquisition Companies (SPACs).  The Fund may invest in stock of, warrants to purchase stock of, and other interests in SPACs or similar special purposes entities. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Investments in SPACs and similar entities are subject to a variety of risks beyond those associated with other equity securities. Because SPACs and similar entities do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value.

Financial Technology Risk. Companies that are developing financial technologies that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. Fintech Innovation Companies may not be able to capitalize on their disruptive technologies if they face political and/or legal attacks from competitors, industry groups or local and national governments. Laws generally vary by country, creating some challenges to achieving scale. A Fintech Innovation Company may not currently derive any revenue, and there is no assurance that such company will derive any revenue from innovative technologies in the future. Additionally, Fintech Innovation Companies may be adversely impacted by potential rapid product obsolescence, cybersecurity attacks, increased regulatory oversight and disruptions in the technology they depend on.

Foreign Securities Risk. The Fund’s investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund normally will not hedge any foreign currency exposure.

Information Technology Sector Risk. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

• Internet Company Risk.  Many Internet-related companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business. Additionally, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business.

• Semiconductor Company Risk.  Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

• Software Industry Risk.  The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

International Closed-Market Trading Risk.  Because certain of the Fund’s underlying securities trade on an exchange that is closed when the securities exchange on which Fund Shares list and trade is open, there are likely to be deviations between the current pricing of an underlying security and stale security pricing (i.e., the last quote from its closed foreign market), likely resulting in premiums or discounts to NAV that may be greater than those experienced by ETFs that do not invest in foreign securities.

Issuer Risk. Because the Fund may invest in between 40 and 50 issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the issuer’s goods or services.

Large-Capitalization Companies Risk.  Large-capitalization companies are generally less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of large-capitalization companies may not rise as much as that of companies with smaller market capitalizations.

Management Risk. As an actively-managed ETF, the Fund is subject to management risk. The ability of the Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser, and there can be no assurance that any such personnel will continue to be associated with the Fund.

Market Risk.  The value of the Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, military conflict, acts of terrorism, social unrest, environmental disasters, natural disasters or events, recessions, supply chain disruptions, political instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Market Trading Risk.  The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility, the potential lack of an active trading market for Shares due to market stress, or trading halts impacting the Shares or the Fund’s underlying securities, which may result in Shares trading at a significant premium or discount to their NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively.

Micro-Capitalization Companies Risk.  Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Next Generation Internet Companies Risk. The risks described below apply, in particular, to the Fund’s investment in Next Generation Internet Companies.

• Internet Information Provider Company Risk.  Internet information provider companies provide Internet navigation services and reference guide information and publish, provide or present proprietary advertising and/or third party content. Such companies often derive a large portion of their revenues from advertising, and a reduction in spending by or loss of advertisers could seriously harm their business. This business is rapidly evolving and intensely competitive, and is subject to changing technologies, shifting user needs, and frequent introductions of new products and services. The research and development of new, technologically advanced products is a complex and uncertain process requiring high levels of innovation and investment, as well as the accurate anticipation of technology, market trends and consumer needs. The number of people who access the Internet is increasing dramatically and a failure to attract and retain a substantial number of such users to a company’s products and services or to develop products and technologies that are more compatible with alternative devices, could adversely affect operating results. Concerns regarding a company’s products, services or processes that may compromise the privacy of users or other privacy related matters, even if unfounded, could damage a company’s reputation and adversely affect operating results.

• Catalog and Mail Order House Company Risk.  Catalog and mail order house companies may be exposed to significant inventory risks that may adversely affect operating results due to, among other factors: seasonality, new product launches, rapid changes in product cycles and pricing, defective merchandise, changes in consumer demand and consumer spending patterns, or changes in consumer tastes with respect to products. Demand for products can change significantly between the time inventory or components are ordered and the date of sale. The acquisition of certain types of inventory or components may require significant lead-time and prepayment and they may not be returnable. Failure to adequately predict customer demand or otherwise optimize and operate distribution centers could result in excess or insufficient inventory or distribution capacity, result in increased costs, impairment charges, or both. The business of catalog and mail order house companies can be highly seasonal and failure to stock or restock popular products in sufficient amounts during high demand periods could significantly affect revenue and future growth. Increased website traffic during peak periods could cause system interruptions which may reduce the volume of goods sold and the attractiveness of a company’s products and services.

Non-Diversified Risk.  The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Small- and Medium-Capitalization Companies Risk.  Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1 year, 5 years and since the Fund’s inception compare with those of the S&P 500 Index and the MSCI World Index. The S&P 500 Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries. Returns shown for the MSCI World Index are net of foreign withholding taxes applicable to U.S. investors. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting http://ark-funds.com or by calling (727) 810-8160.

The Fund’s year-to-date total return as of October 31, 2022 was -59.28%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)	Return	Quarter/Year
Highest Return	60.37%	6/30/2020
Lowest Return	-16.62%	12/31/2018
Average Annual Total Returns as of December 31, 2021	1 Year	5 Years	Since Inception(1)
Returns Before Taxes	-16.65%	41.61%	31.51%
Returns After Taxes on Distributions(2)	-17.20%	39.78%	30.19%
Returns After Taxes on Distributions and Sale of Fund Shares(2)	-9.49%	34.37%	26.51%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	15.09%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	21.82%	15.03%	11.22%

_______________

(1) The Fund commenced operations on September 30, 2014.

(2) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k)  plans or individual retirement accounts.

Management of the Fund

Investment Adviser.    ARK Investment Management LLC.

Portfolio Manager.    The following individual has been primarily responsible for the day-to-day management of the Fund’s portfolio since the inception of the Fund: Catherine D. Wood.

Purchase and Sale of Shares and Tax Information

For important information about the purchase and sale of Shares, tax information and financial intermediary compensation, please turn to “Summary Information About Purchases and Sales of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries” in this prospectus.

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ARK Fintech Innovation ETF (ARKF)

Investment Objective

The ARK Fintech Innovation ETF’s (“Fund”) investment objective is long-term growth of capital.

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries on their purchases and sales of Shares, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses	0.75%

_______________

(a) Pursuant to a Supervision Agreement, ARK Investment Management LLC (“Adviser”) pays all other expenses of the Fund (other than acquired fund fees and expenses, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses)).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$ 77
3	$240
5	$417
10	$931

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that will invest under normal circumstances primarily (at least 80% of its assets) in domestic and foreign equity securities of companies that are engaged in the Fund’s investment theme of financial technology (“Fintech”) innovation. A company is deemed to be engaged in the theme of Fintech innovation if (i) it derives a significant portion of its revenue or market value from the theme of Fintech innovation or (ii) it has stated its primary business to be in products and services focused on the theme of Fintech innovation. The Adviser defines “Fintech innovation” as the introduction of a technologically enabled new product or service that potentially changes the way the financial sector works.

In selecting companies that the Adviser believes are engaged in the theme of Fintech innovation (“Fintech Innovation Companies”), the Adviser seeks to identify, using its own internal research and analysis, companies capitalizing on disruptive innovation. Disruptive innovation occurs when a new product or service substantially alters the way a market or industry functions. The Adviser’s internal research and analysis leverages insights from diverse sources, including external research, to develop and refine its investment themes and identify and take advantage of trends that have ramifications for individual companies or entire industries.

Fintech Innovation Companies are companies that may develop, use or rely on innovative payment platforms and methodologies, point of sale providers, e-commerce, transactional innovations, business analytics, fraud reduction, frictionless funding platforms, peer-to-peer lending, blockchain* technologies, intermediary exchanges, asset allocation technology, mobile payments, and risk pricing and pooling aggregators (insurance). A Fintech Innovation Company may not currently derive any revenue, and there is no assurance that such company will derive any revenue from innovative technologies in the future.

The Adviser will select investments for the Fund that represent the Adviser’s highest-conviction investment ideas within the theme of Fintech innovation, as defined above, in constructing the Fund’s portfolio.

The Adviser’s process for identifying Fintech Innovation Companies uses both “top down” (thematic research sizing the potential total available market, and surfacing the prime beneficiaries) and “bottom up” (valuation, fundamental and quantitative measures) approaches. In both the Adviser’s “top down” and “bottom up” approaches, the Adviser evaluates environmental, social, and governance (“ESG”) considerations. In its “top down” approach, the Adviser uses the framework of the United Nations Sustainable Development Goals to integrate ESG considerations into its research and investment process. The Adviser, however, does not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. In its “bottom up” approach, the Adviser makes its investment decisions primarily based on its analysis of the potential of individual companies, while integrating ESG considerations into that process. The Adviser’s highest-conviction investment ideas are those that it believes present the best risk-reward opportunities.

Under normal circumstances, substantially all of the Fund’s assets will be invested in equity securities, including common stocks, partnership interests, business trust shares and other equity investments or ownership interests in business enterprises. The Fund’s investments will include micro-, small-, medium- and large-capitalization companies. The Fund’s investments in foreign equity securities

____________

* The term “blockchain” refers to a peer-to-peer distributed ledger that is secured using cryptography. A distributed ledger is a shared electronic database where information is recorded and stored across multiple computers; a blockchain is one type of distributed ledger. A blockchain may be open and permissionless or private and permissioned. The Bitcoin and Ethereum blockchains are examples of open, public, permissionless blockchains. Blockchain derives its name from the way it stores transaction data in blocks that are linked together to form a chain. As the number of transactions grows, so does the blockchain. Blocks record and confirm the time and sequence of transactions, which are then logged into the blockchain network, which is, with respect to public blockchains, governed by rules agreed on by the network participants.

will be in both developed and emerging markets. The Fund may invest in foreign securities listed on foreign exchanges as well as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a high percentage of its assets in a limited number of issuers. The Fund’s portfolio is expected to contain 40 to 55 common stocks (including domestic stocks, ADRs and securities listed on foreign exchanges) that are conviction weighted. The Fund will concentrate (i.e., more than 25% of the value of the Fund’s assets) in securities of issuers having their principal business activities in the communication, technology and financials group of industries. This concentration limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Principal Risks

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) on an agency basis (i.e., on behalf of other market participants). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, Shares may possibly trade at a discount to net asset value (“NAV”). The AP risk may be heightened in the case of ETFs investing internationally because international ETFs often require APs to post collateral, which only certain APs are able to do.

Concentration Risk. The Fund’s assets will be concentrated in securities of issuers having their principal business activities in groups of industries in the communication, technology and financials group of industries. To the extent that the Fund continues to be concentrated in the communication, technology and financials groups of industries, the Fund will be subject to the risk that economic, political, business or other conditions that have a negative effect on such industry groups will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries. Please see also the “Communications Sector Risk,” “Financial Sector Risk” and “Information Technology Sector Risk” disclosures below.

Blockchain Investments Risk. An investment in companies actively engaged in blockchain technology may be subject to the following risks:

• The technology is new and many of its uses may be untested.  The mechanics of using distributed ledger technology to transact in other types of assets, such as securities or derivatives, is relatively new and untested. There is no assurance that widespread adoption will occur. A lack of expansion in the usage of blockchain technology could adversely affect an investment in the Fund. A breach to one blockchain could cause investors, and the public generally, to lose trust in blockchain technology and increase reluctance to issue and invest in assets recorded on blockchains. Furthermore, blockchain technology is subject to a rapidly-evolving regulatory landscape in the United States and in other countries, which might include security, privacy or other regulatory concerns that could require changes to blockchain networks.

• Theft, loss or destruction.  Transacting on a blockchain depends in part specifically on the use of cryptographic keys that are required to access a user’s account (or “wallet”). The theft, loss or destruction of these keys impairs the value of ownership claims users have over the relevant assets being represented by the ledger (whether “smart contracts,” securities, currency or other digital assets). The theft, loss or destruction of private or public keys needed to transact on a blockchain could also adversely affect a company’s business or operations if it were dependent on the ledger.

• Competing platforms and technologies.  The development and acceptance of competing platforms or technologies may cause consumers or investors to use alternatives to blockchains.

• Cyber security incidents.  Cyber security incidents may compromise an issuer, its operations or its business. Cyber security incidents may also specifically target a user’s transaction history, digital assets, or identity, thereby leading to privacy concerns. In addition, certain features of blockchain technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

• Developmental risk.  Blockchain technology may never develop optimized transactional processes that lead to realized economic returns for any company in which the Fund invests. Companies that are developing applications of blockchain technology applications may not in fact do so or may not be able to capitalize on those blockchain technologies. The development of new or competing platforms may cause consumers and investors to use alternatives to blockchains.

• Intellectual property claims.  A proliferation of recent startups attempting to apply blockchain technology in different contexts means the possibility of conflicting intellectual property claims could be a risk to an issuer, its operations or its business. This could also pose a risk to blockchain platforms that permit transactions in digital securities. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the viability of blockchain may adversely affect an investment in the Fund.

• Lack of liquid markets, and possible manipulation of blockchain-based assets.  Digital assets that are represented and trade on a blockchain may not necessarily benefit from viable trading markets. Stock exchanges have listing requirements and vet issuers, and perhaps users. These conditions may not necessarily be replicated on a blockchain, depending on the platform’s controls and other policies. The more lenient a blockchain is about vetting issuers of digital assets or users that transact on the platform, the higher the potential risk for fraud or the manipulation of digital assets. These factors may decrease liquidity or volume, or increase volatility of digital securities or other assets trading on a blockchain.

• Lack of regulation.  Digital commodities and their associated platforms are largely unregulated, and the regulatory environment is rapidly evolving. Because blockchain works by having every transaction build on every other transaction, participants can self-police any corruption, which can mitigate the need to depend on the current level of legal or government safeguards to monitor and control the flow of business transactions. As a result, companies engaged in such blockchain activities may be exposed to adverse regulatory action, fraudulent activity or even failure.

• Third party product defects or vulnerabilities.  Where blockchain systems are built using third party products, those products may contain technical defects or vulnerabilities beyond a company’s control. Open-source technologies that are used to build a blockchain application may also introduce defects and vulnerabilities.

• Reliance on the Internet.  Blockchain functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies and adversely affect the Fund. In addition, certain features of blockchain technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

• Line of business risk.  Some of the companies in which the Fund may invest are engaged in other lines of business unrelated to blockchain and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in activities linked to its use of blockchain, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Communications Sector Risk. The Fund will be more affected by the performance of the communications sector than a fund with less exposure to such sector. Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Currency Risk. Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to other currencies will adversely affect the value of the Fund’s investments denominated in those other currencies.

Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, funds have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events from external or internal sources that may cause the Fund to lose proprietary information, suffer data corruption, lose operational capacity, or result in unauthorized access to confidential information. Such events could prevent the Fund from engaging in normal business activities and cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve, among other things, unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, ransomware attacks that impair the Fund’s ability to access its data or systems until a ransom is paid, or denial-of-service attacks that make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its adviser, administrator, transfer agent or custodian, the Fund’s trading counterparties, and issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Cyber security breaches experienced by an issuer in which the Fund invests can also impact the value of the Fund’s investment in that issuer. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of its third-party service providers, trading counterparties, or issuers.

Depositary Receipts Risk.  Depositary receipts generally involve similar risks to those associated with investments in foreign securities. Depositary receipts are securities that are typically issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign securities. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.

Disruptive Innovation Risk. Companies that the Adviser believes are capitalizing on disruptive innovation and developing technologies to displace older technologies or create new markets may not in fact do so. Companies that initially develop a novel technology may not be able to capitalize on the technology. Companies that develop disruptive technologies may face political or legal attacks from competitors, industry groups or local and national governments. These companies may also be exposed to risks applicable to sectors other than the disruptive innovation theme for which they are chosen, and the securities issued by these companies may underperform the securities of other companies that are primarily focused on a particular theme. The Fund may invest in a company that does not currently derive any revenue from disruptive innovations or technologies, and there is no assurance that a company will derive any revenue from disruptive innovations or technologies in the future. A disruptive innovation or technology may constitute a small portion of a company’s overall business. As a result, the success of a disruptive innovation or technology may not affect the value of the equity securities issued by the company.

Emerging Market Securities Risk. Investment in securities of emerging market issuers may present risks that are greater than or different from those associated with foreign securities due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

Equity Securities Risk. The value of the equity securities the Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. These can include stock movements, purchases or sales of securities by the Fund, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments.

• Special Purpose Acquisition Companies (SPACs).  The Fund may invest in stock of, warrants to purchase stock of, and other interests in SPACs or similar special purposes entities. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Investments in SPACs and similar entities are subject to a variety of risks beyond those associated with other equity securities. Because SPACs and similar entities do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value.

Financial Sector Risk. The factors that impact the financial sector will likely have a greater effect on this Fund than on a fund with less exposure to such sector. Companies in the financial sector are especially subject to the adverse effects of economic recession, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. These industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations.

Financial Technology Risk. Companies that are developing financial technologies that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. Fintech Innovation Companies may not be able to capitalize on their disruptive technologies if they face political and/or legal attacks from competitors, industry groups or local and national governments. Laws generally vary by country, creating some challenges to achieving scale. A Fintech Innovation Company may not currently derive any revenue, and there is no assurance that such company will derive any revenue from innovative technologies in the future. Additionally, Fintech Innovation Companies may be adversely impacted by potential rapid product obsolescence, cybersecurity attacks, increased regulatory oversight and disruptions in the technology they depend on.

Foreign Securities Risk. The Fund’s investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund normally will not hedge any foreign currency exposure.

Information Technology Sector Risk. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

• Internet Company Risk.  Many Internet-related companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business. Additionally, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business.

• Semiconductor Company Risk.  Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

• Software Industry Risk.  The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

International Closed-Market Trading Risk.  Because certain of the Fund’s underlying securities trade on an exchange that is closed when the securities exchange on which Fund Shares list and trade is open, there are likely to be deviations between the current pricing of an underlying security and stale security pricing (i.e., the last quote from its closed foreign market), likely resulting in premiums or discounts to NAV that may be greater than those experienced by ETFs that do not invest in foreign securities.

Issuer Risk. Because the Fund may invest in approximately 40 to 55 issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the issuer’s goods or services.

Large-Capitalization Companies Risk.  Large-capitalization companies are generally less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of large-capitalization companies may not rise as much as that of companies with smaller market capitalizations.

Management Risk. As an actively-managed ETF, the Fund is subject to management risk. The ability of the Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser, and there can be no assurance that any such personnel will continue to be associated with the Fund.

Market Risk.  The value of the Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, military conflicts, acts of terrorism, social unrest, environmental disasters, natural disasters or events, recessions, supply chain disruptions, political instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Market Trading Risk.  The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility, the potential lack of an active trading market for Shares due to market stress, or trading halts impacting the Shares or the Fund’s underlying securities, which may result in Shares trading at a significant premium or discount to their NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively.

Micro-Capitalization Companies Risk.  Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Non-Diversified Risk.  The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Small- and Medium-Capitalization Companies Risk.  Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1 year and since the Fund’s inception compare with those of the S&P 500 Index and the MSCI World Index. The S&P 500 Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries. Returns shown for the MSCI World Index are net of foreign withholding taxes applicable to U.S. investors. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting http://ark-funds.com or by calling (727) 810-8160.

The Fund’s year-to-date total return as of October 31, 2022 was -59.17%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)	Return	Quarter/Year
Highest Return	54.12%	6/30/2020
Lowest Return	-17.32%	12/31/2021
Average Annual Total Returns as of December 31, 2021	1 Year	Since Inception(1)
Returns Before Taxes	-17.70%	28.50%
Returns After Taxes on Distributions(2)	-17.70%	28.22%
Returns After Taxes on Distributions and Sale of Fund Shares(2)	-10.48%	22.67%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	28.71%	23.59%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	21.82%	19.29%

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(1) The Fund commenced operations on February 4, 2019.

(2) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k)  plans or individual retirement accounts.

Management of the Fund

Investment Adviser.    ARK Investment Management LLC.

Portfolio Manager.    The following individual has been primarily responsible for the day-to-day management of the Fund’s portfolio since the inception of the Fund: Catherine D. Wood.

Purchase and Sale of Shares and Tax Information

For important information about the purchase and sale of Shares, tax information and financial intermediary compensation, please turn to “Summary Information About Purchases and Sales of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries” in this prospectus.

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ARK Genomic Revolution ETF (ARKG)

Investment Objective

The ARK Genomic Revolution ETF’s (“Fund”) investment objective is long-term growth of capital.

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries on their purchases and sales of Shares, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses	0.75%

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(a) Pursuant to a Supervision Agreement, ARK Investment Management LLC (“Adviser”) pays all other expenses of the Fund (other than acquired fund fees and expenses, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses)).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$ 77
3	$240
5	$417
10	$931

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that will invest under normal circumstances primarily (at least 80% of its assets) in domestic and foreign equity securities of companies across multiple sectors, including healthcare, information technology, materials, energy and consumer discretionary, that are relevant to the Fund’s investment theme of the genomics* revolution (“Genomics Revolution Companies”), which is described below:

• Genomic Revolution Companies.  Companies that the Adviser believes are substantially focused on and are expected to substantially benefit from extending and enhancing the quality of human and other life by incorporating technological and scientific developments, improvements and advancements in genomics into their business, such as by offering new products or services that rely on genomic sequencing,** analysis, synthesis or instrumentation. These companies may include ones across multiple sectors, such as healthcare, information technology, materials, energy and consumer discretionary. These companies may also develop, produce, manufacture or significantly rely on or enable bionic devices, bio-inspired computing, bioinformatics,*** molecular medicine and agricultural biotechnology.

In selecting companies that the Adviser believes are relevant to a particular investment theme, the Adviser seeks to identify, using its own internal research and analysis, companies capitalizing on disruptive innovation or that are enabling the further development of a theme in the markets in which they operate. The Adviser’s internal research and analysis leverages insights from diverse sources, including external research, to develop and refine its investment themes and identify and take advantage of trends that have ramifications for individual companies or entire industries. The Adviser’s process for identifying Genomic Revolution Companies uses both “top down” (thematic research sizing the potential total available market, and surfacing the prime beneficiaries) and “bottom up” (valuation, fundamental and quantitative measures) approaches. In both the Adviser’s “top down” and “bottom up” approaches, the Adviser evaluates environmental, social, and governance (“ESG”) considerations. In its “top down” approach, the Adviser uses the framework of the United Nations Sustainable Development Goals to integrate ESG considerations into its research and investment process. The Adviser, however, does not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. In its “bottom up” approach, the Adviser makes its investment decisions primarily based on its analysis of the potential of individual companies, while integrating ESG considerations into that process. The Adviser’s highest-conviction investment ideas are those that it believes present the best risk-reward opportunities. The Fund may invest in certain companies that the Adviser believes are well-positioned to capitalize on and expected to devote substantial efforts to business lines enabled by disruptive genomic innovation, even if such companies do not currently derive a substantial portion of their revenues from genomics related activities.

Under normal circumstances, substantially all of the Fund’s assets will be invested in equity securities, including common stocks, partnership interests, business trust shares and other equity investments or ownership interests in business enterprises. The Fund’s investments will include micro-, small-, medium- and large-capitalization companies. The Fund’s investments in foreign equity securities will be in both developed and emerging markets.

_______________

* The Adviser defines “genomics” as the study of genes and their functions, and related techniques (e.g., genomic sequencing).

** The Adviser uses the term “genomic sequencing” to refer to techniques that allow researchers to read and decipher the genetic information found in the DNA (i.e., the exact sequence of bases A, C, G and T in a DNA molecule), including the DNA of bacteria, plants, animals and human beings.

***  The Adviser defines “bioinformatics” as the science of collecting and analyzing complex biological data such as genetic codes.

The Fund will be concentrated (i.e., more than 25% of the value of the Fund’s assets) in securities of issuers having their principal business activities in any industry or group of industries in the health care sector, including issuers having their principal business activities in the biotechnology industry. Other industries in the health care sector include medical laboratories and research and drug manufacturers. The Fund may invest in foreign securities listed on foreign exchanges as well as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a high percentage of its assets in a limited number of issuers.

Principal Risks

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) on an agency basis (i.e., on behalf of other market participants). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, Shares may possibly trade at a discount to net asset value (“NAV”). The AP risk may be heightened in the case of ETFs investing internationally because international ETFs often require APs to post collateral, which only certain APs are able to do.

Concentration Risk. The Fund’s assets will be concentrated in securities of issuers having their principal business activities in any industry or group of industries in the health care sector, including issuers having their principal business activities in the biotechnology industry. To the extent that the Fund continues to be concentrated in the health care sector or biotechnology industry (or any other related health care sector or industry), the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries. Please see also the “Health Care Sector Risk” disclosures below.

Currency Risk. Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to other currencies will adversely affect the value of the Fund’s investments denominated in those other currencies.

Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, funds have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events from external or internal sources that may cause the Fund to lose proprietary information, suffer data corruption, lose operational capacity, or result in unauthorized access to confidential information. Such events could prevent the Fund from engaging in normal business activities and cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve, among other things, unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, ransomware attacks that impair the Fund’s ability to access its data or systems until a ransom is paid, or denial-of-service attacks that make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its adviser, administrator, transfer agent or custodian, the Fund’s trading counterparties, and issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Cyber security breaches experienced by an issuer in which the Fund invests can also impact the value of the Fund’s investment in that issuer. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of its third-party service providers, trading counterparties, or issuers.

Depositary Receipts Risk.  Depositary receipts generally involve similar risks to those associated with investments in foreign securities. Depositary receipts are securities that are typically issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign securities. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.

Disruptive Innovation Risk. Companies that the Adviser believes are capitalizing on disruptive innovation and developing technologies to displace older technologies or create new markets may not in fact do so. Companies that initially develop a novel technology may not be able to capitalize on the technology. Companies that develop disruptive technologies may face political or legal attacks from competitors, industry groups or local and national governments. These companies may also be exposed to risks applicable to sectors other than the disruptive innovation theme for which they are chosen, and the securities issued by these companies may underperform the securities of other companies that are primarily focused on a particular theme. The Fund may invest in a company that does not currently derive any revenue from disruptive innovations or technologies, and there is no assurance that a company will derive any revenue from disruptive innovations or technologies in the future. A disruptive innovation or technology may constitute a small portion of a company’s overall business. As a result, the success of a disruptive innovation or technology may not affect the value of the equity securities issued by the company.

Emerging Market Securities Risk. Investment in securities of emerging market issuers may present risks that are greater than or different from those associated with foreign securities due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

Equity Securities Risk. The value of the equity securities the Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. These can include stock movements, purchases or sales of securities by the Fund, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments.

• Special Purpose Acquisition Companies (SPACs).  The Fund may invest in stock of, warrants to purchase stock of, and other interests in SPACs or similar special purposes entities. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Investments in SPACs and similar entities are subject to a variety of risks beyond those associated with other equity securities. Because SPACs and similar entities do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value.

Foreign Securities Risk. The Fund’s investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund normally will not hedge any foreign currency exposure.

Future Expected Genomic Business Risk. The Adviser expects to invest at least 80% of the Fund’s assets in Genomics Revolution Companies. However, certain of these companies do not currently derive a substantial portion of their current revenues from genomic-focused businesses and there is no assurance that any company will do so in the future, which may adversely affect the ability of the Fund to achieve its investment objective.

Health Care Sector Risk. The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are: (i) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability; (ii) subject to extensive litigation based on product liability and similar claims; and (iii) subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. In addition, issuers in the health care sector include issuers having their principal activities in the biotechnology industry, medical laboratories and research, drug laboratories and research and drug manufacturers, which have the additional risks described below.

• Biotechnology Company Risk.  A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and can accordingly be greatly affected if one of its products proves, among other things, unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, the U.S. Food and Drug Administration, the U.S. Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

• Pharmaceutical Company Risk.  Companies in the pharmaceutical industry can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition.

International Closed-Market Trading Risk.  Because certain of the Fund’s underlying securities trade on an exchange that is closed when the securities exchange on which Fund Shares list and trade is open, there are likely to be deviations between the current pricing of an underlying security and stale security pricing (i.e., the last quote from its closed foreign market), likely resulting in premiums or discounts to NAV that may be greater than those experienced by ETFs that do not invest in foreign securities.

Issuer Risk. Because the Fund may invest in approximately 35 to 50 issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the issuer’s goods or services.

Large-Capitalization Companies Risk.  Large-capitalization companies are generally less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of large-capitalization companies may not rise as much as that of companies with smaller market capitalizations.

Management Risk. As an actively-managed ETF, the Fund is subject to management risk. The ability of the Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser, and there can be no assurance that any such personnel will continue to be associated with the Fund.

Market Risk.  The value of the Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, military conflict, acts of terrorism, social unrest, environmental disasters, natural disasters or events, recessions, supply chain disruptions, political instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Market Trading Risk.  The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility, the potential lack of an active trading market for Shares due to market stress, or trading halts impacting the Shares or the Fund’s underlying securities, which may result in Shares trading at a significant premium or discount to their NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively.

Micro-Capitalization Companies Risk.  Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations.

The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Non-Diversified Risk.  The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Small- and Medium-Capitalization Companies Risk.  Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1 year, 5 years and since the Fund’s inception compare with those of the NASDAQ Healthcare Index, the S&P 500 Index and the MSCI World Index. The NASDAQ Healthcare Index contains securities of NASDAQ-listed companies classified according to the Industry Classification Benchmark as Health Care. They include health care providers, medical equipment, medical supply companies, biotechnology companies, and pharmaceutical companies. The S&P 500 Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries. Returns shown for the MSCI World Index are net of foreign withholding taxes applicable to U.S. investors. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting http://ark-funds.com or by calling (727) 810-8160.

The Fund’s year-to-date total return as of October 31, 2022 was -44.87%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)	Return	Quarter/Year
Highest Return	65.99%	6/30/2020
Lowest Return	-26.51%	12/31/2018
Average Annual Total Returns as of December 31, 2021	1 Year	5 Years	Since Inception(1)
Returns Before Taxes	-33.89%	31.28%	18.18%
Returns After Taxes on Distributions(2)	-33.99%	30.57%	17.73%
Returns After Taxes on Distributions and Sale of Fund Shares(2)	-20.00%	25.86%	14.97%
NASDAQ Healthcare Index (reflects no deduction for fees, expenses or taxes)	-3.55%	12.90%	7.28%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	15.13%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	21.82%	15.03%	11.47%

_______________

(1) The Fund commenced operations on October 31, 2014.

(2) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k)  plans or individual retirement accounts.

Management of the Fund

Investment Adviser.  ARK Investment Management LLC.

Portfolio Manager.    The following individual has been primarily responsible for the day-to-day management of the Fund’s portfolio since the inception of the Fund: Catherine D. Wood.

Purchase and Sale of Shares and Tax Information

For important information about the purchase and sale of Shares, tax information and financial intermediary compensation, please turn to “Summary Information About Purchases and Sales of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries” in this prospectus.

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ARK Autonomous Technology & Robotics ETF (ARKQ)

Investment Objective

The ARK Autonomous Technology & Robotics ETF’s (“Fund”) investment objective is long-term growth of capital.

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries on their purchases and sales of Shares, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses	0.75%

_______________

(a) Pursuant to a Supervision Agreement, ARK Investment Management LLC (“Adviser”) pays all other expenses of the Fund (other than acquired fund fees and expenses, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses)).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$ 77
3	$240
5	$417
10	$931

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that will invest under normal circumstances primarily (at least 80% of its assets) in domestic and foreign equity securities of autonomous technology and robotics companies that are relevant to the Fund’s investment theme of disruptive innovation.

Autonomous technology and robotics companies are companies that the Adviser believes are expected to focus on and benefit from the development of new products or services, technological improvements and advancements in scientific research related to, among other things, disruptive innovation in automation and manufacturing (“Automation Transformation Companies”), transportation, energy (“Energy Transformation Companies”), artificial intelligence (“Artificial Intelligence Companies”) and materials. These types of companies are described below:

• Automation Transformation Companies.  Companies that the Adviser believes are focused on man capitalizing on the productivity of machines, such as through the automation of functions, processes or activities previously performed by human labor, such as transportation through an emphasis on mobility as a service, or the use of robotics to perform other functions, activities or processes.

• Energy Transformation Companies.  Companies that the Adviser believes seek to capitalize on innovations or evolutions in: (i) ways that energy is stored or used; (ii) the discovery, collection and/or implementation of new sources of energy, including unconventional sources of oil or natural gas; and/or (iii) the production or development of new materials for use in commercial applications of energy production, use or storage.

• Artificial Intelligence Companies.  Companies that the Adviser considers to be Artificial Intelligence (“AI”) Companies include a company that: (i) designs, creates, integrates, or delivers robotics, autonomous technology, and/or AI in the form of products, software, or systems; (ii) develops the building block components for robotics, autonomous technology, or AI, such as advanced machinery, semiconductors and databases used for machine learning; (iii) provides its own value-added services on top of such building block components, but are not core to the company’s product or service offering; and/or (iv) develops computer systems that are able to perform tasks that normally require human intelligence, such as visual perception, speech recognition, decision-making, and translation between languages.

In selecting companies that the Adviser believes are relevant to a particular investment theme, the Adviser seeks to identify, using its own internal research and analysis, companies capitalizing on disruptive innovation or that are enabling the further development of a theme in the markets in which they operate. The Adviser’s internal research and analysis leverages insights from diverse sources, including external research, to develop and refine its investment themes and identify and take advantage of trends that have ramifications for individual companies or entire industries.

The Adviser’s process for identifying Automation Transformation Companies, Energy Transformation Companies and Artificial Intelligence Companies uses both “top down” (thematic research sizing the potential total available market, and surfacing the prime beneficiaries) and “bottom up” (valuation, fundamental and quantitative measures) approaches. In both the Adviser’s “top down” and “bottom up” approaches, the Adviser evaluates environmental, social, and governance (“ESG”) considerations. In its “top down” approach, the Adviser uses the framework of the United Nations Sustainable Development Goals to integrate ESG considerations into its research and investment process. The Adviser, however, does not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. In its “bottom up” approach, the Adviser makes its investment decisions primarily based on its analysis of the potential of individual companies, while integrating ESG considerations into that process. The Adviser’s highest-conviction investment ideas are those that it believes present the best risk-reward opportunities.

Under normal circumstances, substantially all of the Fund’s assets will be invested in equity securities, including common stocks, partnership interests, business trust shares and other equity investments or ownership interests in business enterprises. The Fund’s investments will include micro-, small-, medium- and large-capitalization companies. The Fund’s investments in foreign equity securities will be in both developed and emerging markets.

The Fund will be concentrated (i.e., more than 25% of the value of the Fund’s assets) in securities of issuers having their principal business activities in groups of industries in the industrials or information technology sectors, although it will not concentrate in any specific industry. The Fund may invest in foreign securities listed on foreign exchanges as well as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a high percentage of its assets in a limited number of issuers.

Principal Risks

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) on an agency basis (i.e., on behalf of other market participants). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, Shares may possibly trade at a discount to net asset value (“NAV”). The AP risk may be heightened in the case of ETFs investing internationally because international ETFs often require APs to post collateral, which only certain APs are able to do.

Concentration Risk. The Fund’s assets will be concentrated in securities of issuers having their principal business activities in groups of industries in the (i) industrials sector or (ii) information technology sector. However, the Fund will not concentrate in any specific industry. To the extent that the Fund continues to be concentrated in groups of industries in the industrials sector or the information technology sector, the Fund will be subject to the risk that economic, political, business or other conditions that have a negative effect on such industry groups will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries. Please see also the “Industrials Sector Risk” and “Information Technology Sector Risk” disclosures below.

Consumer Discretionary Risk. The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.

Currency Risk. Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to other currencies will adversely affect the value of the Fund’s investments denominated in those other currencies.

Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, funds have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events from external or internal sources that may cause the Fund to lose proprietary information, suffer data corruption, lose operational capacity, or result in unauthorized access to confidential information. Such events could prevent the Fund from engaging in normal business activities and cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve, among other things, unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, ransomware attacks that impair the Fund’s ability to access its data or systems until a ransom is paid, or denial-of-service attacks that make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its adviser, administrator, transfer agent or custodian, the Fund’s trading counterparties, and issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Cyber security breaches experienced by an issuer in which the Fund invests can also impact the value of the Fund’s investment in that issuer. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of its third-party service providers, trading counterparties, or issuers.

Depositary Receipts Risk.  Depositary receipts generally involve similar risks to those associated with investments in foreign securities. Depositary receipts are securities that are typically issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign securities. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.

Disruptive Innovation Risk. Companies that the Adviser believes are capitalizing on disruptive innovation and developing technologies to displace older technologies or create new markets may not in fact do so. Companies that initially develop a novel technology may not be able to capitalize on the technology. Companies that develop disruptive technologies may face political or legal attacks from competitors, industry groups or local and national governments. These companies may also be exposed to risks applicable to sectors other than the disruptive innovation theme for which they are chosen, and the securities issued by these companies may underperform the securities of other companies that are primarily focused on a particular theme. The Fund may invest in a company that does not currently derive any revenue from disruptive innovations or technologies, and there is no assurance that a company will derive any revenue from disruptive innovations or technologies in the future. A disruptive innovation or technology may constitute a small portion of a company’s overall business. As a result, the success of a disruptive innovation or technology may not affect the value of the equity securities issued by the company.

Emerging Market Securities Risk. Investment in securities of emerging market issuers may present risks that are greater than or different from those associated with foreign securities due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

Equity Securities Risk. The value of the equity securities the Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. These can include stock movements, purchases or sales of securities by the Fund, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments.

• Special Purpose Acquisition Companies (SPACs).  The Fund may invest in stock of, warrants to purchase stock of, and other interests in SPACs or similar special purposes entities. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Investments in SPACs and similar entities are subject to a variety of risks beyond those associated with other equity securities. Because SPACs and similar entities do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value.

Foreign Securities Risk. The Fund’s investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund normally will not hedge any foreign currency exposure.

Industrials Sector Risk. The industrials sector includes companies engaged in aerospace and defense, electrical engineering, machinery, and professional services. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

• Aerospace and Defense Company Risk.  Companies in the aerospace and defense industry rely to a large extent on U.S. (and other) Government demand for their products and services and may be significantly affected by changes in government regulations and spending, as well as economic conditions and industry consolidation.

• Professional Services Company Risk.  Professional services companies may be materially impacted by economic conditions and related fluctuations in client demand for marketing, business, technology and other consulting services. Professional services companies’ success depends in large part on attracting and retaining key employees and a failure to do so could adversely affect a company’s business. There are relatively few barriers to entry into the professional services market, and new competitors could readily seek to compete in one or more market segments, which could adversely affect a professional services company’s operating results through pricing pressure and loss of market share.

Information Technology Sector Risk. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

• Internet Company Risk.  Many Internet-related companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business. Additionally, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business.

• Semiconductor Company Risk.  Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

• Software Industry Risk.  The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

International Closed-Market Trading Risk.  Because certain of the Fund’s underlying securities trade on an exchange that is closed when the securities exchange on which Fund Shares list and trade is open, there are likely to be deviations between the current pricing of an underlying security and stale security pricing (i.e., the last quote from its closed foreign market), likely resulting in premiums or discounts to NAV that may be greater than those experienced by ETFs that do not invest in foreign securities.

Issuer Risk. Because the Fund may invest in approximately 35 to 50 issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the issuer’s goods or services.

Large-Capitalization Companies Risk.  Large-capitalization companies are generally less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of large-capitalization companies may not rise as much as that of companies with smaller market capitalizations.

Management Risk. As an actively-managed ETF, the Fund is subject to management risk. The ability of the Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser, and there can be no assurance that any such personnel will continue to be associated with the Fund.

Market Risk.  The value of the Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, military conflict, acts of terrorism, social unrest, environmental disasters, natural disasters or events, recessions, supply chain disruptions, political instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Market Trading Risk.  The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility, the potential lack of an active trading market for Shares due to market stress, or trading halts impacting the Shares or the Fund’s underlying securities, which may result in Shares trading at a significant premium or discount to their NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively.

Micro-Capitalization Companies Risk.  Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Non-Diversified Risk.  The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Small- and Medium-Capitalization Companies Risk.  Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1 year, 5 years and since the Fund’s inception compare with those of the S&P 500 Index and the MSCI World Index. The S&P 500 Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries. Returns shown for the MSCI World Index are net of foreign withholding taxes applicable to U.S. investors. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting http://ark-funds.com or by calling (727) 810-8160.

The Fund’s year-to-date total return as of October 31, 2022 was -39.72%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)	Return	Quarter/Year
Highest Return	42.04%	6/30/2020
Lowest Return	-15.76%	12/31/2018

Average Annual Total Returns as of December 31, 2021	1 Year	5 Years	Since Inception(1)
Returns Before Taxes	1.90%	30.17%	21.59%
Returns After Taxes on Distributions(2)	1.70%	29.70%	21.23%
Returns After Taxes on Distributions and Sale of Fund Shares(2)	1.25%	25.03%	18.10%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	15.09%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	21.82%	15.03%	11.22%

_______________

(1) The Fund commenced operations on September 30, 2014.

(2) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k)  plans or individual retirement accounts.

Management of the Fund

Investment Adviser.    ARK Investment Management LLC.

Portfolio Manager.    The following individual has been primarily responsible for the day-to-day management of the Fund’s portfolio since the inception of the Fund: Catherine D. Wood.

Purchase and Sale of Shares and Tax Information

For important information about the purchase and sale of Shares, tax information and financial intermediary compensation, please turn to “Summary Information About Purchases and Sales of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries” in this prospectus.

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ARK Space Exploration & Innovation ETF (ARKX)

Investment Objective

The ARK Space Exploration & Innovation ETF’s (“Fund”) investment objective is long-term growth of capital.

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries on their purchases and sales of Shares, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses	0.75%
Fee Waiver(b)	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver	0.70%

____________

(a) Pursuant to a Supervision Agreement, ARK Investment Management LLC (“ARK” or “Adviser”) pays all other expenses of the Fund (other than acquired fund fees and expenses (except where attributable to management fees of affiliated underlying exchange-traded funds (“ETFs”) in which the Fund invests), taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses)).

(b) The Adviser has voluntarily agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to the affiliated fund(s) in which the Fund invests. The fee waiver arrangement will continue for at least one year from the date of this Prospectus.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$ 72
3	$235
5	$412
10	$926

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that will invest under normal circumstances primarily (at least 80% of its assets) in domestic and foreign equity securities of companies that are engaged in the Fund’s investment theme of Space Exploration and Innovation. The Adviser defines “Space Exploration” as leading, enabling, or benefitting from technologically enabled products and/or services that occur beyond the surface of the Earth. The Adviser defines Innovation, including the investment theme of “disruptive innovation,” as the introduction of a technologically enabled new product or service that the Adviser expects to change an industry landscape. The Adviser’s internal research and analysis leverages insights from diverse sources, including external research, to develop and refine its investment themes and identify and take advantage of trends that have ramifications for individual companies or entire industries.

In selecting companies that the Adviser believes are engaged in the theme of Space Exploration, the Adviser seeks to identify, using its own internal research and analysis, companies capitalizing on disruptive innovation. The Adviser believes that Space Exploration related companies can be grouped into four overarching categories, each of which contains relevant sub-elements. Orbital Aerospace Companies are companies that launch, make, service, or operate platforms in the orbital space, including satellites and launch vehicles. Suborbital Aerospace Companies are companies that launch, make, service, or operate platforms in the suborbital space, but do not reach a velocity needed to remain in orbit around a planet. Enabling Technologies Companies are companies that develop technologies used by Space Exploration related companies for successful value-add aerospace operations. These operations include artificial intelligence, robotics, 3D printing, materials and energy storage. For example, 3D printing companies create value-add for space and aerospace exploration related companies by accelerating innovation thanks to low-costs and rapid prototyping, and by lowering the weight of low volume, highly complex parts. Aerospace Beneficiary Companies are companies whose operations stand to benefit from aerospace activities, including agriculture, internet access, global positioning system (GPS), construction, imaging, drones, air taxis and electric aviation vehicles. For example, agriculture companies utilize technologies advanced by space exploration and innovation, such as satellite imagery. Space exploration is possible due to the convergence of a number of themes. Many of the companies the Fund invests in may only have an indirect and not a substantial involvement in the space industry. A Space Exploration related company may not currently derive any revenue, and there is no assurance that such company will derive any revenue from innovative technologies in the future.

The Adviser will select investments for the Fund that represent the Adviser’s highest-conviction investment ideas within the theme of Space Exploration, i.e., investment decisions regarded with confidence, in constructing the Fund’s portfolio. The Adviser will analyze potential investments by using both “top down” information (e.g., economy-wide analysis of facts such as rate of growth, cost declines, unit economics, sizing of markets, and price levels as well as business and technology cycle trends) and “bottom up” criteria (e.g., fundamental and quantitative metrics for individual companies such as their revenue growth, profitability and return on invested capital). Based upon its research and analysis, the Adviser will select a portfolio company that it believes presents the best risk-reward opportunities. In both the Adviser’s “top down” and “bottom up” approaches, the Adviser evaluates environmental, social, and governance (“ESG”) considerations. In its “top down” approach, the Adviser uses the framework of the United Nations Sustainable Development Goals to integrate ESG considerations into its research and investment process. The Adviser, however, does not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. In its “bottom up” approach, the Adviser makes its investment decisions primarily based on its analysis of the potential of individual companies, while integrating ESG considerations into that process. The Adviser’s highest-conviction investment ideas are those that it believes present the best risk-reward opportunities.

Under normal circumstances, substantially all of the Fund’s assets will be invested in equity securities, including common stocks, partnership interests, business trust shares and other equity investments or ownership interests in business enterprises. The Fund’s investments will include micro-, small-, medium- and large-capitalization companies. The Fund’s investments in foreign equity securities will be in both developed and emerging markets. The Fund may invest in foreign securities listed on foreign exchanges as well as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a high percentage of its assets in a limited number of issuers. The Fund’s portfolio is expected to contain 40 to 55 common stocks (domestic and foreign) that are conviction weighted. The Fund will concentrate (i.e., invest more than 25% of the value of the Fund’s assets) in securities of issuers having their principal business activities in groups of industries in the information technology and industrials sectors. This concentration limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Principal Risks

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) on an agency basis (i.e., on behalf of other market participants). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, Shares may possibly trade at a discount to net asset value (“NAV”). The AP risk may be heightened in the case of ETFs investing internationally because international ETFs often require APs to post collateral, which only certain APs are able to do.

Communications Sector Risk. The Fund will be more affected by the performance of the communications sector than a fund with less exposure to such sector. Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Concentration Risk. The Fund’s assets will be concentrated in securities of issuers having their principal business activities in groups of industries in the (i) industrials sector or (ii) information technology sector. However, the Fund will not concentrate in any specific industry. To the extent that the Fund continues to be concentrated in groups of industries in the industrials sector or the information technology sector, the Fund will be subject to the risk that economic, political, business or other conditions that have a negative effect on such industry groups will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries. Please see also the “Industrials Sector Risk” and “Information Technology Sector Risk” disclosures below.

Currency Risk. Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to other currencies will adversely affect the value of the Fund’s investments denominated in those other currencies.

Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, funds have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events from external or internal sources that may cause the Fund to lose proprietary information, suffer data corruption, lose operational capacity, or result in unauthorized access to confidential information. Such events could prevent the Fund from engaging in normal business activities and cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve, among other things, unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, ransomware attacks that impair the Fund’s ability to access its data or systems until a ransom is paid, or denial-of-service attacks that make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its adviser, administrator, transfer agent or custodian, the Fund’s trading counterparties, and issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Cyber security breaches experienced by an issuer in which the Fund invests can also impact the value of the Fund’s investment in that issuer. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of its third-party service providers, trading counterparties, or issuers.

Depositary Receipts Risk.  Depositary receipts generally involve similar risks to those associated with investments in foreign securities. Depositary receipts are securities that are typically issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign securities. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.

Disruptive Innovation Risk. Companies that the Adviser believes are capitalizing on disruptive innovation and developing technologies to displace older technologies or create new markets may not in fact do so. Companies that initially develop a novel technology may not be able to capitalize on the technology. Companies that develop disruptive technologies may face political or legal attacks from competitors, industry groups or local and national governments. These companies may also be exposed to risks applicable to sectors other than the disruptive innovation theme for which they are chosen, and the securities issued by these companies may underperform the securities of other companies that are primarily focused on a particular theme. The Fund may invest in a company that does not currently derive any revenue from disruptive innovations or technologies, and there is no assurance that a company will derive any revenue from disruptive innovations or technologies in the future. A disruptive innovation or technology may constitute a small portion of a company’s overall business. As a result, the success of a disruptive innovation or technology may not affect the value of the equity securities issued by the company.

Emerging Market Securities Risk. Investment in securities of emerging market issuers may present risks that are greater than or different from those associated with foreign securities due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

Equity Securities Risk. The value of the equity securities the Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. These can include stock movements, purchases or sales of securities by the Fund, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments.

• Special Purpose Acquisition Companies (SPACs).  The Fund may invest in stock of, warrants to purchase stock of, and other interests in SPACs or similar special purposes entities. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Investments in SPACs and similar entities are subject to a variety of risks beyond those associated with other equity securities. Because SPACs and similar entities do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value.

Foreign Securities Risk. The Fund’s investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund normally will not hedge any foreign currency exposure.

Industrials Sector Risk. The industrials sector includes companies engaged in aerospace and defense, electrical engineering, machinery, and professional services. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

• Aerospace and Defense Company Risk.  Companies in the aerospace and defense industry rely to a large extent on U.S. (and other) Government demand for their products and services and may be significantly affected by changes in government regulations and spending, as well as economic conditions and industry consolidation.

• Professional Services Company Risk.  Professional services companies may be materially impacted by economic conditions and related fluctuations in client demand for marketing, business, technology and other consulting services. Professional services companies’ success depends in large part on attracting and retaining key employees and a failure to do so could adversely affect a company’s business. There are relatively few barriers to entry into the professional services market, and new competitors could readily seek to compete in one or more market segments, which could adversely affect a professional services company’s operating results through pricing pressure and loss of market share.

Information Technology Sector Risk. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

• Internet Company Risk.  Many Internet-related companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business. Additionally, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business.

• Semiconductor Company Risk.  Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

• Software Industry Risk.  The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

International Closed-Market Trading Risk.  Because certain of the Fund’s underlying securities trade on an exchange that is closed when the securities exchange on which Fund Shares list and trade is open, there are likely to be deviations between the current pricing of an underlying security and stale security pricing (i.e., the last quote from its closed foreign market), likely resulting in premiums or discounts to NAV that may be greater than those experienced by ETFs that do not invest in foreign securities.

Investment Strategy Risk. The Fund is exposed to additional risk due to its policy of investing in accordance with an investment strategy. Although the Fund’s investment strategy is designed to achieve the Fund’s investment objective, the strategy may not prove to be successful. The investment decisions may not produce the intended results and there is no guarantee that the investment objective will be achieved.

Issuer Risk. Because the Fund may invest in approximately 40 to 55 issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the issuer’s goods or services.

Large-Capitalization Companies Risk.  Large-capitalization companies are generally less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of large-capitalization companies may not rise as much as that of companies with smaller market capitalizations.

Limited Operating History Risk. The Fund has limited operating history for investors to evaluate. There can be no assurance that the Fund will grow to or maintain an economically viable size. The Fund may liquidate and terminate at any time without shareholder approval.

Management Risk. As an actively-managed ETF, the Fund is subject to management risk. The ability of the Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser, and there can be no assurance that any such personnel will continue to be associated with the Fund.

Market Risk.  The value of the Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, military conflict, acts of terrorism, social unrest, environmental disasters, natural disasters or events, recessions, supply chain disruptions, political instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Market Trading Risk.  The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility, the potential lack of an active trading market for Shares due to market stress, or trading halts impacting the Shares or the Fund’s underlying securities, which may result in Shares trading at a significant premium or discount to their NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively.

Micro-Capitalization Companies Risk.  Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Non-Diversified Risk.  The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Small- and Medium-Capitalization Companies Risk.  Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Performance

The Fund commenced operations on March 30, 2021. Performance history will be available for the Fund after it has been in operation for a full calendar year. Once available, the Fund’s performance information will be accessible on the Fund’s website at http://ark-funds.com.

Management of the Fund

Investment Adviser.    ARK Investment Management LLC.

Portfolio Manager.    The following individual has been primarily responsible for the day-to-day management of the Fund’s portfolio since the inception of the Fund: Catherine D. Wood.

Purchase and Sale of Shares and Tax Information

For important information about the purchase and sale of Shares, tax information and financial intermediary compensation, please turn to “Summary Information About Purchases and Sales of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries” in this prospectus.

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The 3D Printing ETF (PRNT)

Investment Objective

The 3D Printing ETF (“Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Total 3D-Printing Index (“Index”).

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries on their purchases and sales of Shares, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(a)	0.01%
Total Annual Fund Operating Expenses	0.66%

_______________

(a) Pursuant to a Supervision Agreement, ARK Investment Management LLC (“Adviser”) pays all other expenses of the Fund (other than acquired fund fees and expenses, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses)).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$ 67
3	$211
5	$368
10	$823

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its total assets in securities that are included in the Fund’s benchmark Index, depositary receipts representing securities included in the Index or underlying stocks in respect of depositary receipts included in the Index. This 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Index is designed to track the price movements of stocks of companies involved in the 3D printing industry. The Index has been created and licensed to the Fund by ARK’s Index Products Group and is calculated, published and distributed by Solactive AG (“Solactive”). Information regarding the Index is available at http://www.solactive.com. The Index is composed of equity securities and depositary receipts of exchange listed companies from the U.S., non-U.S. developed markets and Taiwan that are engaged in 3D printing related businesses within the following business lines: (i) 3D printing hardware, (ii) computer aided design (“CAD”) and 3D printing simulation software, (iii) 3D printing centers, (iv) scanning and measurement and (v) 3D printing materials. The Index assigns a pre-determined weighting to each business line and all companies within each business line are equally weighted within the business line. As of November 17, 2022, the Index included 55 securities of companies with a market capitalization range of between approximately $153 million and $1.8 trillion and a weighted average market capitalization of $78 billion.

At least 80% of the companies in the Index derive at least 50% of their earnings or revenues or at least 50% of their assets are devoted to the development or distribution of equipment, materials and software primarily used in 3D printing or 3D printed products. In addition, at least 80% of the assets of the Fund will be comprised of companies that derive at least 50% of their earnings or revenues or at least 50% of their assets are devoted to the development or distribution of equipment, materials and software primarily used in 3D printing or 3D printed products.

The Fund, using an indexing investment approach, attempts to approximate, before fees and expenses, the investment performance of the Index by investing in a portfolio of securities that generally replicates the Index. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when it might not be possible or practicable to purchase all of the securities of the Index in approximately the same proportions as in the Index, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to replicate the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in the Index, purchase securities not in the Index that the Adviser believes are appropriate to substitute for certain securities in the Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the performance of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index. The Fund does not take temporary defensive positions when markets decline or appear overvalued.

If the Fund uses a replication strategy, it can be expected to have greater correlation to the Index than if it uses a representative sampling strategy.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. Based on the composition of the Index as of November 17, 2022, the Software, Machinery, Electronic Equipment, Instruments & Components, Technology Hardware, Storage & Peripherals industries represented a significant portion of the Index. The Fund may invest in foreign securities listed on foreign exchanges as well as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a high percentage of its assets in a limited number of issuers.

Principal Risks

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) on an agency basis (i.e., on behalf of other market participants). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, Shares may possibly trade at a discount to net asset value (“NAV”). The AP risk may be heightened in the case of exchange-traded funds (“ETFs”) investing internationally because international ETFs often require APs to post collateral, which only certain APs are able to do.

Concentration/Focused Risk.  The Fund’s assets may be concentrated in a particular industry or group of industries to the extent the Index concentrates in a particular industry or group of industries. If the Fund’s assets are concentrated in a particular industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries or sectors.

Currency Risk. Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to other currencies will adversely affect the value of the Fund’s investments denominated in those other currencies.

Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, funds have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events from external or internal sources that may cause the Fund to lose proprietary information, suffer data corruption, lose operational capacity, or result in unauthorized access to confidential information. Such events could prevent the Fund from engaging in normal business activities and cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve, among other things, unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, ransomware attacks that impair the Fund’s ability to access its data or systems until a ransom is paid, or denial-of-service attacks that make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its adviser, administrator, transfer agent or custodian, the Fund’s trading counterparties, and issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches.Cyber security breaches experienced by an issuer in which the Fund invests can also impact the value of the Fund’s investment in that issuer. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of its third-party service providers, trading counterparties, or issuers.

Depositary Receipts Risk.  Depositary receipts generally involve similar risks to those associated with investments in foreign securities. Depositary receipts are securities that are typically issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign securities. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Index, may negatively affect the Fund’s ability to replicate the performance of the Index. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.

Equity Securities Risk. The value of the equity securities the Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. These can include stock movements, purchases or sales of securities by the Fund, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments.

• Special Purpose Acquisition Companies (SPACs).  The Fund may invest in stock of, warrants to purchase stock of, and other interests in SPACs or similar special purposes entities. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Investments in SPACs and similar entities are subject to a variety of risks beyond those associated with other equity securities. Because SPACs and similar entities do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value.

Foreign Securities Risk. The Fund’s investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund normally will not hedge any foreign currency exposure.

Index Tracking Risk.  The Fund’s return may not track the performance of the Index for a number of reasons. For example, if there are differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index or if the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. The Fund also bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Index. When the Fund’s Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and its Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the Index provider or its agents may carry out additional ad hoc rebalances to the Fund’s Index, which may increase the costs to and the tracking error risk of the Fund. In addition, the Fund may not be able to invest in certain securities included in the Index, or may not be able to invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions or limitations imposed by the governments of certain countries, potential adverse tax consequences or other regulatory reasons. The risk that the Fund may not track the performance of the Index may be magnified during times of heightened market volatility or other unusual market conditions. A lack of liquidity may be due to various events, including markets events, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than market price of comparable liquid securities, which would negatively affect the Fund’s performance. To the extent the Fund calculates its NAV based on “fair value” prices for certain securities and the value of the Index is based on securities’ closing prices (i.e., the value of the Index is not based on “fair value” prices), the Fund’s ability to track the Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities to realize losses causing it to deviate from the Index. Errors in the construction or calculation of the Index may occur from time to time and any such errors may not be immediately identified and corrected by Solactive, which may have an adverse impact on the Fund and its shareholders.

Industrials Sector Risk. The industrials sector includes companies engaged in aerospace and defense, electrical engineering, machinery, and professional services. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

• Machinery Industry Risk.  The machinery industry can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in this industry also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Information Technology Sector Risk. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

• Software Industry Risk.  The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

International Closed-Market Trading Risk.  Because certain of the Fund’s underlying securities trade on an exchange that is closed when the securities exchange on which Fund Shares list and trade is open, there are likely to be deviations between the current pricing of an underlying security and stale security pricing (i.e., the last quote from its closed foreign market), likely resulting in premiums or discounts to NAV that may be greater than those experienced by ETFs that do not invest in foreign securities.

Investable Universe of Companies Risk. The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the criteria for inclusion in the Index, the Fund may need to reduce or eliminate its holdings in that company from the Fund. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.

Issuer Risk. The Fund is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the issuer’s goods or services.

Large-Capitalization Companies Risk.  Large-capitalization companies are generally less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of large-capitalization companies may not rise as much as that of companies with smaller market capitalizations.

Market Risk.  The value of the Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, military conflict, acts of terrorism, social unrest, environmental disasters, natural disasters or events, recessions, supply chain disruptions, political instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Market Trading Risk.  The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility, the potential lack of an active trading market for Shares due to market stress, or trading halts impacting the Shares or the Fund’s underlying securities, which may result in Shares trading at a significant premium or discount to their NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively.

Micro-Capitalization Companies Risk.  Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Non-Diversified Risk.  The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Portfolio Turnover Risk. The Index is adjusted to add or remove companies once per quarter and upon certain extraordinary events or corporate actions affecting a company that is included in the Index. As companies leave and enter the Index, the Fund’s portfolio will be adjusted to match the current Index composition. This process can result in the realization of capital gains or losses and can have adverse tax consequences for you as an investor. Because the Fund will buy and sell securities as needed to maintain its correlation to the Index, portfolio turnover in the Fund may be substantial.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Index through quarterly rebalancing or otherwise because it no longer qualifies to be included in the Index, the Fund generally will not sell a security because the security’s issuer is in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Sampling Risk. The Fund’s use of a representative sampling approach may result in it holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to an issuer of securities in the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater. A representative sampling strategy may increase the Fund’s susceptibility to Index Tracking Risk.

Small- and Medium-Capitalization Companies Risk.  Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1 year, 5 years and since the Fund’s inception compare with those of the Index, the S&P 500 Index and the MSCI World Index. The S&P 500 Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries. Returns shown for the MSCI World Index are net of foreign withholding taxes applicable to U.S. investors. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting http://ark-funds.com or by calling (727) 810-8160.

The Fund’s year-to-date total return as of October 31, 2022 was -38.51%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)	Return	Quarter/Year
Highest Return	31.83%	12/31/2020
Lowest Return	-23.12%	3/31/2020
Average Annual Total Returns as of December 31, 2021	1 Year	5 Years	Since Inception(1)
Returns Before Taxes	9.66%	10.98%	11.10%
Returns After Taxes on Distributions(2)	9.65%	10.73%	10.86%
Returns After Taxes on Distributions and Sale of Fund Shares(2)	5.72%	8.61%	8.75%
The Total 3D-Printing Index	9.60%	11.92%	12.02%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	17.73%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	21.82%	15.03%	14.43%

_______________

(1) The Fund commenced operations on July 19, 2016.

(2) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k)  plans or individual retirement accounts.

Management of the Fund

Investment Adviser.    ARK Investment Management LLC.

Portfolio Manager.  The following individual has been primarily responsible for the day-to-day management of the Fund’s portfolio since September 2022: William Scherer.

Purchase and Sale of Shares and Tax Information

For important information about the purchase and sale of Shares, tax information and financial intermediary compensation, please turn to “Summary Information About Purchases and Sales of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries” in this prospectus.

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ARK Israel Innovative Technology ETF (IZRL)

Investment Objective

The ARK Israel Innovative Technology ETF (“Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the ARK Israeli Innovation Index (“Index”).

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries on their purchases and sales of Shares, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.48%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(a)	0.01%
Total Annual Fund Operating Expenses	0.49%

_______________

(a) Pursuant to a Supervision Agreement, ARK Investment Management LLC (“ARK” or “Adviser”) pays all other expenses of the Fund (other than acquired fund fees and expenses, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses)).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$ 50
3	$157
5	$274
10	$617

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its total assets in securities that are included in the Fund’s benchmark Index, depositary receipts representing securities included in the Index or underlying stocks in respect of depositary receipts included in the Index. This 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Index is designed to track the price movements of exchange listed Israeli Companies (as defined herein) whose main business operations are causing disruptive innovation in the areas of genomics, health care, biotechnology, industrials, manufacturing, the Internet or information technology. The Index has been created and licensed to the Fund by ARK’s Index Products Group and is calculated, published and distributed by Solactive AG (“Solactive”). Information regarding the Index is available at http://www.solactive.com. The Index includes equity securities and depositary receipts of exchange listed companies that are incorporated and/or domiciled in Israel (“Israeli Companies”) and are included in one of the following economic sectors as defined by FactSet Research Systems: (i) health technology, (ii) communications, (iii) technology services, (iv) electronic technology, (v) consumer services or (vi) producer manufacturing. Securities in the Index are equally weighted and weightings are rebalanced quarterly. As of November 17, 2022, the Index included 46 securities of companies with a market capitalization range of between approximately $91 million and $16 billion and a weighted average market capitalization of $2.6 billion.

The Fund, using an indexing investment approach, attempts to approximate, before fees and expenses, the investment performance of the Index by investing in a portfolio of securities that generally replicates the Index. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when it might not be possible or practicable to purchase all of the securities of the Index in approximately the same proportions as in the Index. Such instances may include when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to replicate the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in the Index, purchase securities not in the Index that the Adviser believes are appropriate to substitute for certain securities in the Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the performance of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index. The Fund does not seek temporary defensive positions when markets decline or appear overvalued.

If the Fund uses a replication strategy, it can be expected to have greater correlation to the Index than if it uses a representative sampling strategy.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. Based on the composition of the Index as of November 17, 2022, the information technology and communication services sector represented a significant portion of the Index. The Fund may invest in foreign securities listed on foreign exchanges as well as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a high percentage of its assets in a limited number of issuers.

Principal Risks

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) on an agency basis (i.e., on behalf of other market participants). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, Shares may possibly trade at a discount to net asset value (“NAV”). The AP risk may be heightened in the case of exchange-traded funds (“ETFs”) investing internationally because international ETFs often require APs to post collateral, which only certain APs are able to do.

Concentration Risk. The Fund’s assets may be concentrated in a particular industry or group of industries to the extent the Index concentrates in a particular industry or group of industries. If the Fund’s assets are concentrated in a particular industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

Currency Risk. Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to other currencies will adversely affect the value of the Fund’s investments denominated in those other currencies.

Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, funds have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events from external or internal sources that may cause the Fund to lose proprietary information, suffer data corruption, lose operational capacity, or result in unauthorized access to confidential information. Such events could prevent the Fund from engaging in normal business activities and cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve, among other things, unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, ransomware attacks that impair the Fund’s ability to access its data or systems until a ransom is paid, or denial-of-service attacks that make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its adviser, administrator, transfer agent or custodian, the Fund’s trading counterparties, and issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Cyber security breaches experienced by an issuer in which the Fund invests can also impact the value of the Fund’s investment in that issuer. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of its third-party service providers, trading counterparties, or issuers.

Depositary Receipts Risk.  Depositary receipts generally involve similar risks to those associated with investments in foreign securities. Depositary receipts are securities that are typically issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign securities. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Index, may negatively affect the Fund’s ability to replicate the performance of the Index. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.

Equity Securities Risk. The value of the equity securities the Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. These can include stock movements, purchases or sales of securities by the Fund, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments.

• Special Purpose Acquisition Companies (SPACs).  The Fund may invest in stock of, warrants to purchase stock of, and other interests in SPACs or similar special purposes entities. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Investments in SPACs and similar entities are subject to a variety of risks beyond those associated with other equity securities. Because SPACs and similar entities do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value.

Focused Investment Risk.  The Fund’s assets will be focused on Israeli Companies. Therefore, the Fund will be subject to the risk that certain economic, political or other conditions may have a negative effect on Israeli securities or companies. The Fund’s assets may be concentrated in a particular industry or group of industries to the extent the Index concentrates in a particular industry or group of industries. The Fund’s assets also may be focused in a particular sector or sectors to the extent the Index focuses in a certain sector or sectors. Based on the composition of the Index as of November 17, 2022, the health care sector and information technology sector represented a significant portion of the Index. Thus, adverse consequences to companies within the information technology and communication services may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors.

Foreign Securities Risk. The Fund’s investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund normally will not hedge any foreign currency exposure.

Health Care Sector Risk. The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are: (i) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability; (ii) subject to extensive litigation based on product liability and similar claims; and (iii) subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. In addition, issuers in the health care sector include issuers having their principal activities in the biotechnology industry, medical laboratories and research, drug laboratories and research and drug manufacturers, which have the additional risks described below.

• Biotechnology Company Risk.  A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and can accordingly be greatly affected if one of its products proves, among other things, unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, the U.S. Food and Drug Administration, the U.S. Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

• Pharmaceutical Company Risk.  Companies in the pharmaceutical industry can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition.

Index Tracking Risk.  The Fund’s return may not track the performance of the Index for a number of reasons. For example, if there are differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index or if the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. The Fund also bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Index. When the Fund’s Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and its Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the Index provider or its agents may carry out additional ad hoc rebalances to the Fund’s Index, which may increase the costs to and the tracking error risk of the Fund. In addition, the Fund may not be able to invest in certain securities included in the Index, or may not be able to invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions or limitations imposed by the governments of certain countries, potential adverse tax consequences or other regulatory reasons. The risk that the Fund may not track the performance of the Index may be magnified during times of heightened market volatility or other unusual market conditions. A lack of liquidity may be due to various events, including markets events, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than market price of comparable liquid securities, which would negatively affect the Fund’s performance. To the extent the Fund calculates its NAV based on “fair value” prices for certain securities and the value of the Index is based on securities’ closing prices (i.e., the value of the Index is not based on “fair value” prices), the Fund’s ability to track the Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities to realize losses causing it to deviate from the Index. Errors in the construction or calculation of the Index may occur from time to time and any such errors may not be immediately identified and corrected by Solactive, which may have an adverse impact on the Fund and its shareholders.

Industrials Sector Risk. The industrials sector includes companies engaged in aerospace and defense, electrical engineering, machinery, and professional services. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

• Aerospace and Defense Company Risk.  Companies in the aerospace and defense industry rely to a large extent on U.S. and Israel (and other) Government demand for their products and services and may be significantly affected by changes in government regulations and spending, as well as economic conditions and industry consolidation.

• Professional Services Company Risk.  Professional services companies may be materially impacted by economic conditions and related fluctuations in client demand for marketing, business, technology and other consulting services. Professional services companies’ success depends in large part on attracting and retaining key employees and a failure to do so could adversely affect a company’s business. There are relatively few barriers to entry into the professional services market, and new competitors could readily seek to compete in one or more market segments, which could adversely affect a professional services company’s operating results through pricing pressure and loss of market share.

Information Technology Sector Risk. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

• Internet Company Risk.  Many Internet-related companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business. Additionally, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business.

• Semiconductor Company Risk.  Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

• Software Industry Risk.  The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

International Closed-Market Trading Risk.  Because certain of the Fund’s underlying securities trade on an exchange that is closed when the securities exchange on which Fund Shares list and trade is open, there are likely to be deviations between the current pricing of an underlying security and stale security pricing (i.e., the last quote from its closed foreign market), likely resulting in premiums or discounts to NAV that may be greater than those experienced by ETFs that do not invest in foreign securities.

Innovative Technology Risk. Companies that are developing technologies to displace older technologies or create new markets may not in fact do so. Companies that initially develop a novel technology may not be able to capitalize on the technology. Companies that develop disruptive technologies may face political or legal attacks from competitors, industry groups or local and national governments. A company may not currently derive any revenue from innovative technologies, and there is no assurance that a company will derive any revenue from innovative technologies in the future. An innovative technology may constitute a small portion of a company’s overall business. As a result, the success of an innovative technology may not affect the value of the equity securities issued by the company.

Investable Universe of Companies Risk. The investable universe of companies in which the Fund may invest is limited. If a company no longer meets the criteria for inclusion in the Index, the Fund may need to reduce or eliminate its holdings in that company from the Fund. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.

Israel Risk. Because the Fund invests in securities of Israeli Companies, the Fund may be exposed to special risks and considerations. There may be less information concerning the securities of Israeli Companies available to the public than the securities of U.S. companies. There is also potential difficulty in obtaining or enforcing a court judgment, and the unique characteristics of securities of Israeli Companies and the Israel stock market may have a negative impact on the Fund. Any major hostilities involving Israel, including hostilities with neighboring countries, or the interruption or curtailment of trade between Israel and its present trading partners, could have a negative impact on the Fund. Shares and dividends of Israeli Companies are often Israeli new shekel (“ILS”) denominated. Changes in the relationship of the ILS to the U.S. dollar and other currencies could have a negative impact on the Fund. The government of Israel may change the way in which Israeli Companies are taxed, or may impose taxes on foreign investment. Such actions could have an adverse impact on the overall market for securities of Israeli Companies and on the Fund.

Issuer Risk. The Fund is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the issuer’s goods or services.

Large-Capitalization Companies Risk.  Large-capitalization companies are generally less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of large-capitalization companies may not rise as much as that of companies with smaller market capitalizations.

Market Risk.  The value of the Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, military conflict, acts of terrorism, social unrest, environmental disasters, natural disasters or events, recessions, supply chain disruptions, political instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Market Trading Risk.  The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility, the potential lack of an active trading market for Shares due to market stress, or trading halts impacting the Shares or the Fund’s underlying securities, which may result in Shares trading at a significant premium or discount to their NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively.

Micro-Capitalization Companies Risk.  Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations.

The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Non-Diversified Risk.  The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Portfolio Turnover Risk. The Index is adjusted to add or remove companies once per quarter and upon certain extraordinary events or corporate actions affecting a company that is included in the Index. As companies leave and enter the Index, the Fund’s portfolio will be adjusted to match the current Index composition. This process can result in the realization of capital gains or losses and can have adverse tax consequences for you as an investor. Because the Fund will buy and sell securities as needed to maintain its correlation to the Index, portfolio turnover in the Fund may be substantial.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Index through quarterly rebalancing or otherwise because it no longer qualifies to be included in the Index, the Fund generally will not sell a security because the security’s issuer is in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Sampling Risk. The Fund’s use of a representative sampling approach may result in it holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to an issuer of securities in the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater. A representative sampling strategy may increase the Fund’s susceptibility to Index Tracking Risk.

Small- and Medium-Capitalization Companies Risk.  Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1 year and since the Fund’s inception compare with those of the Index, the S&P 500 Index, the MSCI World Index and the MSCI Israeli Index. The S&P 500 Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries. Returns shown for the MSCI World Index are net of foreign withholding taxes applicable to U.S. investors. The MSCI Israeli Index is designed to measure the performance of the large and mid-cap segments of the Israeli equity market. Returns shown for the MSCI Israeli Index are net of foreign withholding taxes applicable to U.S. Investors. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting http://ark-funds.com or by calling (727) 810-8160.

The Fund’s year-to-date total return as of October 31, 2022 was -36.47%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)	Return	Quarter/Year
Highest Return	36.59%	6/30/2020
Lowest Return	-21.83%	3/31/2020
Average Annual Total Returns as of December 31, 2021	1 Year	Since Inception(1)
Returns Before Taxes	-2.82%	10.68%
Returns After Taxes on Distributions(2)	-2.76%	10.19%
Returns After Taxes on Distributions and Sale of Fund Shares(2)	-1.48%	8.20%
ARK Israeli Innovation Index	-0.83%	12.03%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	28.71%	17.71%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	21.82%	13.48%
MSCI Israeli Index (reflects no deduction for fees, expenses or taxes)	15.18%	10.11%

_______________

(1) The Fund commenced operations on December 5, 2017.

(2) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k)  plans or individual retirement accounts.

Management of the Fund

Investment Adviser.    ARK Investment Management LLC.

Portfolio Manager.  The following individual has been primarily responsible for the day-to-day-management of the Fund’s portfolio since September 2022: William Scherer.

Purchase and Sale of Shares and Tax Information

For important information about the purchase and sale of Shares, tax information and financial intermediary compensation, please turn to “Summary Information About Purchases and Sales of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries” in this prospectus.

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Summary Information About Purchases and Sales of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

Purchase and Sale of Fund Shares

Each Fund issues and redeems Shares at their NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof, and only with APs who have entered into contractual arrangements with the Fund’s distributor (“Distributor”).

Individual Shares (rather than Creation Units) of a Fund may only be purchased and sold on a national securities exchange through a broker or dealer at market price. The prices at which individual Shares may be purchased and sold on a national securities exchange through brokers are based on market prices and, because Shares will trade at market prices rather than at NAV, individual Shares of a Fund may trade at a price greater than or less than NAV. Shares of ARK Innovation ETF, ARK Next Generation Internet ETF and ARK Fintech Innovation ETF are listed on NYSE Arca, Inc. (“Arca”). Shares of ARK Genomic Revolution ETF, ARK Autonomous Technology & Robotics ETF and ARK Space Exploration & Innovation ETF (together with ARK Innovation ETF, ARK Next Generation Internet ETF and ARK Fintech Innovation ETF, the “Actively-Managed Funds”) are listed on the Cboe BZX Exchange (“Cboe,” and together with Arca, an “Exchange”). Shares of The 3D Printing ETF and of ARK Israel Innovative Technology ETF (together, the “Index Funds”) are listed on the Cboe.

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at http://ark-funds.com.

Tax Information

Each Fund’s distributions are taxable and generally will be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments create a conflict of interest by influencing your broker/dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

Investment Objective of each Fund

Each Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees (“Board”) of ARK ETF Trust (“Trust”) without shareholder approval. There is no assurance that a Fund will meet its investment objective.

Principal Investment Strategies

Actively-Managed Funds

The Adviser may cause an Actively-Managed Fund to sell a security when the Adviser believes the issuer is no longer relevant to the applicable investment theme, or the security is overvalued or ceases to be an attractive investment due to, among other reasons, unfavorable sector-, industry- or issuer-specific developments.

Index Funds

The Adviser anticipates that, generally, each Index Fund will hold or gain exposure to all of the securities that constitute that Index Fund’s respective Index in proportion to that Index Fund’s weightings in its Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, an Index Fund may purchase a sample of securities in its Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in an Index, purchase securities not in the Index that the Adviser believes are appropriate to substitute for certain securities in the Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the performance of the Index. An Index Fund may sell securities that are represented in its Index in anticipation of their removal from its Index or purchase securities not represented in its Index in anticipation of their addition to its Index. An Index Fund may also, in order to comply with the tax diversification requirements of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), temporarily invest in securities not included in its Index that are expected to be highly correlated with the securities included in its Index.

Principal Risks

The value of your investment in a Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in a Fund.

Principal Risks Applicable to All Funds

Authorized Participants Concentration Risk.    A Fund has a limited number of financial institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, Shares may possibly trade at a discount to NAV. The AP risk may be heightened in the case of ETFs investing internationally because international ETFs often require APs to post collateral, which only certain APs are able to do.

Currency Risk.    Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities.

Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. A strong U.S. dollar relative to other currencies will adversely affect the value of a Fund’s investments denominated in those other currencies.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, funds have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events from external or internal sources that may cause a Fund to lose proprietary information, suffer data corruption, lose operational capacity, or result in unauthorized access to confidential information. Such events could prevent a Fund from engaging in normal business activities and cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve, among other things, unauthorized access to a Fund’s digital information systems through “hacking” or malicious software coding, ransomware attaches that impair a Fund’s ability to access its data or systems until a ransom is paid, or denial-of-service attacks that make network services unavailable to intended users. In addition, cyber security breaches of a Fund’s third-party service providers, such as its adviser, administrator, transfer agent or custodian, a Fund’s trading counterparties, and issuers in which a Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches. Cyber security breaches experienced by an issuer in which a Fund invests can also impact the value of the Fund’s investment in that issuer. While the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of their third-party service providers, trading counterparties, or issuers.

Depositary Receipts Risk.  Depositary receipts generally involve similar risks to those associated with investments in foreign securities. Depositary receipts are securities that are typically issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign securities. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. With respect to the Index Funds, investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in an Index, may negatively affect an Index Fund’s ability to replicate the performance of the Index. In addition, investments in depositary receipts that are not included in the Index may increase tracking error. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.

Equity Securities Risk.    The value of the equity securities that a Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of such securities participate or factors relating to specific companies in which a Fund invests. An unfavorable earnings report or a failure to make anticipated dividend payments by an issuer whose securities are held by the Fund may affect the value of the Fund’s investment. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments.

•      Special Purpose Acquisition Companies (SPACs).  The Funds may invest in stocks of, warrants to purchase stock of, and other interests in SPACs or similar special purposes entities. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Because SPACs and similar entities are so-called “blank check companies” and do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. An investment in a SPAC or similar entity is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) a Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in an SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in an SPAC may develop, leaving a Fund unable to sell its interest in an SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value.

Foreign Securities Risk.    Investment in the securities of foreign issuers involves risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because many foreign securities markets may be limited in size, the prices of securities that trade in such markets may be influenced by large traders. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, a Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.

Certain issuers located in foreign countries in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. A Fund, as an investor in such issuers, will be indirectly subject to those risks. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory 17 actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. Because of these restrictions, a Fund may invest in entities that provide economic exposure to specific foreign issuers through contractual arrangements, but do not provide the entities or a Fund with ownership interests in those foreign issuers. Changes in law or regulation could significantly harm the value of a Fund’s investments in such entities. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment.

International Closed-Market Trading Risk.  Because certain of a Fund’s underlying securities trade on an exchange that is closed when the securities exchange on which Fund Shares list and trade is open, there are likely to be deviations between the current pricing of an underlying security and stale security pricing (i.e., the last quote from its closed foreign market), likely resulting in premiums or discounts to NAV that may be greater than those experienced by ETFs that do not invest in foreign securities.

Issuer Risk.    Because a Fund may invest in a limited number of issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. A change in the financial condition, market perception or credit rating of an issuer of securities included in a Fund’s portfolio may cause the value of its securities to decline.

Large-Capitalization Companies Risk.  Large-capitalization companies tend to go in and out of favor based on market and economic conditions. Large-capitalization companies generally are less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of large capitalization companies may not rise as much as that of smaller-capitalization companies.

Market Risk.  The value of a Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. The value of a Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of a Fund’s investments may be negatively affected by the occurrence of global events such as war, military conflict, acts of terrorism, social unrest, environmental disasters, natural disasters or events, recessions, supply chain disruptions, political instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, negatively impact a Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to a Fund, and negatively impact broad segments of businesses and populations. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Market Trading Risk.  Each Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility, the potential lack of an active trading market for Shares due to market stress, or trading halts impacting the Shares or the Fund’s underlying securities, which may result in Shares trading at a significant premium or discount to their NAV. The NAV of Shares will fluctuate with changes in the market value of a Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in their NAV and supply and demand on an Exchange. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities in a Fund’s portfolio trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. Any of these factors, discussed above and further below, may lead to Shares trading at a premium or discount to a Fund’s NAV.

While Shares are listed on an exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in a Fund’s market price from its NAV. The Funds’ distributor does not maintain a secondary market in the Shares. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming directly with a Fund.

Decisions by market makers or APs to reduce their role or “step away” from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund Shares trading at a price which differs materially from NAV and also in greater than normal intraday bid/ask spreads for Fund Shares.

Shareholder Risk.    Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of a Fund’s Shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an AP, a market maker, or another entity may invest in a Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the Shares.

Operational Risk.    A Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. Additionally, the success of a Fund will depend in part upon the skill and expertise of certain personnel of the Adviser, and there can be no assurance that any such personnel will continue to be associated with a Fund.

Trading Issues.    Trading in Shares on an Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on an Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. If a trading halt or unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell Shares of a Fund. There can be no assurance that the requirements of an Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Micro-Capitalization Companies Risk.  Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. In addition, because these companies are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning their securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, regardless of whether the perceptions are based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund.

Non-Diversified Risk.  Investment companies are classified as either “diversified” or “non-diversified” under the 1940 Act. Each Fund is classified as a “non-diversified” investment company under the 1940 Act, although each is diversified for Internal Revenue Code purposes. An investment company classified as “diversified” under the 1940 Act is subject to certain limitations with respect to the value of the company’s assets invested in particular issuers. As a non-diversified investment company, each Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest a relatively higher proportion of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on a Fund’s NAV and may make the Fund more volatile than more diversified funds.

Small- and Medium-Capitalization Companies Risk.  A Fund may invest in small- and medium-capitalization companies and, therefore, will be subject to certain risks associated with small- and medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Small- and medium-capitalization companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of larger capitalization companies.

Sector Risk.    Each Fund may, from time to time, invest more heavily in companies in a particular economic sector or sectors. Economic or regulatory changes adversely affecting such sectors may have more of an impact on a Fund’s performance than if the Fund held a broader range of investments.

Additional Principal Risks Applicable to the Actively-Managed Funds

Disruptive Innovation Risk.    Companies that the Adviser believes are capitalizing on disruptive innovation and developing technologies to displace older technologies or create new markets may not in fact do so. Companies that initially develop a novel technology may not be able to capitalize on the technology. Companies that develop disruptive technologies may face political or legal attacks from competitors, industry groups or local and national governments. These companies may also be exposed to risks applicable to sectors other than the disruptive innovation theme for which they are chosen, and the securities issued by these companies may underperform the securities of other companies that are primarily focused on a particular theme. The Actively-Managed Funds may invest in a company that does not currently derive any revenue from disruptive innovations or technologies, and there is no assurance that a company will derive any revenue from disruptive innovations or technologies in the future. A disruptive innovation or technology may constitute a small portion of a company’s overall business. As a result, the success of a disruptive innovation or technology may not affect the value of the equity securities issued by the company.

Emerging Market Securities Risk.    Investment in securities (including depositary receipts) of emerging market issuers may present risks that are greater than or different from those associated with foreign securities due to less developed and liquid markets and such factors as increased social, economic, political, regulatory, or other uncertainties. These risks include: smaller market capitalization of and less liquidity in securities markets, significant price volatility, restrictions on foreign investment and repatriation, greater social, economic and political uncertainty and instability, civil conflicts and war, more substantial governmental involvement in the economy, less governmental supervision and regulation, sanctions or other measures by the United States or other governments, higher transaction costs, unavailability of currency hedging techniques, less stringent investor protection standards, differences in accounting, auditing, financial reporting and recordkeeping standards, which may result in unavailability of material information about issuers and less developed legal systems. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. In addition, emerging markets may be particularly sensitive to future economic or political crises, which could lead to or exacerbate existing price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Emerging market currencies may experience significant declines against the U.S. dollar. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause an Actively-Managed Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in emerging markets.

Management Risk.    As actively-managed ETFs, the Actively-Managed Funds are subject to management risk. In managing the Actively-Managed Funds, the Adviser applies investment strategies, techniques and analyses in making investment decisions for the Actively-Managed Funds, but there can be no guarantee that these actions will produce the intended results. The ability of the Adviser to successfully implement an Actively-Managed Fund’s investment strategies will significantly influence the Actively-Managed Fund’s performance. The success of a Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser, and there can be no assurance that any such personnel will continue to be associated with a Fund.

Additional Principal Risks Applicable to the Index Funds:

Index Tracking Risk.  The Fund’s return may not track the performance of the Index for a number of reasons. For example, if there are differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index or if the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Index Fund’s securities holdings to reflect changes in the composition of the applicable Index. An Index Fund also bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the applicable Index. When the Index Fund’s Index is rebalanced and the Index Fund in turn rebalances its portfolio to attempt to increase the correlation between the Index Fund’s portfolio and its applicable Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Index Fund and its shareholders. Apart from scheduled rebalances, the Index provider or its agents may carry out additional ad hoc rebalances to the Index Fund’s applicable Index, which may increase the costs to and the tracking error risk of the Index Fund. In addition, the Index Fund may not be able to invest in certain securities included in the applicable Index or may not be able to invest in them in the exact proportions in which they are represented in the applicable Index, due to legal restrictions or limitations imposed by the governments of certain countries, potential adverse tax consequences or other regulatory reasons. The risk that the Index Fund may not track the performance of the applicable Index may be magnified during times of heightened market volatility or other unusual market conditions. A lack of liquidity may be due to various events, including markets events, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than market price of comparable liquid securities, which would negatively affect the Index Fund’s performance. To the extent the Index Fund calculates its NAV based on “fair value” prices for certain securities and the value of the applicable Index is based on securities’ closing prices (i.e., the value of the Index is not based on “fair value” prices), the Index Fund’s ability to track the applicable Index may be adversely affected. For tax efficiency purposes, the Index Fund may sell certain securities to realize losses causing it to deviate from the applicable Index. Errors in the construction or calculation of the applicable Index may occur from time to time and any such errors may not be immediately identified and corrected by Solactive, which may have an adverse impact on the Index Fund and its shareholders.

Investable Universe of Companies Risk.    The investable universe of companies in which an Index Fund may invest may be limited. If a company no longer meets the criteria for inclusion in an Index, the applicable Index Fund may need to reduce or eliminate its holdings in that company from the Index Fund. The reduction or elimination of the Index Fund’s holdings in the company may have an adverse impact on the liquidity of the Index Fund’s underlying portfolio holdings and on Index Fund performance.

Portfolio Turnover Risk.    An Index is adjusted to add or remove companies once per quarter and upon certain extraordinary events or corporate actions affecting a company that is included in the applicable Index. As companies leave and enter an Index, an Index Fund’s portfolio will be adjusted to match the applicable Index’s current composition. This practice can result in the realization of capital gains or losses and can have adverse tax consequences for you as an investor. Because an Index Fund will buy and sell securities as needed to maintain its correlation to the applicable Index, portfolio turnover in an Index Fund may be substantial.

Replication Management Risk.    An Index Fund is managed to replicate, before fees and expenses, the performance of its Index. Therefore, unless a specific security is removed from an Index on a quarterly basis or otherwise removed from an Index because it no longer qualifies to be included in the Index, an Index Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from an Index, it is possible that an Index Fund may be forced to sell such security at an inopportune time or for prices other than at current market values, which could have a negative effect on the Index Fund’s performance. In addition, an Index may not contain an appropriate or a diversified mix of securities for any particular economic cycle. Because the Index Funds seek to replicate the performance of their respective Indices, the Adviser will not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. Thus, based on market and economic conditions, an Index Fund’s performance could be lower than funds that actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. Further, the Index Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential securities market declines.

Sampling Risk.    An Index Fund’s use of a representative sampling approach may result in it holding a smaller number of securities than are in its applicable Index. As a result, an adverse development respecting an issuer of securities held by the Index Fund could result in a greater decline in NAV than would be the case if the Index Fund held all of the securities in the applicable Index. Conversely, a positive development relating to an issuer of securities in an Index that is not held by the applicable Index Fund could cause the Index Fund to underperform the applicable Index. To the extent the assets in the Index Fund are smaller, these risks will be greater. A representative sampling strategy may increase the Index Fund’s susceptibility to Index Tracking Risk.

Additional Principal Risks Applicable to Specific Funds

Blockchain Investments Risk (ARKW and ARKF).    An investment in companies actively engaged in blockchain technology may be subject to the following risks:

•      The technology is new and many of its uses may be untested.  The mechanics of using distributed ledger technology to transact in other types of assets, such as securities or derivatives, is relatively new and untested. There is no assurance that widespread adoption will occur. A lack of expansion in the usage of blockchain technology could adversely affect an investment in ARKW or ARKF. A breach to one blockchain could cause investors, and the public generally, to lose trust in blockchain technology and increase reluctance to issue and invest in assets recorded on blockchains. Furthermore, blockchain technology is subject to a rapidly-evolving regulatory landscape in the United States and in other countries, which might include security, privacy or other regulatory concerns that could require changes to blockchain networks.

•      Theft, loss or destruction.  Transacting on a blockchain depends in part specifically on the use of cryptographic keys that are required to access a user’s account (or “wallet”). The theft, loss or destruction of these keys impairs the value of ownership claims users have over the relevant assets being represented by the ledger (whether “smart contracts,” securities, currency or other digital assets). The theft, loss or destruction of private or public keys needed to transact on a blockchain could also adversely affect a company’s business or operations if it were dependent on the ledger.

•      Competing platforms and technologies.  The development and acceptance of competing platforms or technologies may cause consumers or investors to use an alternative to blockchains.

•      Cyber security incidents.  Cyber security incidents may compromise an issuer, its operations or its business. Cyber security incidents may also specifically target a user’s transaction history, digital assets, or identity, thereby leading to privacy concerns. In addition, certain features of blockchain technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

•      Developmental risk.  Blockchain technology may never develop optimized transactional processes that lead to realized economic returns for any company in which ARKW or ARKF invests. Companies that are developing applications of blockchain technology applications may not in fact do so or may not be able to capitalize on those blockchain technologies. The development of new or competing platforms may cause consumers and investors to use alternatives to blockchains.

•      Intellectual property claims.  A proliferation of recent startups attempting to apply blockchain technology in different contexts means the possibility of conflicting intellectual property claims could be a risk to an issuer, its operations or its business. This could also pose a risk to blockchain platforms that permit transactions in digital securities. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the viability of blockchain may adversely affect an investment in ARKW or ARKF.

•      Lack of liquid markets, and possible manipulation of blockchain-based assets.  Digital assets that are represented and trade on a blockchain may not necessarily benefit from viable trading markets. Stock exchanges have listing requirements and vet issuers, and perhaps users. These conditions may not necessarily be replicated on a blockchain, depending on the platform’s controls and other policies. The more lenient a blockchain is about vetting issuers of digital assets or users that transact on the platform, the higher the potential risk for fraud or the manipulation of digital assets. These factors may decrease liquidity or volume, or increase volatility of digital securities or other assets trading on a blockchain.

•      Lack of regulation.  Digital commodities and their associated platforms are largely unregulated, and the regulatory environment is rapidly evolving. Because blockchain works by having every transaction build on every other transaction, participants can self-police any corruption, which can mitigate the need to depend on the current level of legal or government safeguards to monitor and control the flow of business transactions. As a result, companies engaged in such blockchain activities may be exposed to adverse regulatory action, fraudulent activity or even failure.

•      Third party product defects or vulnerabilities.  Where blockchain systems are built using third party products, those products may contain technical defects or vulnerabilities beyond a company’s control. Open-source technologies that are used to build a blockchain application may also introduce defects and vulnerabilities.

•      Reliance on the Internet.  Blockchain functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies and adversely affect ARKW or ARKF. In addition, certain features of blockchain technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

•      Line of business risk.  Some of the companies in which ARKW or ARKF may invest are engaged in other lines of business unrelated to blockchain and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in activities linked to its use of blockchain, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Communications Sector Risk (ARKK, ARKW, ARKF and ARKX).    ARKK, ARKW, ARKF or ARKX will be more affected by the performance of the communications sector than a fund with less exposure to such sector. Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Concentration Risk (All Funds except ARKK).    The assets of ARKG, ARKQ, ARKW, ARKF, ARKX, PRNT and IZRL will be concentrated in securities of issuers having their principal business activities in a sector or sectors or an industry or group of industries. To the extent that these Funds continue to be concentrated in a sector or sectors or in an industry or group of industries, each will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or sectors or industry or group of industries will negatively impact them to a greater extent than if their assets were invested in a wider variety of sectors or industries.

Consumer Discretionary Risk (ARKK, ARKQ and ARKW).    The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.

Cryptocurrency Risk (ARKK and ARKW).    Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Cryptocurrency is an emerging asset class. There are thousands of cryptocurrencies, the most well-known of which is bitcoin. ARKK and ARKW may have exposure to bitcoin indirectly through an investment in the Grayscale Bitcoin Trust (“GBTC”), a privately offered, open-end investment vehicle that invests in bitcoin.

Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government, corporation, or other entity. Cryptocurrency is not generally accepted as legal tender. Regulation of cryptocurrency is still developing. Federal, state and/or foreign governments may restrict the development, use, or exchange of cryptocurrency.

The market price of bitcoin has been subject to extreme fluctuations. The price of bitcoin could fall sharply (potentially to zero) for various reasons, including, but not limited to, regulatory changes, issues impacting the bitcoin network, events involving entities that facilitate transactions in bitcoin, or changes in user preferences in favor of alternative cryptocurrencies. Furthermore, events that impact one cryptocurrency may lead to a decline in the value of other cryptocurrencies, including bitcoin.

Cryptocurrency exchanges and other trading venues on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated. Therefore, cryptocurrency exchanges may be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Cryptocurrency exchanges may not have the same features as traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden price swings such as “flash crashes.” As a result, the prices of cryptocurrencies on exchanges may be subject to more volatility than traditional assets traded on regulated exchanges. Cryptocurrency exchanges are also subject to cyber security risks. Cryptocurrency exchanges have experienced cyber security breaches in the past and may be breached in the future, which could result in the theft and/or loss of bitcoin and other cryptocurrencies and impact the value of bitcoin. Furthermore, cyber security events, legal or regulatory actions, fraud, and technical glitches, may cause a cryptocurrency exchange to shut down temporarily or permanently, which may also affect the value of bitcoin.

ARKK’s and ARKW’s investments in GBTC expose ARKK and ARKW to all of the risks related to cryptocurrencies described above and also expose ARKK and ARKW to risks related to GBTC directly. Shares of GBTC may trade at a significant premium or discount to NAV. To the extent GBTC trades at a discount to NAV, the value of ARKK’s or ARKW’s investment in GBTC would typically decrease. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies, including bitcoin, are susceptible to theft, loss and destruction. If GBTC experiences theft, loss, or destruction of its bitcoin holdings, ARKK’s or ARKW’s investments in GBTC could be harmed. Furthermore, because there is no guarantee that an active trading market for GBTC will exist at any time, ARKK’s or ARKW’s investments in GBTC may also be subject to liquidity risk, which can impair the value of ARKK’s or ARKW’s investments in GBTC. Investors may experience losses if the value of ARKK’s or ARKW’s investments in GBTC decline.

Cryptocurrency Tax Risk (ARKK and ARKW).    Many significant aspects of the U.S. federal income tax treatment of investments in bitcoin are uncertain and an investment in bitcoin may produce income that is not treated as qualifying income for purposes of the income test applicable to regulated investment companies. GBTC is expected to be treated as a grantor trust for U.S. federal income tax purposes, and an investment by ARKK or ARKW in GBTC will generally be treated as a direct investment in bitcoin for such purposes. See “Taxes” in the Funds’ Statement of Additional Information for more information.

Financial Sector Risk (ARKF).    The factors that impact the financial sector will likely have a greater effect on ARKF than on a fund with less exposure to such sector. Companies in the financial sector are especially subject to the adverse effects of economic recession, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. These industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations.

Financial Technology Risk (ARKK, ARKW and ARKF).    Companies that are developing financial technologies that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. Fintech Innovation Companies may not be able to capitalize on their disruptive technologies if they face political and/or legal attacks from competitors, industry groups or local and national governments. Laws generally vary by country, creating some challenges to achieving scale. A Fintech Innovation Company may not currently derive any revenue, and there is no assurance that such company will derive any revenue from innovative technologies in the future. Additionally, Fintech Innovation Companies may be adversely impacted by potential rapid product obsolescence, cybersecurity attacks, increased regulatory oversight and disruptions in the technology they depend on.

Future Expected Genomic Business Risk (ARKK and ARKG).    The Adviser may invest some of ARKK’s or ARKG’s assets in Genomics Revolution Companies that do not currently derive a substantial portion of their current revenues from genomic-focused businesses and there is no assurance that any company will do so in the future, which may adversely affect the ability of ARKK or ARKG to achieve its investment objective.

Health Care Sector Risk (ARKK, ARKG and IZRL).    The profitability of companies in the health care sector may be affected by extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, product obsolescence due to industry innovation, changes in technologies and other market developments. A major source of revenue for certain companies in the health care sector is payments from the Medicare and Medicaid programs. As a result, such companies are sensitive to legislative changes and reductions in governmental spending for such programs. Failure of health care companies to comply with applicable laws and regulations can result in the imposition of civil and/or criminal fines, penalties and, in some instances, exclusion of participation in government sponsored programs such as Medicare and Medicaid. State or local health care reform measures may also adversely affect health care companies. Health care companies will continue to be affected by the efforts of governments and third-party payors to contain or reduce health care costs. Many health care companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays or failure to receive such approvals may negatively impact the business of such companies. Companies in the health care sector may be thinly capitalized.

•      Biotechnology Company Risk.  A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and can accordingly be greatly affected if one of its products proves, among other things, unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, the U.S. Food and Drug Administration, the U.S. Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

•      Pharmaceutical Company Risk.  Companies in the pharmaceutical industry can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition.

Industrials Sector Risk (ARKQ, ARKX, PRNT and IZRL).    The industrials sector includes companies engaged in aerospace and defense, electrical engineering, machinery, and professional services. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

•      Aerospace and Defense Company Risk (ARKQ, ARKX and IZRL).  Companies in the aerospace and defense industry rely to a large extent on U.S. (and other) Government demand for their products and services and may be significantly affected by changes in government regulations and spending, as well as economic conditions and industry consolidation.

•      Machinery Industry Risk (PRNT).  The machinery industry can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in this industry also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

•      Professional Services Company Risk (ARKQ, ARKX and IZRL).  Professional services companies may be materially impacted by economic conditions and related fluctuations in client demand for marketing, business, technology and other consulting services. Professional services companies’ success depends in large part on attracting and retaining key employees and a failure to do so could adversely affect a company’s business. There are relatively few barriers to entry into the professional services market, and new competitors could readily seek to compete in one or more market segments, which could adversely affect a professional services company’s operating results through pricing pressure and loss of market share.

Information Technology Sector Risk (All Funds except ARKG).    The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

•      Internet Company Risk (All Funds except ARKG and PRNT).  Many Internet-related companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business. Additionally, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business.

•      Semiconductor Company Risk (All Funds except ARKG and PRNT).  Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

•      Software Industry Risk (All Funds except ARKG).  The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Innovative Technology Risk (IZRL).    Companies that are developing technologies to displace older technologies or create new markets may not in fact do so. Companies that initially develop a novel technology may not be able to capitalize on the technology. Companies that develop disruptive technologies may face political or legal attacks from competitors, industry groups or local and national governments. A company may not currently derive any revenue from innovative technologies, and there is no assurance that a company will derive any revenue from innovative technologies in the future. An innovative technology may constitute a small portion of a company’s overall business. As a result, the success of an innovative technology may not affect the value of the equity securities issued by the company.

Investment Strategy Risk (ARKX).    ARKX is exposed to additional risk due to its policy of investing in accordance with an investment strategy. Although the Fund’s investment strategy is designed to achieve the Fund’s investment objective, the strategy may not prove to be successful. The investment decisions may not produce the intended results and there is no guarantee that the investment objective will be achieved.

Israel Risk.    Because IZRL invests in securities of Israeli Companies, IZRL may be exposed to special risks and considerations. There may be less information concerning the securities of Israeli Companies available to the public than the securities of U.S. companies. There is also potential difficulty in obtaining or enforcing a court judgment, and the unique characteristics of securities of Israeli Companies and the Israel stock market may have a negative impact on IZRL. Any major hostilities involving Israel, including hostilities with neighboring countries, or the interruption or curtailment of trade between Israel and its present trading partners, could have a negative impact on IZRL. Shares and dividends of Israeli Companies are often Israeli new shekel (“ILS”) denominated. Changes in the relationship of the ILS to the U.S. dollar and other currencies could have a negative impact on IZRL. The government of Israel may change the way in which Israeli Companies are taxed, or may impose taxes on foreign investment. Such actions could have an adverse impact on the overall market for securities of Israeli Companies and on IZRL.

Limited Operating History Risk (ARKX).    ARKX has limited operating history for investors to evaluate. There can be no assurance that ARKX will grow to or maintain an economically viable size. ARKX may liquidate and terminate at any time without shareholder approval.

Next Generation Internet Companies Risk (ARKK and ARKW).    The risks described below apply, in particular, to ARKK’s and ARKW’s investment in Next Generation Internet Companies.

•      Internet Information Provider Company Risk.  Internet information provider companies provide Internet navigation services and reference guide information and publish, provide or present proprietary advertising and/or third party content. Such companies often derive a large portion of their revenues from advertising, and a reduction in spending by or loss of advertisers could seriously harm their business. This business is rapidly evolving and intensely competitive, and is subject to changing technologies, shifting user needs, and frequent introductions of new products and services. The research and development of new, technologically advanced products is a complex and uncertain process requiring high levels of innovation and investment, as well as the accurate anticipation of technology, market trends and consumer needs. The number of people who access the Internet is increasing dramatically and a failure to attract and retain a substantial number of such users to a company’s products and services or to develop products and technologies that are more compatible with alternative devices, could adversely affect operating results. Concerns regarding a company’s products, services or processes that may compromise the privacy of users or other privacy related matters, even if unfounded, could damage a company’s reputation and adversely affect operating results.

•      Catalog and Mail Order House Company Risk.  Catalog and mail order house companies may be exposed to significant inventory risks that may adversely affect operating results due to, among other factors: seasonality, new product launches, rapid changes in product cycles and pricing, defective merchandise, changes in consumer demand and consumer spending patterns, or changes in consumer tastes with respect to products. Demand for products can change significantly between the time inventory or components are ordered and the date of sale. The acquisition of certain types of inventory or components may require significant lead-time and prepayment and they may not be returnable. Failure to adequately predict customer demand or otherwise optimize and operate distribution centers could result in excess or insufficient inventory or distribution capacity, result in increased costs, impairment charges, or both. The business of catalog and mail order house companies can be highly seasonal and failure to stock or restock popular products in sufficient amounts during high demand periods could significantly affect revenue and future growth. Increased website traffic during peak periods could cause system interruptions which may reduce the volume of goods sold and the attractiveness of a company’s products and services.

Additional Investment Strategies

Actively-Managed Funds

An Actively-Managed Fund may use derivative instruments for hedging or risk management purposes or as part of its investment practices. Derivative instruments are contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These underlying assets, reference rates or indices may include stocks, interest rates, currency exchange rates and stock indices.

The ARK Fintech Innovation ETF will not directly invest in cryptocurrency and does not currently intend to invest in any entity whose primary business purpose is to provide exposure to cryptocurrency.

The ARK Fintech Innovation ETF will not invest in the loans of peer-to-peer lending platforms, but may invest in the equity securities of companies that facilitate peer-to-peer lending platforms.

Each Actively-Managed Fund may take a temporary defensive position (investments in cash or cash equivalents) in response to adverse market, economic, political or other conditions. Cash equivalents include short-term high quality debt securities and money market instruments such as commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities, repurchase agreements and shares of short-term fixed income or money market funds.

Index Funds

Each Index Fund is permitted to invest in securities not included in its respective Index but which the Adviser believes will help the Index Fund track the performance of its respective Index, including (i) certain stock index futures, options, options on stock index futures, swap contracts or other derivatives that relate to the Index and component securities, (ii) cash and cash equivalents and (iii) other investment companies.

All Funds

Each Fund is permitted to lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions, in pursuing arbitrage opportunities or hedging strategies or for other similar purposes. In connection with such loans, each Fund receives liquid collateral equal to at least 102% (105% for foreign securities) of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. Each Fund may lend its portfolio securities in an amount up to 33 1/3% of its assets.

Each Fund is permitted to invest, to the extent permitted by the 1940 Act, in other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other exchange traded funds. Each Fund will not borrow money, except to the extent permitted by the 1940 Act to meet redemptions and only up to 10% of each Fund’s net assets.

Additional Risks

Derivatives Risk.    (Except for ARK Israel Innovative Technology ETF) Derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These include credit risk, liquidity risk, management risk and leverage risk. Derivative products are highly specialized instruments that require an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund’s investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly. The failure of another party to a derivative to comply with the terms may cause a Fund to incur a loss. The credit risk for exchange-traded or centrally cleared derivatives is generally less than for privately negotiated derivatives through the interposition of a clearinghouse to the exchange-traded or centrally-cleared derivative trade, which provides a guarantee of performance. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself.

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. The final rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund qualifies as a “limited derivatives user,” as defined in the final rule. Under the final rule, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the new rule regarding use of securities lending collateral that may limit a fund’s securities lending activities. Compliance with these new requirements will be required after an eighteen-month transition period. Following the compliance date, these requirements may limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.

Leverage Risk.    To the extent that a Fund borrows money in the limited circumstances described above under “Additional Investment Strategies,” it may be leveraged. Additionally, certain transactions in which a Fund is permitted to engage may present leverage risk. A Fund may segregate or “earmark” liquid assets or otherwise cover such transactions in an effort to mitigate the leverage risk such transactions present. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio securities. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged.

Securities Lending Risk.    (Except for ARK Israel Innovative Technology ETF) Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Funds will bear the risk of loss of any cash collateral that they invest.

Short Selling Risk.    Fund Shares, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with short selling.

Additional Risks Applicable to Actively Managed ETFs

Convertible Securities Risk.    Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock.

Rights and Warrants Risk.    Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights and warrants do not represent an ownership interest in an issuer or carry with them dividend or voting rights with respect to the underlying securities. Investment in rights and warrants may thus be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and ceases to have value if it is not exercised prior to expiration.

Preferred Securities Risk.    Preferred securities are contractual obligations that entail rights to distributions declared by the issuer’s board of directors but may permit the issuer to defer or suspend distributions for a certain period of time. Preferred securities may be subject to more fluctuations in market value due to changes in market perceptions of the issuer’s ability to continue to pay dividends. If an Actively-Managed Fund owns a preferred security whose issuer has deferred or suspended distributions, the Actively-Managed Fund may be required to account for the distribution that has been deferred or suspended for tax purposes, even though it may not have received this income. Preferred securities are subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred securities may lose substantial value if distributions are deferred, suspended or not declared. Preferred securities may also permit the issuer to convert preferred securities into the issuer’s common stock. Preferred Securities that are convertible into common stock may decline in value if the common stock to which preferred securities may be converted declines in value. Preferred securities may be less liquid than equity securities.

Temporary Defensive Strategy Risk.    When an Actively-Managed Fund pursues a temporary defensive strategy inconsistent with its principal investment strategies, it may not achieve its investment objective.

Additional Risk Applicable to ARK Israel Innovative Technology ETF

Investing in Other Funds Risk.    The Fund may invest in shares of other funds, including ETFs that track the Index. As a result, the Fund will indirectly be exposed to the risks of an investment in the underlying funds. Shares of other funds have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of a fund’s shares is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of such funds’

shares may differ from the net asset value of the particular fund. As a shareholder in the Fund (as with ETFs), the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders will be absorbing additional fees with respect to investments in other funds, including ETFs. Such fees will not, however, be counted towards the Fund’s expense cap.

Additional Risk Applicable to ARK Next Generation Internet ETF

Investing in Other Funds Risk.    The Fund may invest in shares of other funds, including ETFs that are domiciled and listed for trading in Canada (“Canadian Bitcoin ETFs”). As a result, the Fund will indirectly be exposed to the risks of an investment in the underlying funds. Shares of other funds have many of the same risks as direct investments in common stocks or bonds. In the case of a Canadian Bitcoin ETF, these risks would include the same risks as direct investments in bitcoin. See “Cryptocurrency Risk” for more information on those risks. In addition, the market value of a fund’s shares is expected to rise and fall as the value of the underlying fund’s investments rise and fall. The market value of an underlying fund’s shares may differ, however, from the net asset value of the particular underlying fund. As a shareholder of an underlying fund, the Fund would bear its ratable share of the underlying fund’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders will be absorbing additional fees with respect to investments in other funds, including ETFs. Such fees will not, however, be counted towards the Fund’s expense cap. Furthermore, an underlying fund, such as a Canadian Bitcoin ETF, may not be subject to the same laws and regulations as the Fund. In those situations, any investment in an underlying fund may be subject to risks that are different from or greater than the risks of investing in underlying funds subject to the same laws and regulations as the Fund.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUNDS

Investment Adviser.  ARK Investment Management LLC, located at 200 Central Ave., Suite 220, St. Petersburg, Florida 33701, serves as the Funds’ investment adviser. The Adviser registered with the SEC in January 2014. Under the terms of an investment advisory agreement between the Trust and the Adviser with respect to each Fund (“Advisory Agreement”), the Adviser serves as the adviser to each Fund, subject to the general supervision of the Board, and is responsible for the day-to-day investment management of each Fund.

The Adviser’s duties as adviser to each Actively-Managed Fund include furnishing a continuous investment program for the Actively-Managed Funds and determining what investments or securities will be purchased, held or sold.

Pursuant to a supervision agreement between the Trust and the Adviser with respect to each Fund (“Supervision Agreement”), and subject to the general supervision of the Board, the Adviser provides or causes to be furnished, all supervisory and other services reasonably necessary for the operation of each Fund and also bears the costs of various third-party services required by the Funds, including administration, certain custody, audit, legal, transfer agency, and printing costs. The Supervision Agreement also requires the Adviser to provide investment advisory services to the Funds pursuant to the Advisory Agreement.

Each Fund pays the Adviser a fee (“Management Fee”) in return for providing investment advisory and supervisory services under a comprehensive structure. Each Fund will pay a monthly Management Fee to the Adviser at an annual rate (stated as a percentage of the average daily net assets of the Fund) as follows:

Fund	Management Fee
ARK Innovation ETF	0.75%
ARK Genomic Revolution ETF	0.75%
ARK Autonomous Technology & Robotics ETF	0.75%
ARK Next Generation Internet ETF	0.75%
ARK Fintech Innovation ETF	0.75%
ARK Space Exploration & Innovation ETF	0.75%
The 3D Printing ETF	0.65%
ARK Israel Innovative Technology ETF	0.48%

Due to the effect of expense waivers and reimbursements, during the fiscal year ended July 31, 2022, ARK Space Exploration & Innovation ETF paid an effective Management Fee to the Adviser of 0.70% of average daily net assets.

In addition, each Fund bears other fees and expenses that are not covered by the Supervision Agreement, which may vary and will affect the total expense ratio of the Fund, such as acquired fund fees and expenses, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses).

A discussion regarding the Board’s approval of the Advisory Agreement with respect to each Fund is available in the Trust’s annual shareholder report for each Fund for the fiscal year ended July 31.

Administrator, Custodian and Transfer Agent.    The Bank of New York Mellon is the administrator for the Funds (“Administrator”), is the custodian of the Funds’ assets and provides transfer agency, fund accounting and various administrative services to the Funds. The Administrator is responsible for providing certain operational, clerical, recordkeeping and/or bookkeeping services for the Funds.

Distributor.    Foreside Fund Services, LLC is the distributor of the Shares of the Funds. The Distributor will not distribute Shares in less than Creation Units, and does not maintain a secondary market in Shares. The Shares are expected to be traded in the secondary market.

Portfolio Managers.  Catherine D. Wood serves as Chief Investment Officer of the Adviser and Portfolio Manager of the Actively-Managed Funds. Having completed 12 years at AllianceBernstein LP, Ms. Wood founded ARK Investment Management LLC and registered the firm with the SEC in January 2014. At AllianceBernstein LP, Ms. Wood was Chief Investment Officer of Global Thematic Strategies, with $5 billion in assets under management. Ms. Wood joined Alliance Capital in 2001 from Tupelo Capital Management. Prior to that, Ms. Wood worked for 18 years with Jennison Associates as Chief Economist, Equity Research Analyst, Portfolio Manager and Director. Ms. Wood received her B.S., summa cum laude, in Finance and Economics from the University of Southern California in 1981.

William Scherer serves as Portfolio Manager of the Index Funds. Mr. Scherer is a Trading Manager at ARK Investment Management LLC and has been employed by the firm since 2014. Mr. Scherer received his B.S., cum laude, in Accounting from Bryant University in 2014, and an M.B.A from Baruch College in 2021.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The NAV per Share for a Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the Management Fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the NYSE. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of each Fund’s portfolio securities that have readily available market quotations will be based on market prices. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Price information on listed securities will be taken from the exchange where the security is primarily traded. With respect to portfolio securities that do not have readily available market quotations, or where such market quotations are not reliable, and with respect to portfolio instruments that are not securities, the Board has designated the Adviser as valuation designee (“Valuation Designee”) pursuant to Rule 2a-5(b) to perform the fair value determination relating to all such Fund investments. In its role as Valuation Designee, the Adviser is responsible for, among other things, carrying out the functions and Board reporting obligations set forth in Rule 2a-5.

As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. If the Valuation Designee Determines that fair valuation would be appropriate and would result in a measurement that is equally or more representative of fair value or is required, the Valuation Designee may value the security or asset based on its consideration of one or more of a proscribed set of factors, to the extent relevant and available under the circumstance. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security may be materially different than the value that could be realized upon the sale of the security.

In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events( which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A significant event is an event that will, with a reasonably high probability, materially affect the value of a security since the closing price of the security was established on an exchange or market, but before the Fund’s NAV calculation. Significant events may relate to a single issuer, multiple issuers or to an entire market sector. Significant events generally would be those that are readily ascertainable in the ordinary course of business.

The Valuation Designee may also utilize one or more Pricing Services to assist in determining a fair value for a security or asset, and may obtain the assistance of others, including, without limitation, the Funds’ accounting agent and an outside independent pricing services in fulfilling its responsibilities. Prices obtained by an outside independent pricing service will use information provided by market makers or estimates of market values obtained from data related to investments or securities with similar characteristics. For assets such as exchange-traded options, the Funds will determine market values based upon quotations from exchanges and/or market makers.

Buying and Selling Shares

The Shares of the Funds have been approved for listing on the Arca and the Cboe, as applicable. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. In times of severe market disruption or low trading volume in a Fund’s Shares, this spread can increase significantly. It is anticipated that Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from Shares’ NAV.

The Depository Trust Company (“DTC”) serves as securities depository for Shares. The Shares may be held only in book-entry form; stock certificates will not be issued. DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants. Beneficial owners of Shares are not considered the registered holder thereof and are subject to the same restrictions and procedures as any beneficial owner of stocks held in book-entry or “street name” form. For more information, see the section entitled “Book Entry Only System” in the Funds’ SAI.

The Exchanges are open for trading Monday through Friday and are closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when a Fund does not price its Shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

Distribution and Service Plan

The Board has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds are authorized to pay distribution fees in connection with the sale and distribution of their Shares and pay service fees in connection with the provision of ongoing services to shareholders.

No Rule 12b-1 fees are currently paid by any Fund, and there are no current plans to impose these fees. In addition, no such fees may be paid in the future without further approval by the Board. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing shares subject to distribution and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the Financial Industry Regulatory Authority. The net income attributable to the shares of a Fund will be reduced by the amount of distribution and service fees and other expenses of the Fund.

Dividends and Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, each Fund generally pays no federal income tax on the income and gains it distributes. Each shareholder of a Fund is entitled to its share of the Fund’s distributions of net investment income and net realized capital gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

A Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. A Fund realizes capital gains or losses whenever it sells securities. Net realized capital gains are distributed to shareholders as “capital gain distributions.” Distributions from a Fund’s net investment income, including net short-term capital gains, if any, are taxable to shareholders as ordinary income. Any long-term capital gains distributions a shareholder receives from the Fund are taxable as long-term capital gain.

Net investment income, if any, and net capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, a Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period. If a Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of a shareholder’s investment in Shares.

Distributions in cash may be reinvested automatically in additional Shares of a Fund only if the broker through whom you purchased Shares makes such option available.

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. A Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

At the time you purchase your Fund Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by a Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax Consequences

General.    As with any investment, you should consider how your Fund investment will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund, including the possible application of foreign, state and local taxes. Unless your investment in the Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) a Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions.    As noted above, each Fund expects to distribute net investment income, if any, at least annually, and any net realized long-term or short-term capital gains, if any, annually. A Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.

Distributions from a Fund’s net investment income, including any net short-term gains, are generally taxable to you as ordinary income. In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Whether distributions of capital gains represent long-term or short-term capital gains is determined by how long a Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long-term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are properly reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of non-corporate shareholders are generally taxable at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.

A Fund may receive dividends, the distribution of which a Fund may designate as qualified dividends. In the event that a Fund receives such a dividend and designates the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rates, provided holding period and other requirements are met at both the shareholder and the Fund level. Substitute dividends received by the Fund with respect to dividends paid on securities lent out will not be qualified dividend income. There can be no assurance what portion of the Fund’s distributions will be eligible for qualified dividend treatment.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

Dividends, interest and gains from non-U.S. investments of a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund may elect (the “Election”) to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes. It is expected that more than 50% of the ARK Israel Innovative Technology ETF’s assets will consist of foreign securities, although there can be no assurance that ARK Israel Innovative Technology ETF will make the Election.

Non-U.S. Investors.  Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax on income dividends paid by a Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Information about a shareholder in a Fund may be disclosed to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide appropriate certifications or other documentation concerning its status under FATCA.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the possible applicability of the U.S. estate tax.

Backup Withholding.    Each Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 24%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service.

Taxes on the Sale or Cash Redemption of Exchange Listed Shares.    Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if Shares have been held for more than one year and as a short term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited. To the extent that a Fund shareholder’s Shares are redeemed for cash, this is normally treated as a sale for tax purposes.

Your financial intermediary will be required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Shares you sell or redeem but also, for Shares purchased after 2011, their cost basis. You should consult with your tax advisors to determine the appropriate cost basis method for your tax situation and to obtain more information about the cost basis reporting rules.

Taxes on Creations and Redemptions of Creation Units.    A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if Shares (or securities surrendered) have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

Medicare Tax.    An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

Frequent Purchases and Redemptions of Fund Shares

The Board has evaluated the risks of frequent purchases and redemptions of Fund shares (“market timing”) activities by a Fund’s shareholders. The Board noted that Shares can only be purchased and redeemed directly from a Fund in Creation Units by APs and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.

With respect to trades directly with a Fund, to the extent effected in-kind, those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent that the Trust allows or requires trades to be effected in whole or in part in cash, the Board noted that those trades could result in dilution to a Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that Shares trade at or close to NAV. Each Fund also employs fair valuation pricing to minimize potential dilution from market timing. Each Fund imposes transaction fees on in-kind purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares.

TAX-ADVANTAGED PRODUCT STRUCTURE

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, Shares of each Fund have been designed to be tradable in a secondary market on an intra-day basis and to be created and redeemed principally or partially in-kind in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate adverse effects on a Fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of a Fund, to the extent used, generally is not expected to lead to a tax event for a Fund or its ongoing shareholders.

INDEX PROVIDER AND INDEX DESCRIPTIONS

ARK’s Index Products Group, which does not include any of the Adviser’s investment personnel, created each Index. ARK has entered into an agreement with Solactive AG (“Solactive”) to calculate, publish and distribute each Index. Solactive is a leading company in the structuring and indexing business for institutional clients. Solactive indices are used by issuers worldwide as underlying indices for financial products. Solactive does not sponsor, endorse or promote the Index Funds and is not in any way connected to them and does not accept any liability in relation to their issue, operation and trading. Solactive uses its best efforts to ensure that each Index Fund’s Index is calculated correctly. Irrespective of its obligations towards ARK’s Index Products Group, Solactive has no obligation to point out errors in the Indexes to third parties including but not limited to investors and/or financial intermediaries of the Index Funds . Neither publication of the Indexes by Solactive nor the licensing of the Indexes or its trademark for the purpose of use in connection with the Index Funds constitutes a recommendation by Solactive to invest capital in the Index Funds nor does it in any way represent an assurance or opinion of Solactive with regard to any investment in the Index Funds . Solactive is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of the prospectus of the Index Funds.

Each Index Fund is entitled to use its Index pursuant to a sub-licensing arrangement with the Adviser. The Indexes are not sponsored, endorsed, sold or promoted by ARK’s Index Products Group. ARK’s Index Products Group makes no representation or warranty, express or implied, to the owners of Shares of the Index Funds or any member of the public regarding the advisability of investing in securities generally or in the Shares of the Index Funds particularly or the ability of the Indexes to track the performance of its respective securities market. ARK’s Index Products Group has no obligation to take the needs of the Adviser or the owners of Shares of the Index Funds into consideration in determining, composing or calculating the Indexes. ARK’s Index Products Group is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the Index Funds to be issued or in the determination or calculation of the equation by which the Shares of the Index Funds are to be converted into cash. ARK’s Index Products Group has no obligation or liability in connection with the administration, marketing or trading of the Shares of the Index Funds.

ARK’S INDEX PRODUCTS GROUP DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN AND ARK’S INDEX PRODUCTS GROUP SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. ARK’S INDEX PRODUCTS GROUP MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF THE INDEX FUNDS , OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN. ARK’S INDEX PRODUCTS GROUP MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ARK’S INDEX PRODUCTS GROUP HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Total 3D-Printing Index

The Total 3D-Printing Index is designed to track the price movements of stocks of companies involved in the 3D printing industry. The Index universe includes companies from the U.S., non-U.S. developed markets and Taiwan that are engaged in 3D printing related businesses within the following business lines: (i) 3D printing hardware; (ii) CAD and 3D printing simulation software; (iii) 3D printing centers; (iv) scanning and measurement; and (v) 3D printing materials.

The Index includes companies from the universe that meet both of the following criteria on the Selection Day (as defined below): (i) the company has a market capitalization of at least 80,000,000 USD and (ii) the average daily value of the company’s securities traded over the three (3) months prior to and including the Selection Day is at least 200,000 USD. Eligible companies that meet the criteria for inclusion in the Index as of the Selection Day will be included in the Index and will be assigned by the ARK Index Product Group to a business line category based on the company’s primary business activity in the 3D printing space.

On each Selection Day (as defined below), the components of the Index are weighted equally within their respective business line category and the business line categories are target weighted as follows:

i.    3D printing hardware 50%;

ii.   CAD and 3D printing simulation software 30%;

iii.  3D printing centers 13%;

iv.  scanning and measurement 5%; and

v.   3D printing materials 2%.

The weights will vary with market prices until the next reconstitution date.

The Index is reconstituted and rebalanced quarterly. Index components are selected on the tenth (10th) business day before the Adjustment Day (“Selection Day”). The “Adjustment Day” is the close of the third Friday of January, April, July and October. If the Friday is not a business day, reconstitution and rebalancing occurs on the following business day. Reconstitution is carried out after the day’s closing Index values have been determined. Target weights of the constituents are not otherwise adjusted between Adjustment Days except in the event of certain types of extraordinary events or corporate actions. ARK’s Index Products Group may delay or change a scheduled rebalancing or reconstitution of the Index or the implementation of certain rules at its sole discretion.

The Index began with an initial value of 100 as of the close on October 17, 2014. As of November 17, 2022, the Index included 55 securities of companies with a market capitalization range of between approximately $153 million and $1.8 trillion and a weighted average market capitalization of $78 billion.

Because the Index is unmanaged, the criteria for inclusion of companies in the Index are objective and not subject to arbitrary change, so that any company that is eligible for inclusion in the Index must be included, and any company that ceases to qualify for inclusion in the Index must be deleted.

ARK Israeli Innovation Index

The ARK Israeli Innovation Index is designed to track the price movements of exchange listed Israeli companies whose main business operations are causing disruptive innovation in the areas of genomics, health care, biotechnology, industrials, manufacturing, the Internet or information technology. The Index includes all companies that meet all of the following criteria on the Selection Day (as defined below): (i) the company is incorporated in Israel and/or domiciled in Israel; (ii) the company’s securities are listed on a regulated stock exchange in the U.S. or Israel; (iii) the company has a market capitalization of at least 80,000,000 USD; (iv) the average daily value of the company’s securities traded over the three (3) months prior to and including the Selection Day is at least 200,000 USD; and (v) the company is included in one of the following economic sectors as defined by FactSet Research Systems: (a) health technology, (b) communications, (c) technology services, (d) electronic technology, (e) consumer services or (f) producer manufacturing. In the event that a company has more than one share class that meets the criteria for inclusion in the Index, the more liquid share class according to subsection (iv) above, will be selected as the Index component. Index components are weighted equally on each Selection Day, and the weights will vary with market prices until the next reconstitution date.

The Index is reconstituted and rebalanced quarterly. Index components are selected on the tenth (10th) business day before the Adjustment Day (“Selection Day”). The “Adjustment Day” is the close of the third Thursday of January, April, July and October. If the Thursday is not a business day, reconstitution and rebalancing occurs on the following business day. Reconstitution is carried out after the day’s closing Index values have been determined. Target weights of the constituents are not otherwise adjusted between Adjustment Days except in the event of certain types of extraordinary events or corporate actions. ARK’s Index Products Group may delay or change a scheduled rebalancing or reconstitution of the Index or the implementation of certain rules at its sole discretion.

The Index began with an initial value of 100 as of the close on October 21, 2014. As of November 17, 2022, the Index included 46 securities of companies with a market capitalization range of between approximately $91 million and $16 billion and a weighted average market capitalization of $2.6 billion. These amounts are subject to change.

Because the Index is unmanaged, the criteria for inclusion of companies in the Index are objective and not subject to arbitrary change, so that any company that is eligible for inclusion in the Index must be included, and any company that ceases to qualify for inclusion in the Index must be deleted.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand a Fund’s financial performance for the life of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Funds’ financial statements, are included in the annual report of the Funds, and are incorporated by reference into the SAI. Financial information for the period and/or years ended July 2018, 2019, 2020, and 2021 was audited by a different independent registered public accounting firm. Our website, http://ark-funds.com, contains the Funds’ most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and SAI without charge by calling (727) 810-8160 collect.

Financial Highlights ARK Innovation ETF
For a share outstanding throughout each year presented.
	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Per Share Data:
Net asset value, beginning of year	$119.91	$80.37	$48.36	$44.51	$29.59
Net investment loss(1)	(0.60)	(0.75)	(0.38)	(0.30)	(0.13)
Net realized and unrealized gain (loss) on investments	(73.39)	42.33	32.58	5.32	15.54	(2)
Total gain (loss) from investment operations	(73.99)	41.58	32.20	5.02	15.41

Distributions to shareholders:
Net investment income	—	—	—	—	(0.09)
Net realized gains	(0.78)	(2.04)	(0.19)	(1.17)	(0.40)
Total distributions	(0.78)	(2.04)	(0.19)	(1.17)	(0.49)
Net asset value, end of year	$45.14	$119.91	$80.37	$48.36	$44.51
Market value, end of year	$45.13	$120.00	$80.37	$48.46	$44.55
Total Return at Net Asset Value(3)	(62.04)%	51.65%	66.82%	12.14%	52.38	%(2)
Total Return at Market Value(3)	(62.08)%	51.76%	66.47%	12.27%	52.38	%(2)

Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$9,336,819	$22,495,429	$6,132,599	$1,731,253	$1,170,588
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment loss	(0.75)%	(0.63)%	(0.70)%	(0.67)%	(0.33)%
Portfolio turnover rate(4)	55%	71%	80%	80%	89%

____________

(1)     Based on average daily shares outstanding.

(2)      The Adviser has reimbursed the Fund $15,999 for a procedural error. The impact was deemed immaterial to net realized and unrealized gain on investments and the Fund’s total return, representing less than $0.005 per share.

(3)     Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year and redemption on the last day of the year at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the year, reinvestment of all dividends, and distributions at market value during the year, and sale at the market value on the last  day of the year. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade.

(4)      Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Financial Highlights (continued) ARK Next Generation Internet ETF
For a share outstanding throughout each year presented.
	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Per Share Data:
Net asset value, beginning of year	$147.37	$99.48	$52.32	$55.10	$36.82
Net investment loss(1)	(0.81)	(0.98)	(0.45)	(0.33)	(0.09)
Net realized and unrealized gain (loss) on investments	(88.70)	50.76	47.61	3.09	19.32	(2)
Total gain (loss) from investment operations	(89.51)	49.78	47.16	2.76	19.23

Distributions to shareholders:
Net investment income	—	—	—	—	(0.13)
Net realized gains	(3.31)	(1.89)	—	(5.54)	(0.82)
Total distributions	(3.31)	(1.89)	—	(5.54)	(0.95)
Net asset value, end of year	$54.55	$147.37	$99.48	$52.32	$55.10
Market value, end of year	$54.48	$147.55	$99.49	$52.48	$55.08
Total Return at Net Asset Value(3)	(61.95)%	50.06%	90.13%	7.49%	52.71	%(2)
Total Return at Market Value(3)	(62.04)%	50.24%	89.58%	7.80%	52.53	%(2)

Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$1,456,499	$5,813,640	$1,920,045	$431,660	$672,276
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment loss	(0.75)%	(0.69)%	(0.68)%	(0.63)%	(0.18)%
Portfolio turnover rate(4)	76%	120%	93%	92%	68%

____________

(1)     Based on average daily shares outstanding.

(2)      The Adviser has reimbursed the Fund $13,774 for a procedural error. The impact was deemed immaterial to net realized and unrealized gain on investments and the Fund’s total return, representing less than $0.005 per share.

(3)     Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year and redemption on the last day of the year at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the year, reinvestment of all dividends, and distributions at market value during the year, and sale at the market value on the last  day of the year. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade.

(4)      Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Financial Highlights (continued) ARK Fintech Innovation ETF
For a share outstanding throughout each period presented.
	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	For the Period February 4, 2019(1) through July 31, 2019
Per Share Data:
Net asset value, beginning of period	$50.67	$36.18	$22.84	$20.00
Net investment loss(2)	(0.24)	(0.30)	(0.10)	(0.03)
Net realized and unrealized gain (loss) on investments	(32.52)	14.97	13.74	2.87
Total gain (loss) from investment operations	(32.76)	14.67	13.64	2.84

Distributions to shareholders:
Net realized gains	—	(0.18)	(0.30)	—
Total distributions	—	(0.18)	(0.30)	—
Net asset value, end of period	$17.91	$50.67	$36.18	$22.84
Market value, end of period	$17.88	$50.68	$36.26	$22.86
Total Return at Net Asset Value(3)	(64.66)%	40.58%	60.36%	14.21%
Total Return at Market Value(3)	(64.72)%	40.29%	60.59%	14.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$936,432	$3,610,269	$347,337	$74,233
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75	%(4)
Net investment loss	(0.65)%	(0.60)%	(0.40)%	(0.24	)%(4)
Portfolio turnover rate(5)	75%	78%	55%	22%

____________

(1)     Commencement of operations.

(2)      Based on average daily shares outstanding.

(3)     Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last  day of the period. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.

(4)      Annualized.

(5)      Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Financial Highlights (continued) ARK Genomic Revolution ETF
For a share outstanding throughout each year presented.
	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Per Share Data:
Net asset value, beginning of year	$84.40	$53.70	$34.50	$29.36	$22.24
Net investment loss(1)	(0.35)	(0.24)	(0.28)	(0.19)	(0.18)
Net realized and unrealized gain (loss) on investments	(47.00)	31.73	20.53	5.80	7.63
Total gain (loss) from investment operations	(47.35)	31.49	20.25	5.61	7.45

Distributions to shareholders:
Net realized gains	(0.38)	(0.79)	(1.05)	(0.47)	(0.33)
Total distributions	(0.38)	(0.79)	(1.05)	(0.47)	(0.33)
Net asset value, end of year	$36.67	$84.40	$53.70	$34.50	$29.36
Market value, end of year	$36.61	$84.35	$53.70	$34.58	$29.40
Total Return at Net Asset Value(2)	(56.27)%	58.48%	60.41%	19.87%	33.80%
Total Return at Market Value(2)	(56.32)%	58.39%	60.05%	20.00%	33.66%

Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$2,780,026	$8,588,014	$1,589,856	$465,966	$232,115
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment loss	(0.62)%	(0.28)%	(0.73)%	(0.63)%	(0.64)%
Portfolio turnover rate(3)	51%	45%	50%	64%	80%

____________

(1)     Based on average daily shares outstanding.

(2)     Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year and redemption on the last day of the year at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the year, reinvestment of all dividends, and distributions at market value during the year, and sale at the market value on the last  day of the year. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade.

(3)      Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Financial Highlights (continued) ARK Autonomous Technology & Robotics ETF
For a share outstanding throughout each year presented.
	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Per Share Data:
Net asset value, beginning of year	$81.12	$52.69	$33.05	$34.93	$29.59
Net investment loss(1)	(0.30)	(0.33)	(0.13)	(0.13)	(0.05)
Net realized and unrealized gain (loss) on investments	(24.10)	29.42	19.77	(0.91)	5.89
Total gain (loss) from investment operations	(24.40)	29.09	19.64	(1.04)	5.84

Distributions to shareholders:
Net investment income	—	—	—	—	(0.02)
Net realized gains	(0.61)	(0.66)	—	(0.84)	(0.48)
Total distributions	(0.61)	(0.66)	—	(0.84)	(0.50)
Net asset value, end of year	$56.11	$81.12	$52.69	$33.05	$34.93
Market value, end of year	$56.07	$81.18	$52.78	$33.06	$35.01
Total Return at Net Asset Value(2)	(30.27)%	55.31%	59.43%	(2.66)%	19.86%
Total Return at Market Value(2)	(30.38)%	55.17%	59.65%	(2.84)%	19.98%

Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$1,211,939	$2,806,640	$447,887	$166,897	$155,448
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment loss	(0.42)%	(0.41)%	(0.34)%	(0.39)%	(0.15)%
Portfolio turnover rate(3)	54%	86%	71%	54%	57%

____________

(1)     Based on average daily shares outstanding.

(2)     Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year and redemption on the last day of the year at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the year, reinvestment of all dividends, and distributions at market value during the year, and sale at the market value on the last  day of the year. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade.

(3)      Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Financial Highlights (continued) ARK Space Exploration & Innovation ETF
For a share outstanding throughout each period presented.
	Year Ended July 31, 2022	For the Period March 30, 2021(1) through July 31, 2021
Per Share Data:
Net asset value, beginning of period	$20.35	$20.00
Net investment loss(2)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	(5.39)	0.37
Total gain (loss) from investment operations	(5.42)	0.35
Total distributions	—	—
Net asset value, end of period	$14.93	$20.35
Market value, end of period	$14.93	$20.34
Total Return at Net Asset Value(3)	(26.64)%	1.77%
Total Return at Market Value(3)	(26.60)%	1.70%

Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$319,536	$607,553
Ratio to average net assets of:
Expenses, prior to expense waivers and reimbursements	0.75%	0.75	%(4)
Expenses, net of expense waivers and reimbursements	0.70%	0.71	%(4)
Net investment loss	(0.18)%	(0.26	)%(4)
Portfolio turnover rate(5)	41%	46%

____________

(1)     Commencement of operations.

(2)      Based on average daily shares outstanding.

(3)     Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last  day of the period. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.

(4)      Annualized.

(5)      Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Financial Highlights (continued) The 3D Printing ETF
For a share outstanding throughout each year presented.
	Year Ended July 31, 2022		Year Ended July 31, 2021		Year Ended July 31, 2020		Year Ended July 31, 2019	Year Ended July 31, 2018
Per Share Data:
Net asset value, beginning of year	$38.04		$22.28		$22.04		$24.22	$25.52
Net investment loss(1)	(0.05)		0.00	(2)	(0.00	)(2)	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	(14.84)		15.76		0.25		(2.01)	(0.73)
Total gain (loss) from investment operations	(14.89)		15.76		0.25		(2.02)	(0.77)

Distributions to shareholders:
Net investment income	(0.00	)(2)	—		(0.01)		—	—
Net realized gains	—		—		—		(0.16)	(0.53)
Total distributions	(0.00)		—		(0.01)		(0.16)	(0.53)
Net asset value, end of year	$23.15		$38.04		$22.28		$22.04	$24.22
Market value, end of year	$23.16		$38.00		$22.16		$22.25	$24.32
Total Return at Net Asset Value(3)	(39.14)%		70.76%		1.15%		(8.25)%	(3.05)%
Total Return at Market Value(3)	(39.05)%		71.48%		(0.34)%		(7.76)%	(2.64)%

Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$209,550		$515,504		$41,217		$39,672	$47,220
Ratio to average net assets of:
Expenses	0.66%		0.66%		0.66%		0.66%	0.66%
Net investment loss	(0.15)%		0.00	%(4)	0.00	%(4)	(0.04)%	(0.17)%
Portfolio turnover rate(5)	37%		59%		37%		51%	53%

____________

(1)     Based on average daily shares outstanding.

(2)      Amount represents less than $0.005.

(3)      Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year and redemption on the last day of the year at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the year, reinvestment of all dividends, and distributions at market value during the year, and sale at the market value on the last  day of the year. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade.

(4)      Amount represents less than 0.00%.

(5)      Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Financial Highlights (concluded) The ARK Israel Innovative Technology ETF
For a share outstanding throughout each period presented.
	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	For the Period December 5, 2017(1) through July 31, 2018
Per Share Data:
Net asset value, beginning of period	$30.26	$25.00	$20.54	$20.85	$20.00
Net investment income (loss)(2)	(0.04)	0.05	(0.03)	0.08	(0.00	)(3)
Net realized and unrealized gain (loss) on investments	(10.75)	5.21	4.97	0.18	0.85
Total gain (loss) from investment operations	(10.79)	5.26	4.94	0.26	0.85

Distributions to shareholders:
Net investment income	(0.10)	—	(0.48)	(0.57)	—
Total distributions	(0.10)	—	(0.48)	(0.57)	—
Net asset value, end of period	$19.37	$30.26	$25.00	$20.54	$20.85
Market value, end of period	$19.36	$30.15	$24.74	$20.64	$21.04
Total Return at Net Asset Value(4)	(35.79)%	21.06%	24.31%	1.57%	4.27%
Total Return at Market Value(4)	(35.57)%	21.87%	22.41%	1.20%	5.20%

Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$118,134	$283,716	$48,123	$19,512	$21,896
Ratio to average net assets of:
Expenses	0.49%	0.49%	0.49%	0.49%	0.49	%(5)
Net investment income (loss)	(0.15)%	0.15%	(0.14)%	0.37%	(0.03	)%(5)
Portfolio turnover rate(6)	58%	88%	86%	57%	40%

____________

(1)     Commencement of operations.

(2)      Based on average daily shares outstanding.

(3)      Amount represents less than $0.005.

(4)     Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last  day of the period. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.

(5)      Annualized.

(6)      Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often Shares of the Funds traded on the respective Exchanges at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the applicable Fund during the past four calendar quarters (or, if shorter, the period during which a Fund has been in operation), when available, can be found at http://ark-funds.com.

GENERAL INFORMATION

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (“Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a broker-dealer is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an Exchange member in connection with a sale on either Exchange is satisfied by the fact that the prospectus is available at each Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an Exchange.

In addition, certain affiliates of the Funds and the Adviser may purchase and resell Fund Shares pursuant to this prospectus.

Other Information

The Trust was organized as a Delaware statutory trust on June 7, 2013. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Funds’ SAI for more information concerning the Trust’s form of organization.

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

An AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Dechert LLP serves as counsel to the Trust, including each Fund.

Sullivan & Worcester LLP serves as independent counsel to the independent trustees.

Ernst & Young LLP serves as the Trust’s independent registered public accounting firm and audits the Funds’ financial statements and performs other related audit services.

OTHER INFORMATION

This prospectus does not contain all the information included in the registration statement filed with the SEC with respect to the Funds. The Funds’ registration statement, including this prospectus, the Funds’ SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. These documents and other information concerning the Trust also may be inspected at the offices of Foreside Fund Services, LLC at Three Canal Plaza, Suite 100, Portland, Maine 04101 or by calling 855-406-1506.

The SAI for the Funds, which has been filed with the SEC, provides more information about the Funds. The Funds’ SAI is incorporated herein by reference and is legally part of this prospectus. Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. The SAI and the Funds’ annual and semi-annual reports may be obtained without charge by visiting the Funds’ website at http://ark-funds.com/investor-resources, writing to the Funds at c/o ARK Investment Management LLC, 200 Central Avenue, Suite 220, St. Petersburg, Florida 33701 or by calling (727) 810-8160.

Investment Company Act File No.  811-22883

STATEMENT OF ADDITIONAL INFORMATION

Dated November 30, 2022

This Statement of Additional Information (“SAI”) of ARK ETF Trust (“Trust”) is not a prospectus, and should be read in conjunction with the combined prospectus of the ARK Innovation ETF, the ARK Next Generation Internet ETF, the ARK Fintech Innovation ETF, the ARK Genomic Revolution ETF, the ARK Autonomous Technology & Robotics ETF, the ARK Space Exploration & Innovation ETF, The 3D Printing ETF and the ARK Israel Innovative Technology ETF (each, a “Fund” and collectively, the “Funds”), which is dated November 30, 2022 (the “Prospectus”) as it may be supplemented from time to time.

ARK ETF Trust Thematic Actively-Managed ETFs

ETF	NYSE Arca, Inc. Ticker Symbol
ARK Innovation ETF	ARKK
ARK Next Generation Internet ETF	ARKW
ARK Fintech Innovation ETF	ARKF
ETF	Cboe BZX Exchange, Inc. Ticker Symbol
ARK Genomic Revolution ETF	ARKG
ARK Autonomous Technology & Robotics ETF	ARKQ
ARK Space Exploration & Innovation ETF	ARKX

ARK ETF Trust Thematic Index ETFs

ETF	Cboe BZX Exchange, Inc. Ticker Symbol
The 3D Printing ETF	PRNT
ARK Israel Innovative Technology ETF	IZRL

The audited financial statements and financial highlights of the Funds are incorporated by reference from the annual report to shareholders (the “Annual Report”).

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus and Annual Report may be obtained without charge at http://ark-funds.com/investor-resources, by writing to the Trust or the Trust’s distributor, Foreside Fund Services, LLC (the “Distributor”), or by calling 855-406-1506.

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. As of the date of this SAI, the Trust consists of eight investment portfolios to which this SAI relates: ARK Innovation ETF, ARK Next Generation Internet ETF, ARK Fintech Innovation ETF, ARK Genomic Revolution ETF, ARK Autonomous Technology & Robotics ETF, and ARK Space Exploration & Innovation ETF (each, an “Actively-Managed Fund” and collectively, the “Actively-Managed Funds”), The 3D Printing ETF and ARK Israel Innovative Technology ETF (each, an “Index Fund” and collectively, the “Index Funds”). Each of the Actively-Managed Funds and the Index Funds is a series of the Trust. Each Fund is classified as a non-diversified management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), and, as a result, is not required to meet certain diversification requirements under the 1940 Act. The Trust was organized as a Delaware statutory trust on June 7, 2013. The shares of each Fund are referred to herein as “Shares.”

Each Fund will offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Similarly, Shares are redeemable by a Fund only in Creation Units. Only Authorized Participants (“APs”) who have entered into contractual arrangements with the Fund’s Distributor may enter into Creation Unit transactions with a Fund on behalf of themselves or their customers. Creation Units of a Fund are issued and redeemed generally in exchange for specified securities held by the Fund and, if necessary, a specified cash payment. The Shares of ARK Innovation ETF, ARK Next Generation Internet ETF and ARK Fintech Innovation ETF are listed on NYSE Arca, Inc. (“Arca”). The Shares of ARK Genomic Revolution ETF, ARK Autonomous Technology & Robotics ETF, ARK Space Exploration & Innovation ETF and each Index Fund are listed on Cboe BZX Exchange, Inc. (“Cboe,” and together with Arca, an “Exchange”). The individual Shares of each Fund will trade in the secondary market at market prices that may differ from the Shares’ NAV.

The Trust reserves the right to permit or require a “cash” option for creations and redemptions of Shares (subject to applicable legal requirements). In each instance of such cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange, which fees will be higher than the transaction fees associated with in-kind purchases or redemptions.

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EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus under the headings “Summary Information,” “Additional Information About the Funds’ Investment Strategies and Risks,” “Shareholder Information — Buying and Selling Shares,” “Premium/Discount Information” and “General Information — Continuous Offering.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Fund are listed on their applicable Exchange, and the individual Shares of each Fund will trade in the secondary market at prices that may differ to some degree from their NAV. An Exchange may, but is not required to, remove the Shares of a Fund from listing if: (1) following the initial twelve (12) month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of the Index or portfolio of securities on which the Index Fund is based is no longer calculated or available, (3) the intra-day NAV of a Fund is no longer calculated or available or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, an Exchange will remove the Shares of a Fund from listing and trading upon termination of that Fund. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met.

As in the case of other securities traded on an Exchange, brokers’ commissions on transactions in Shares will be based on negotiated commission rates at customary levels.

In order to provide investors with a basis to gauge whether the market price (and related bid/ask spread) of individual Shares traded on an Exchange is approximately consistent with the current NAV on a per Share basis, every 15 seconds throughout the Exchange’s regular trading hours, an estimated intra-day NAV (“INAV”), if applicable, is calculated and disseminated in accordance with the relevant listing standards of the Exchange. The Funds are not involved in or responsible for the calculation or dissemination of the INAV, and the Funds make no warranty as to its accuracy. The INAV does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by a Fund at a particular point in time or the best possible valuation of the current portfolio. The Funds believe that, when purchasing Shares traded on an Exchange, placing “limit orders” rather than “market orders” may help investors avoid excessive bid/ask spreads.

The INAV should not be viewed as a “real-time” update of the NAV per Share of a Fund because (i) the INAV may not be calculated in the same manner as the NAV, which is computed once a day, generally, at the end of the business day; (ii) the calculation of NAV may be subject to fair valuation at different prices than those used in the calculations of the INAV; (iii) unlike the calculation of NAV, the INAV does not take into account Fund expenses; and (iv) the INAV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close, which could affect premiums and discounts between the INAV and the market price of a Fund’s Shares. Accordingly, a shareholder purchasing Shares of a Fund at a price calculated based upon the Shares’ INAV is subject to valuation risk. If there is a mismatch between the INAV and NAV, shareholders could lose money upon redemption or could pay too much for Shares purchased.

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INVESTMENT POLICIES AND RISKS

A discussion of the risks associated with an investment in the Funds is contained in the Prospectus (with respect to each applicable Fund) under the headings “Summary Information — Principal Investment Strategies,” “Summary Information — Principal Risks” and “Additional Information About the Funds’ Investment Strategies and Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

General

All Funds

An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

In the event that the securities in which a Fund invests are not listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for certain of the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold in seven calendar days or less without significantly changing the market value of the investment. The liquidity of a security will be determined based on relevant market, trading and investment specific considerations as set out in the Trust’s liquidity risk management program (the “Liquidity Program”) as required by Rule 22e-4 under the 1940 Act (the “Liquidity Rule”).

Because each Fund reserves the right to issue and redeem Creation Units principally for cash, the Fund may incur higher costs in buying and selling securities than if the Fund issued and redeemed Creation Units principally in-kind.

ARK Investment Management LLC (“ARK” or “Adviser”) evaluates environmental, social, and governance (“ESG”) considerations into both its “top down” and “bottom up” approaches. The Adviser believes that the technologies underlying the Adviser’s disruptive innovation platforms
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closely align with the principles embodied by the United Nations Sustainable Development Goals (the “UN Goals”). The UN Goals are a collection of 17 interlinked goals designed to provide a shared blueprint for countries to, among other objectives, end extreme poverty and hunger, fight inequality and injustice, and tackle climate change. The Adviser uses the framework of the UN Goals to integrate ESG considerations into its “top down” research and investment approach. In an effort to analyze how the ESG considerations embodied by the UN Goals are being addressed by the technologies underlying the Adviser’s disruptive innovation platforms, the Adviser scores each company held by an Actively-Managed Fund by the amount of exposure it has to the technologies underlying the Adviser’s disruptive innovation platforms. The Adviser then determines and documents how each technology relates to the UN Goals, thereby enabling the Adviser to consider ESG considerations in its investment decisions. The Adviser does not use ESG considerations, however, to limit, restrict or otherwise exclude companies or sectors from an Actively-Managed Fund’s investment universe. The Adviser also incorporates ESG considerations into its “bottom up” research and investment approach. The Adviser begins with a universe of potential investments developed through its “top down” process. The Adviser then scores potential investments for an Actively-Managed Fund against six key metrics, which include ESG considerations. The scores assigned to each potential investment in an Actively-Managed Fund’s universe then guide the Adviser’s investment decisions.

Index Funds

The Index Funds are managed to seek to replicate the performance of the relevant index (excluding fees and expenses) and it is the policy of each Index Fund to generally invest in the securities that compose the index that the Index Fund seeks to replicate.

An investment in an Index Fund should be made with an understanding that the value of the Index Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors. Each Index Fund is required to invest at least 80% of its assets in securities included in the Index Fund’s benchmark index. So it is possible that individual securities of any issuer included in an Index Fund’s index may not be held by the Index Fund since the Index Fund is not required to hold every security included in the index so long as the Index Fund seeks to replicate the performance of the index (excluding fees and expenses). Nonetheless, investors should be aware that adverse financial condition of any one issuer included in the index will not necessarily result in the elimination of that security from the index. Securities in an Index Fund’s index will only be changed if such securities are (i) removed from the Index Fund’s index on a quarterly basis or (ii) otherwise are removed from the index because the securities no longer qualify to be held by the index. Therefore, if the securities of such an issuer experiencing unfavorable financial conditions are held by an Index Fund, the Index Fund will be adversely impacted by such holding. When an Index Fund’s index is rebalanced and the Index Fund in turn rebalances its portfolio to attempt to increase the correlation between the Index Fund’s portfolio and its index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Index Fund and its shareholders. Apart from scheduled rebalances, an Index provider or its agents may carry out additional ad hoc rebalances to the Index Fund’s index, which may increase the costs to and the tracking error risk of the Index Fund. Changes to the composition of an index in connection with a rebalancing or reconstitution of the index may cause an Index Fund to experience increased volatility, during which time the Index Fund’s index tracking risk may be heightened.

Each Index Fund is also subject to the risks of an investment in a portfolio of securities in a country or in an economic sector or industry in which the Index Fund’s index is highly concentrated.

An investment in an Index Fund should also be made with an understanding that the Index Fund will not be able to replicate exactly the performance of the Index Fund’s benchmark index because the total return generated by the securities will be reduced by transaction costs incurred (i) in the quarterly rebalance of and other adjustments to the actual portfolio securities held by the Index Fund and (ii) other Index Fund expenses, whereas such transaction costs and expenses

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are not included in the calculation of the index. It is also possible that for periods of time, the Index Fund may not fully replicate the performance of the Index Fund’s benchmark index due to (i) circumstances making it impossible or impracticable to purchase all of the securities in the weightings in the index, (ii) instances in which ARK Investment Management LLC (“Adviser” or “ARK”), the Funds’ investment adviser, may choose to underweight or overweight a security in an Index Fund’s benchmark index, (iii) instances in which the Adviser may choose to purchase securities not in an Index Fund’s benchmark index that the Adviser believes are appropriate to substitute for certain securities in the Index Fund’s benchmark index, (iv) instances in which the Adviser may choose to utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the performance of an Index Fund’s benchmark index, (v) instances in which the Adviser may choose to sell securities that are represented in an Index Fund’s benchmark index in anticipation of their removal from the index or purchase securities not represented in the Index Fund’s benchmark index in anticipation of their addition to the index, (vi) the temporary unavailability in the secondary market of certain securities in an Index Fund’s benchmark index or (vii) other extraordinary circumstances. It is also possible that the composition of an Index Fund may not exactly replicate the composition of the Index Fund’s index if the Index Fund has to adjust its portfolio holdings in order to continue to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (“Internal Revenue Code”).

Each Index Fund may invest in securities not included in the Index Fund’s benchmark index but which the Adviser believes will help the Index Fund track the performance of its benchmark index, including (i) certain stock index futures, options, options on stock index futures, swap contracts or other derivatives that relate to its benchmark index and component securities, (ii) cash and cash equivalents and (iii) other investment companies. Certain derivatives not included in the Index Fund’s benchmark index may be used by an Index Fund in seeking performance that corresponds to the benchmark index, and in managing cash flows, and may count towards compliance with the Index Fund’s 80% policy. Each Index Fund may invest, to the extent permitted by the 1940 Act, in other affiliated and unaffiliated funds, such as open-end or closed-end investment companies, including other exchange-traded funds (“ETFs”). An Index Fund will not, however, invest in money market instruments as part of a temporary defensive strategy to protect against potential securities market declines.

Borrowing

The Funds may borrow money from a bank to the extent permitted by the 1940 Act to meet redemptions and further only up to 10% of the Fund’s net assets.

Specifically, provisions of the 1940 Act require each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

A Fund also may enter into certain transactions that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund “covers” its obligations or liabilities by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Trust with respect to such a transaction, it will not be considered a “senior security” by a Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

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Currency Forwards

A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price that may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements.

The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, a Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

A Fund will cover its exposure to foreign currency transactions with liquid assets in compliance with applicable requirements. A Fund will designate on its records cash or liquid assets equal to the amount of the Fund’s assets that could be required to effect a forward currency contract at the settlement date except to the extent the contracts are otherwise “covered.” A forward currency contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward currency contract (or call option) permitting a Fund to buy the same currency at a price no higher than a Fund’s price to sell the currency. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or put option) permitting a Fund to sell the same currency at a price as high as or higher than the Fund’s price to buy the currency. For the purpose of determining the adequacy of the securities designated in connection with forward currency contracts, the value of the designated securities will be marked to market daily. If the market value of such securities declines or the designated securities become illiquid, additional cash or liquid assets will be designated daily so that the value of the designated securities will equal the amount of such commitments by the Fund.

Foreign Securities

When a Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less liquid, developed or efficient trading markets, greater volatility and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of sanctions, exchange controls (including repatriation restrictions), foreign taxes, confiscation of assets and property, trade restrictions (including tariffs), expropriations and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory 15 actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.

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A Fund or the Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding sanctions, repatriation restrictions, confiscation of assets and property, expropriation or nationalization. Geopolitical developments in certain countries in which a Fund may invest have caused, or may in the future cause, significant volatility in financial markets. For example, the United Kingdom (“UK”) withdrew from the European Union (“EU”) on January 31 2020 (commonly known as “Brexit”), which will likely result in increased market volatility and cause additional market disruption on a global basis. The UK and the EU signed the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and UK’s relationship post Brexit. However, under the TCA, many aspects of the EUUK relationship remain subject to further negotiation. Although the full effects of Brexit are unknown at this time, Brexit may continue to result in fluctuations of exchange rates, increased illiquidity, inflation, and changes in legal and regulatory regimes to which certain of a Fund’s assets are subject. These and other geopolitical developments, including ongoing region armed conflict in Europe, could negatively impact the value of a Fund’s investments. The Fund’s investments in foreign securities may also be subject to foreign currency risk, the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund may have exposure to foreign currencies) to decline in value. Foreign risks will normally be greatest when a Fund invests in securities of issuers located in emerging countries.

A Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers) (together, “Depositary Receipts”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

To the extent a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Fund will not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. In addition, the issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to a Fund and may negatively impact the Fund’s performance. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales.

China Investments.

Investments in securities of Chinese issuers, including A-shares, involve risks and special considerations not typically associated with investments in the U.S. securities markets. These risks include, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities

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markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional or territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes, sanctions and other trade limitations, (xi) custody risks associated with investing via the Stock Connect program, (xii) both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable and (xiii) foreign ownership limits of any listed Chinese company.

The economy of China differs from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. These differences may have an unfavorable impact on the Funds’ investments. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well, potentially having a significant adverse effect on economic conditions in China.

The Chinese securities markets are emerging markets characterized by greater price volatility relative to U.S. markets. Liquidity risks may be more pronounced for the A-share market than for Chinese securities markets generally because the A-share market is subject to greater government restrictions and control. The A-share market is volatile with a risk of suspension of trading in a particular security or government intervention. Securities on the A-share market may be suspended from trading without an indication of how long the suspension will last, which may impair the liquidity of such securities. Price fluctuations of A-shares are limited per trading day. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made. In addition, less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. There is also generally less governmental regulation of the securities industry in China, and less enforcement of regulatory provisions relating thereto, than in the United States. Moreover, it may be more difficult to obtain a judgment in a court outside the United States.

The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. In addition, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. International trade tensions involving China and its trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Fund. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An

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economic downturn in China would adversely impact the Fund’s investments. In addition, certain securities are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result.

Emerging markets such as China can experience high rates of inflation, deflation and currency devaluation. The value of the renminbi (“RMB”) may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by China, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Investments in China and Hong Kong involve risk of a total loss due to government action or inaction. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for 50 years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, as of July 2020, the Chinese Standing Committee of the National People’s Congress enacted the law of the PRC on Safeguarding National Security in the Hong Kong Special Administrative Region. As of the same month, Hong Kong is no longer afforded preferential economic treatment by the United States under U.S. law, and there is uncertainty as to how the economy of Hong Kong will be affected. If China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. In addition, the Hong Kong dollar trades within a fixed trading band rate to (or is “pegged” to) the USD. This fixed exchange rate has contributed to the growth and stability of the Hong Kong economy. However, some market participants have questioned the continued viability of the currency peg. It is uncertain what affect any discontinuance of the currency peg and the establishment of an alternative exchange rate system would have on capital markets generally and the Hong Kong economy.

China’s legal system is substantially different from the legal system in the United States and may raise risks and uncertainties concerning the intent, effect, and enforcement of its laws, rules, and regulations, including those that restrict the inflow and outflow of foreign capital or provide the Chinese government with significant authority to exert influence on a China-based issuer’s ability to conduct business or raise capital. This lack of certainty may result in the inconsistent and unpredictable interpretation and enforcement of laws, rules, and regulations, which may change quickly. For example, China-based issuers face risks related to evolving laws and regulations, which could impede their ability to obtain or maintain permits or licenses required to conduct business in China. In the absence of required permits or licenses, governmental authorities may impose material sanctions or penalties on the company. Foreign investors like the Funds may face difficulties in effecting service of legal process, enforcing judgments obtained in U.S. courts, and bringing claims against a company or its directors and officers.

China has often restricted U.S. regulators’ access to information and limited regulators’ ability to investigate or pursue remedies with respect to China-based issuers, generally citing to state secrecy and national security laws, blocking statutes, or other laws or regulations. In addition, according to Article 177 of the PRC Securities Law, which became effective in March 2020, no overseas securities regulator can directly conduct investigations or evidence collection activities within China and no entity or individual in China may provide documents and information relating to securities business activities to overseas regulators without Chinese government approval. The SEC, U.S. Department of Justice, and other U.S. authorities face substantial challenges in bringing and enforcing actions against China-based issuers and their officers and directors. As a result, a Fund may not benefit from a regulatory environment that fosters effective enforcement of U.S. federal securities laws.

Variable Interest Entities.

Chinese operating companies sometimes rely on variable interest entity (“VIE”) structures to raise capital from non-Chinese investors because of Chinese government limitations or prohibitions on direct foreign ownership in certain industries, such as restrictions on foreign ownership of

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telecommunications companies and prohibitions on ownership of educational institutions. In a VIE structure, a series of contractual arrangements are entered into between a holding company domiciled outside of China and a Chinese operating company or companies, which are intended to mimic direct ownership in the operating company, but in many cases these arrangements have not been tested in court and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. The offshore holding company, which is not a Chinese operating company but is a holding company formed outside of China and the U.S., then issues exchange-traded shares sold to the public, including non-Chinese investors (such as a Fund). Shares of the offshore entity purchased by a Fund would not be equity ownership interests in the Chinese operating company.

Through these structures, the China-based issuer can consolidate the Chinese operating company in its financial statements, although whether the China-based issuer maintains legal control of the Chinese operating company is a matter of Chinese law. Under this structure, the Chinese operating company, in which the China-based issuer cannot hold an equity interest, typically holds licenses and other assets that the China-based issuer cannot hold directly.

On December 24, 2021, the China Securities Regulatory Commission (“CSRC”) published for consultation the Provisions of the State Council on the Administration of Overseas Securities Offering and Listing by Domestic Companies (Draft for Comments) and Administrative Measures for the Filing of Overseas Securities Offering and Listing by Domestic Companies (Draft for Comments) (together, the “Draft Rules”), which, in effect, require Chinese companies that pursue listings outside of mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. The Draft Rules propose that companies already listed using an existing VIE structure will be grandfathered. Although the Draft Rules effectively signal the CSRC’s acknowledgment of the VIE structure, they are not an endorsement. Further, there is no guarantee that the Draft Rules will ultimately be enacted in their current form and the final version of the Draft Rules may set out more stringent requirements that interfere with the operation of VIE structures by listed Chinese companies. Finally, it is unclear how the Draft Rules, and other laws and regulations promulgated by the CSRC and other government authorities from time to time, might impact Chinese companies that are currently using VIE structures, including how companies operating in “prohibited industries” will be affected, as well as investor appetite for such companies.

The offshore entity’s control over the Chinese operating company is predicated entirely on contracts with the Chinese operating company, not equity ownership. As a result, the VIE structure may not be as effective as direct ownership in controlling entities organized in China, which often hold the licenses necessary to conduct the company’s business in China. Additionally, evolving laws and regulations and inconsistent enforcement, application or interpretation thereof could lead to the VIE’s failure to obtain or maintain licenses and permits to do business in China. There is a risk that the offshore company or the VIE (i) may be unable to receive or maintain any required governmental permissions or approvals or (ii) inadvertently conclude that such permissions or approvals are not required and that applicable laws, regulations, or interpretations change and these entities are required to obtain such permissions or approvals in the future. The VIE structures used by Chinese operating companies pose risks to investors that are not present in other organizational structures. For example, exerting control through contractual arrangements may be less effective than direct equity ownership, and a company may incur substantial costs to enforce the terms of the arrangements, including those relating to the distribution of funds among the entities, because of, among other things, legal uncertainties and jurisdictional limits. Control over, and funds due from, the VIE may be jeopardized if the natural person or persons that hold the equity interest in the VIE breach the terms of the agreement. As a result, the U.S. listed offshore entity could have limited control and lose any control over the VIE.

A Fund’s interest would be subject to legal, operational and other risks associated with a Chinese operating company’s use of the VIE structure. For example, at any time, the Chinese government could determine that the contractual arrangements constituting part of the VIE structure do not comply with applicable law or regulations, these laws or regulations could change or be interpreted

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differently in the future, and the Chinese government may otherwise intervene in or exert influence over VIE structures or the related Chinese operating companies. Further, the Chinese government could determine that the agreements establishing the VIE structure do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, which could subject a China-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interests. A China-based issuer’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreements, is subject to legal proceedings, or if any physical instruments, such as chops and seals, are used without the China-based issuer’s authorization to enter into contractual arrangements in China. Additionally, Chinese tax authorities may disregard the VIE structure, resulting in increased tax liabilities.

If any of these or similar risks or developments materialize, a Fund’s investment in the offshore entity may suddenly and significantly decline in value or become worthless because of, among other things, difficulty enforcing (or mobility to enforce) the contractual arrangements or materially adverse effects on the Chinese operating company’s performance. A Fund could experience significant losses with no recourse available in these circumstances.

Future Developments

The Funds may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, warrants, swaps and any other investments that are not presently contemplated for use or that are not currently available, but which may be developed, to the extent such investments are considered suitable for the Funds by the Adviser.

Futures Contracts and Options

The Funds may enter into futures contracts, options and options on futures contracts. An Index Fund may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in the Index Fund’s benchmark index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the Index Fund’s benchmark index components or a subset of the components. Liquid futures contracts may not be currently available for the Index Fund’s benchmark index. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

An option is a contract that provides the holder the right to buy or sell shares at a fixed price, within a specified period of time. A call option gives the option holder the right to purchase the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option.

Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

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Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.

Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each Fund expects to earn interest income on its margin deposits.

Positions in futures contracts and options may be closed out only on an exchange that provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. Because futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the future and the movement in the specified instrument, index or commodity. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options could be based upon predictions as to anticipated trends, which could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting a Fund to substantial losses. In the event of adverse price movements, a Fund may be required to make additional margin payments.

With respect to futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by designating or segregating on its records cash or liquid assets equal to the contract’s notional value. For futures contracts that are contractually required to “cash-settle,” however, a Fund is permitted to designate cash or liquid assets in an amount equal to the Fund’s

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next daily marked-to-market (net) obligation, if any (i.e., the Fund’s daily net liability) rather than the notional value. By designating assets equal to only its net obligation under cash-settled forwards or futures the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

When a Fund has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When a Fund has a short futures position, the Fund will maintain with its custodian bank assets substantially identical to those underlying the contract in the case of non-cash settled futures contracts or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position) in the case of cash settled futures contracts.

In the case of writing a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration, such as conversion or exchange of other securities held by it, or, if additional cash consideration is required, the Fund has designated or “segregated” on its records cash or liquid assets equal in value to such amount. A call option is covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written provided the Fund designates on its records cash or liquid assets equal to the difference. A Fund will limit its investment in uncovered put or call options purchased or written, measured by the exercise price in the case of a put or market value in the case of a call, by the Fund to 33 1/3% of the Fund’s total assets. A Fund will write put options only if they are covered by (1) designating on its records cash or liquid assets in an amount not less than the exercise price of the option at all times during the option period or (2) selling short the underlying security at a price at least equal to the strike price or purchasing a put option with a strike price at least equal to the strike price of the put option sold.

Lending Portfolio Securities

A Fund may lend portfolio securities to certain creditworthy borrowers. The aggregate market value of securities loaned by a Fund will not exceed 33 1/3% of the total assets of the Fund, including collateral received with respect to such loans. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The following conditions must be met whenever a Fund’s portfolio securities are loaned: (i) the Fund must require the borrower to increase the collateral so that it remains equal to at least 102% (105% for foreign securities) of the value of the portfolio securities loaned whenever the market value of the securities loaned rises above the current level of such collateral; (ii) the Fund must be able to terminate the loan at any time; (iii) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (iv) the Fund may pay only reasonable custodian fees in connection with the loan; and (v) the Trust’s Board of Trustees (“Board”) must be able to recall a Fund’s loan to vote the securities if such vote involves a material event that may adversely affect the investment. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. Each Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds; such reinvestments are subject to investment risk. Each Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent.

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Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. Substitute payments for dividends received by a Fund for securities lent out by the Fund will not be qualified dividend income. The Funds take the tax effects of this difference into account in their securities lending program.

Each Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Board.

Repurchase Agreements

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Board has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with a Fund. A Fund’s repurchase agreements will be fully collateralized at all times with high-quality, liquid assets maintained by a designated third party in a segregated account.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security, as a result of bankruptcy or otherwise, a Fund will seek to dispose of such security, which could involve costs, delays or loss upon disposition. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral not within the control of a Fund and, therefore, the Fund may incur delays in disposing of the security and/or may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Securities of Other Investment Companies

Each Fund may invest in the securities of other investment companies, foreign or domestic, including those advised by the Adviser. As a result, a Fund will indirectly be exposed to the risks of an investment in the underlying funds. Shares of other funds have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of a fund’s shares is expected to rise and fall as the value of the underlying investment rises and falls. The market value

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of such funds’ shares may differ from the NAV of the particular fund. As a shareholder in a Fund (as with ETFs), the Fund would bear its ratable share of that entity’s expenses. At the same time, a Fund would continue to pay its own investment management fees and other expenses. As a result, a Fund and its shareholders will be absorbing additional fees with respect to investments in other funds, including ETFs. Such fees will not, however, be counted towards a Fund’s expense cap.

Temporary Defensive Position

Each Actively-Managed Fund may take a temporary defensive position (investments in cash or cash equivalents) in response to adverse market, economic, political or other conditions. Cash equivalents include short-term high quality debt securities and money market instruments such as commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities, repurchase agreements and shares of short-term fixed income or money market funds.

Cyber Security

The Funds, their service providers, the Exchanges and APs are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that a Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support a Fund and its service providers. Cyber attacks against and/or security breakdowns of a Fund, its service providers, the Exchanges or APs may adversely impact a Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate a Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. A Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which a Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that a Fund, its service providers, the Exchanges or APs will not suffer losses relating to cyber attacks and/or other information security breaches in the future.

Commodity Pool Operator Exclusion

The Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, neither the Funds nor the Adviser (with respect to the Funds) are subject to CFTC registration or regulation as a CPO.

The terms of the CPO exclusion require a Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and certain swaps, which in turn include nondeliverable currency forwards, as further described below. Because the Adviser and the Funds intend to comply with the terms of the CPO exclusion, each Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Funds are not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or a Fund, its investment strategies, or this SAI.

Generally, the exclusion from CPO regulation on which the Adviser relies requires a Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the

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Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Adviser would withdraw its notice claiming an exclusion from the definition of a CPO, and the Adviser would be subject to registration and regulation as a “commodity trading advisor” with respect to the Fund; in that case, the Adviser and the Fund would need to comply with all applicable CFTC disclosure, reporting, operational and other regulations, which could increase Fund expenses.

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INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Funds. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions, except as noted below, each Fund may not:

1.   Make loans, except that the Fund may: (i) lend portfolio securities; (ii) enter into repurchase agreements; (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) participate in an interfund lending program with other registered investment companies;

2.   Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.   Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.   Purchase or sell real estate, except that the Fund may: (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.   Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

6.   Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities;

7.   Purchase any security, in the case of the Actively-Managed Funds, if, as a result of that purchase, the Actively-Managed Fund would be concentrated in securities of issuers having their principal business activities in the same industry or group of industries, except: (a) ARK Genomic Revolution ETF will concentrate in securities of issuers having their principal business activities in any industry or group of industries in the health care sector, including issuers having their principal business activities in the biotechnology industry; (b) ARK Autonomous Technology & Robotics ETF will concentrate in securities of issuers having their principal business activities in groups of industries in the (i) industrials sector or (ii) information technology sector, although it will not concentrate in any specific industry; (c) ARK Next Generation Internet ETF will concentrate in securities of issuers having their principal business activities in the internet information provider and catalog and mail order house industry; (d) ARK Fintech Innovation ETF will concentrate in securities of issuers having their principal business activities in the communication, technology and financials group of industries; and (e) ARK Space Exploration & Innovation

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ETF will concentrate in securities of issuers having their principal business activities in groups of industries in the (i) industrials sector and (ii) information technology sector. This concentration limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

8.   Purchase any security, in the case of the Index Funds, if, as a result of that purchase, the Index Fund would be concentrated in securities of issuers having their principal business activities in the same industry or group of industries, except each Index Fund may invest 25% or more of the value of its net assets in securities of issuers in any one industry or group of industries if the index that the Index Fund replicates concentrates in an industry or group of industries. This concentration limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

With respect to fundamental policies (7) and (8), above, if a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions as non-fundamental policies (i.e., those which may be changed by the Board without a shareholder vote). Each Fund may not:

1.   Purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by the Fund or initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin; and

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BOARD OF TRUSTEES OF THE TRUST

Trustees and Officers of the Trust

The Board of the Trust consists of four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (“Independent Trustees”). Darlene T. DeRemer, an Independent Trustee, serves as Chair of the Board. The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration and business affairs of the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Catherine D. Wood, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Trust.

References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex (all open-end and closed-end funds advised by ARK) overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

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Independent Trustees

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex[3]	Other Directorships Held By Trustee During Past Five Years
Scott R. Chichester, 52	Trustee	Since June 30, 2014	Chief Financial Officer, Sterling Consolidated Corp (since 2011); Director and Founder, DirectPay USA LLC (since 2006) (payroll company); Founder, Madison Park Advisors LLC (since 2011) (public company advisory); Proprietor, Scott R. Chichester CPA (since 2001) (CPA firm).	9	Trustee and audit committee chairman of Global X ETF fund complex (2008-2018); Director of Sterling Consolidated Corp (since 2011).
Darlene T. DeRemer, 66	Trustee	Since June 30, 2014	Managing Partner, Grail Partners LLC (2005-2019).	9

Trustee, Member of Investment and Endowment Committee of Syracuse University (since 2010); Director, Alpha Healthcare Acquisition Corp. III (since 2021); Interested Trustee, Esoterica Thematic Trust (2020-2021); Interested Trustee, American Independence Funds (2015-2019); Trustee, Risk X Investment Funds (2016-2020); Director, United Capital Financial Planners (2008-2019); Director, Hillcrest Asset Management (since 2007); Board Member, Confluence Technologies LLC (2018-2021).

Robert G. Zack, 74	Trustee	Since June 30, 2014	Adjunct Professor at the University of Virginia School of Law (since 2014); Counsel, Dechert LLP (2012-2014); Executive Vice President, OppenheimerFunds, Inc. (2004-2011); General Counsel, OppenheimerFunds, Inc. (2002-2010); Secretary and General Counsel, Oppenheimer Acquisition Corp. (2001-2011); Executive Vice President, General Counsel and Director, OFI Trust Co. (2001-2011); Vice President and Secretary, Oppenheimer Funds (2002-2011).	9	Trustee of University of Virginia Law School Foundation (2011-2022).

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Interested Trustee

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex[3]	Other Directorships Held By Trustee During Past Five Years
Catherine D. Wood, 66	Chief Executive Officer, Chief Investment Officer and Trustee	Since June 7, 2013	Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013); President, ARK ETF Trust (2014-2015); Senior Vice President and Chief Investment Officer of Thematic Portfolios, AllianceBernstein L.P. (2009-2013).	9

Independent Non- Executive Director, Amun Holdings Ltd (since 2018); Director, MIMIK Technologies Inc. (since 2021); NexPoint Advisors: NexPoint Diversified Real Estate Trust (since 2022), NexPoint Real Estate Finance Inc. (since 2020), NexPoint Residential Trust Inc. (since 2020), VineBrook Homes Trust Inc. (since 2020); Board Member, Strange Brewing SA (since 2018); Board of Directors, Tampa Bay Innovation Center (since 2022); Board of Directors, The Tifin Group LLC (since 2021); Executive Director, Wall Street Blockchain Alliance (since 2018).

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(1)     The address for each Trustee is 200 Central Avenue, Suite 220, St. Petersburg, Florida 33701.

(2)      Each Trustee serves until his or her resignation, death, retirement or removal.

(3)      The portfolios of the “Fund Complex” include each series of the Trust and of ARK Venture Fund.

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Officer Information

The Officers of the Trust, their addresses, positions with the Trust, ages and principal occupations during the past five years are set forth below.

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Catherine D. Wood, 66	Trustee, Chief Executive Officer and Chief Investment Officer	Since June 30, 2014	Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013); President, ARK ETF Trust (2014-2015).
Kellen Carter, 39	Chief Compliance Officer, Secretary, Chief Legal Officer	Since May 26, 2016 Since May 26, 2016 Since December 16, 2016

Chief Compliance Officer, Associate General Counsel, ARK Investment Management LLC (since April 2016); Corporate Counsel, ARK Investment Management LLC (since July 2018); Interim General Counsel, ARK Investment Management LLC (2016-2018); Management Consultant, Wealth and Asset Management Division Ernst & Young LLP (2014-2016).

Forest Wolfe, 49	Chief Legal Officer	Since December 16, 2022	General Counsel, ARK Investment Management LLC (since August 2021); General Counsel, Angelo, Gordon & Co., L.P. (2012-2021).
William C. Cox, 56	Treasurer and Principal Financial Officer	June 30, 2014-January 16, 2018; Since June 25, 20183	Principal Financial Officer, Investment Products, ARK Investment Management LLC (since June 2018); Fund Principal Financial Officer, Foreside Financial Group, LLC (2013-2018).
Thomas G. Staudt, 35	President	Since December 16, 2016

Chief Operating Officer, ARK Investment Management LLC (since April 2018); Interim Chief Operating Officer, ARK Investment Management LLC (2016-2018); Director of Product Development and Associate Operating Officer (2015-2016).

____________

(1)     The address for each officer is 200 Central Avenue, Suite 220, St. Petersburg, Florida 33701.

(2)      Officers are elected yearly by the Trustees.

(3)     In January 2018, William C. Cox resigned from Foreside Financial Group. In his place, Joshua G. Hunter served as Treasurer and Principal Financial Officer of the Trust. In June 2018, Mr.  Cox was subsequently hired as an employee of the Adviser and resumed his responsibilities as Treasurer and Principal Financial Officer of the Trust.

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As of October 31, 2022, the officers and Trustees of the Trust, in the aggregate, owned approximately 0.04% of the Shares of the ARK Innovation ETF, 0.37% of the Shares of the ARK Next Generation Internet ETF, 0.04% of the Shares of the ARK Fintech Innovation ETF, 0.09% of the Shares of the ARK Genomic Revolution ETF, 0.50% of the Shares of the ARK Autonomous Technology & Robotics ETF, 0.06% of the Shares of the ARK Space Exploration & Innovation ETF, 0.42% of the Shares of The 3D Printing ETF and 0.63% of the Shares of the ARK Israel Innovative Technology ETF.

The Board has an Audit Committee, consisting of three Trustees who are Independent Trustees. Scott R. Chichester currently serves as a member of the Audit Committee and has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Scott R. Chichester is the Chair of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. During the fiscal year ended July 31, 2022, the Audit Committee held three meetings.

The Board has a Nominating Committee, consisting of three Trustees who are Independent Trustees. Robert G. Zack is the Chair of the Nominating Committee. The Nominating Committee has the responsibility, among other things, for the selection and nomination of candidates to serve as Trustees of the Trust. The Nominating Committee may also recommend the removal of any Trustee. Only Independent Trustees may serve as members of the Nominating Committee. The Nominating Committee will consider shareholder recommendations for nominees to serve as Trustees of the Trust. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee, should be submitted to the Chair of the Nominating Committee at the address maintained for communications with Independent Trustees. During the fiscal year ended July 31, 2022, the Nominating Committee did not hold any meetings.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chair of the Board is an Independent Trustee. The Chair of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chair’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chair of the Audit Committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes,

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procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable committee of the Board, the Trust and the Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer (“CCO”), as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

As of December 31, 2021, for each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser that are overseen by the Trustee is shown below.

TRUSTEE	FUND NAME	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FAMILY OF INVESTMENT COMPANIES
Scott R. Chichester	ARK Genomic Revolution ETF	None	None
	ARK Autonomous Technology & Robotics ETF	None
	ARK Innovation ETF	None
	ARK Next Generation Internet ETF	None
	The 3D Printing ETF	None
	ARK Israel Innovative Technology ETF	None
	ARK Fintech Innovation ETF	None
	ARK Space Exploration & Innovation ETF	None
Darlene T. DeRemer	ARK Genomic Revolution ETF	$50,001-$100,000	Over $100,000
	ARK Autonomous Technology & Robotics ETF	$10,001-$50,000
	ARK Innovation ETF	Over $100,000
	ARK Next Generation Internet ETF	Over $100,000
	The 3D Printing ETF	None
	ARK Israel Innovative Technology ETF	None
	ARK Fintech Innovation ETF	$50,001-$100,000
	ARK Space Exploration & Innovation ETF	None

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TRUSTEE	FUND NAME	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FAMILY OF INVESTMENT COMPANIES
Catherine D. Wood	ARK Genomic Revolution ETF	Over $100,000	Over $100,000
	ARK Autonomous Technology & Robotics ETF	Over $100,000
	ARK Innovation ETF	Over $100,000
	ARK Next Generation Internet ETF	Over $100,000
	The 3D Printing ETF	Over $100,000
	ARK Israel Innovative Technology ETF	Over $100,000
	ARK Fintech Innovation ETF	Over $100,000
	ARK Space Exploration & Innovation ETF	Over $100,000
Robert G. Zack	ARK Genomic Revolution ETF	$50,001-$100,000	Over $100,000
	ARK Autonomous Technology & Robotics ETF	Over $100,000
	ARK Innovation ETF	Over $100,000
	ARK Next Generation Internet ETF	Over $100,000
	The 3D Printing ETF	$10,001-$50,000
	ARK Israel Innovative Technology ETF	$1-$10,000
	ARK Fintech Innovation ETF	$1-$10,000
	ARK Space Exploration & Innovation ETF	$1-$10,000

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities in the Adviser or the Distributor, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor of the Funds.

Remuneration of Trustees

Effective January 1, 2022, each Independent Trustee receives an annual retainer fee of $230,000 for services provided as a Trustee of the Trust, plus out-of-pocket expenses related to attendance at Board and Committee Meetings. The Chairs of the Board and of the Audit Committee each also receive an additional annual retainer fee of $60,000 and $20,000, respectively, for their service as such.

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The table below shows the compensation paid to the Trustees by the Trust for the fiscal year ended July 31, 2022. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board. Any difference in the below stated remuneration and the actual total compensation paid to the Independent Trustees is due to the fact that the remuneration is based and paid on a calendar year basis, which is different than the Trust’s fiscal year (i.e., August to July), as reported.

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation from Trust
Scott R. Chichester	$217,500	None	$217,500
Darlene T. DeRemer	$242,500	None	$242,500
Catherine D. Wood	None	None	None
Robert G. Zack	$200,000	None	$200,000

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MANAGEMENT

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of the Funds.”

Investment Adviser and Manager

ARK acts as investment adviser to each Fund and, subject to the general supervision of the Board, is responsible for the day-to-day investment management of the Funds pursuant to an investment advisory agreement between the Trust and the Adviser (“Investment Advisory Agreement”). The Adviser is a Delaware limited liability company with headquarters at 200 Central Avenue, Suite 220, St. Petersburg, Florida 33701.

The Investment Advisory Agreement with respect to each Fund is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement is terminable without penalty, on 60 days’ notice, by the Board or with respect to a Fund by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify and hold the Adviser harmless for certain losses and liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or is the result of the Adviser’s reckless disregard of its duties and obligations.

Pursuant to a supervision agreement between the Trust and ARK (“Supervision Agreement”) and subject to the general supervision of the Board, the Adviser manages the Funds and provides or causes to be furnished to the Trust (and each of the Funds) all supervisory and other services reasonably necessary for the operation of the Funds, including audit, legal, transfer agency, printing costs, certain administrative services (provided pursuant to a separate administration agreement), certain distribution services (provided pursuant to a separate distribution agreement), certain shareholder and distribution-related services (provided pursuant to a separate Rule 12b-1 Plan and related agreements), certain custodial services (provided pursuant to a separate custodian agreement) and investment advisory services (provided pursuant to the Investment Advisory Agreement), under what is essentially an all-in fee structure. Each Fund bears other expenses that are not covered under the Supervision Agreement that may vary and will affect the total level of expenses paid by the Fund, such as acquired fund fees and expenses, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses). The Adviser may earn a profit on the fee paid pursuant to the Supervision Agreement and would benefit from any price decreases in third-party services covered by the Supervision Agreement, including decreases resulting from an increase in net assets.

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Pursuant to the Supervision Agreement, each Fund pays a monthly fee to ARK at an annual rate (stated as a percentage of the average daily net assets of the Fund) as follows (“Management Fee”):

Fund	Management Fee
ARK Innovation ETF	0.75%
ARK Genomic Revolution ETF	0.75%
ARK Autonomous Technology & Robotics ETF	0.75%
ARK Next Generation Internet ETF	0.75%
ARK Fintech Innovation ETF	0.75%
ARK Space Exploration & Innovation ETF	0.75%
The 3D Printing ETF	0.65%
ARK Israel Innovative Technology ETF	0.48%

The amount of Management Fees paid by each Fund during the past three fiscal years were as follows:

	Management Fees Paid
Fund	8/1/21 – 7/31/22		8/1/20 – 7/31/21		8/1/19 – 7/31/20
	PAID	WAIVED	PAID	WAIVED
ARK Genomic Revolution ETF	$36,549,450		$51,716,966		$4,923,952
ARK Autonomous Technology & Robotics ETF	$14,382,558		$15,985,299		$1,490,820
ARK Innovation ETF	$109,826,484		$132,792,042		$18,698,418
ARK Next Generation Internet ETF	$25,369,077		$38,295,039		$4,831,522
ARK Fintech Innovation ETF(1)	$15,713,286		$18,942,471		$842,746
ARK Space Exploration & Innovation ETF(2)	$3,314,423	$213,008	$1,521,907	$86,395	$—
The 3D Printing ETF	$2,286,380		$2,119,196		$218,001
ARK Israel Innovative Technology ETF	$931,222		$918,004		$105,658

____________

(1)     The Fund commenced operations on February 4, 2019.

(2)     The Fund commenced operations on March  30, 2021.

Administrator, Custodian and Transfer Agent

The Trust and The Bank of New York Mellon (“Administrator”), located at 240 Greenwich Street, New York, New York 10286, have entered into an administrative services agreement (“Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including providing certain operational, clerical, recordkeeping and/or bookkeeping services.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

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The Adviser pays the Administrator for its services under the Administration Agreement.

The Bank of New York Mellon (“Custodian”), located at 240 Greenwich Street, New York, New York 10286, serves as custodian for the Funds pursuant to a custody agreement between the Trust, on behalf of the Funds, and the Custodian. As the Funds’ custodian, the Custodian holds the Funds’ assets. The Custodian also serves as the Funds’ transfer agent (“Transfer Agent”) pursuant to a transfer agency and service agreement. The Custodian may be reimbursed by the Funds for its out-of-pocket expenses. In addition, the Custodian provides various accounting services to the Funds pursuant to a fund accounting agreement.

The Distributor

Foreside Fund Services, LLC is the principal underwriter and distributor of Shares. Its principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor has entered into an agreement with the Trust which will continue from its effective date, subject to annual renewal, unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or a Fund offering its Shares (“Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units — Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) with respect to each Fund by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Distribution and Service Plan

The Board has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds are authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders.

No Rule 12b-1 fees are currently paid by any Fund, and there are no current plans to impose these fees. In addition, no such fees may be paid in the future without further approval by the Board. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund.

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Other Accounts Managed by the Portfolio Managers

The following table provides the number of other accounts (excluding the Funds) and the total assets managed of such accounts (rounded to the nearest dollar) by the Funds’ portfolio managers within each category of accounts, as of July 31, 2022.

		Other Accounts Managed (as of July 31, 2022)		Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Catherine D. Wood	Registered investment companies	3	$384,289,581	0	$0
	Other pooled investment vehicles	17	$9,942,146,692	1	$23,976,732
	Other accounts	3,520	$1,249,734,105	0	$0
William Scherer*	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0

____________

*     As of September 2022.

Conflicts of Interest

The Adviser has a fiduciary duty to act in the best of interest of its clients, to treat all clients equitably, and to disclose all material facts, including potential conflicts of interest. Potential conflicts of interest may arise from time to time between a portfolio manager’s management of the investments of the Funds, on the one hand, and the management of other accounts, on the other (“side-by-side management”). Since the Adviser manages other accounts other than the Funds, its duty of loyalty to one client may conflict with its duty of loyalty to another client, particularly with respect to allocating trades. Other accounts managed by the portfolio managers might have similar investment objectives or strategies as the Funds or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies as the Funds. Based on this relationship, the potential conflicts of interest that may arise from the Adviser’s side-by-side management of the Funds and other accounts include: limitation of trading based on the Adviser’s knowledge of Fund and/or other account trading; inability to take advantage of certain investment opportunities; possibility of contrary positions amongst the Funds and other accounts; issues related to aggregation and allocation of trades; and potential exposure to soft dollars.

To address and mitigate the potential conflicts of interest referenced above, the Adviser has adopted and implemented written policies and procedures to provide for fair and equitable treatment of all its clients. These policies and procedures include: aggregation and allocation of trades; insider trading; side-by-side management; soft dollars; and portfolio management/trading. Also, the Adviser has adopted and implemented a Code of Ethics that prohibits Adviser employees and “access persons” (as defined by the Investment Advisers Act of 1940, as amended) from engaging in prohibited personal securities transactions and fraudulent behavior such as insider-trading. According to its policies and procedures, the Adviser, among other things, must:

1.   Treat each client fairly as to the securities purchased or sold for its account.

2.   Treat each client fairly with respect to priority of execution of orders.

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3.   Treat each client fairly in the aggregation and allocation of investment opportunities.

4.   Review and affirm that all client trading is in compliance with each client’s investment objective.

5.   Fully disclose the nature and extent of the conflict prior to the transaction, including any direct or indirect compensation the Adviser receives in connection with the transaction.

6.   Have a reasonable belief that the investment is in the client’s best interest; and

7.   Ensure compliance with any relevant procedures set forth in the Adviser’s Code of Ethics.

Finally, the Adviser has a designated CCO who is responsible for administering the Adviser’s policies and procedures, which includes regular reviews of and reports on the adequacy of the Adviser’s compliance program to senior management and the Funds’ Board of Trustees.

Portfolio Manager Compensation

The Adviser believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals.

Catherine D. Wood, Chief Investment Officer and principal owner of the Adviser, receives a salary and as the significant equity holder of ARK may receive earnings from ARK. Ms. Wood may also receive a discretionary bonus based on the quality of the advisory services and the overall financial performance of ARK. As Chief Investment Officer and principal owner of the Adviser and portfolio manager of the Funds, Catherine D. Wood may benefit economically from any profits generated by the Adviser.

William Scherer, Trading Manager and small shareholder of the Adviser, receives a salary and may receive earnings from his equity in ARK. Mr. Scherer may also receive a discretionary bonus based on the quality of his employment responsibilities and the overall financial performance of ARK. As an ARK employee, equity holder of the Adviser and portfolio manager of the Index Funds, William Scherer may benefit economically from any profits generated by the Adviser.

Portfolio Manager Share Ownership

As of July 31, 2022, the dollar range of equity securities of each Fund beneficially owned by the Funds’ portfolio managers was as follows:

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned
Catherine D. Wood	ARK Genomic Revolution ETF	Over$1,000,000
	ARK Autonomous Technology & Robotics ETF	Over$1,000,000
	ARK Innovation ETF	Over$1,000,000
	ARK Next Generation Internet ETF	$250,001 – $500,000
	ARK Fintech Innovation ETF	$500,001 – $1,000,000
	ARK Space Exploration & Innovation ETF	$100,000 – $250,000
William Scherer*	The 3D Printing ETF	None
	ARK Israel Innovative Technology ETF	None

____________

*     As of September 2022.

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PORTFOLIO HOLDINGS DISCLOSURE

Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual Cash Amounts is publicly disseminated daily prior to the opening of the Exchanges via the National Securities Clearing Corporation (“NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of a Fund.

The Adviser, Administrator, Custodian, Distributor and other service providers to the Funds or the Adviser may receive non-public portfolio holdings information in the course of performing services to the Funds or the Adviser but are subject to legal obligations to not disseminate or trade on non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

The Trust is required to disclose, after each fiscal quarter, the complete monthly schedule of each Fund’s portfolio holdings with the SEC on Form N-PORT. Form N-PORT for each Fund will be available on the SEC’s website at http://www.sec.gov. Each Fund’s Form N-PORT will be available through the Fund’s website, at http://ark-funds.com or by writing to 200 Central Avenue, Suite 220, St. Petersburg, Florida 33701. Information on Form N-PORT for each Fund will be available on or about the sixtieth day after the close of each quarter of the Fund’s fiscal year.

CODE OF ETHICS

The Trust and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel. The code prohibits employees and access persons of the Adviser from buying a security that is held by a Fund or in the portfolio of any other advisory client of the Adviser. The code further prohibits employees and access persons within the Adviser’s investment team from buying any securities, unless the securities qualify as “exempt securities” under the code. Exempt securities generally include, among others, money market instruments, short-term debt instruments, direct obligations of the government of the United States, shares of ETFs, and shares of mutual funds. The code permits employees and access persons of the Adviser, who are not part of the Adviser’s investment team, to purchase or sell securities that are not exempt securities provided that those securities are not held by a Fund or in the portfolio of any other advisory client of the Adviser and such purchases and sales are approved in advance by the Adviser’s CCO. Independent Trustees are not required to obtain prior approval of their personal securities transactions.

PROXY VOTING POLICIES AND PROCEDURES

Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for each Fund is available on the SEC’s website at www.sec.gov. In addition, the proxy voting record of each Fund is available, without charge, upon request by writing to the Adviser at 200 Central Avenue, Suite 220, St. Petersburg, Florida 33701 or by calling (727) 810-8160 collect.

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BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser’s general policy is to use its best efforts to seek to obtain best execution of all portfolio transactions, taking into account various factors such as security price, commission rate, size and difficulty of the order and timing of the transaction, and the experience, reliability, creditworthiness, financial condition and capabilities of the broker-dealer, among others. In seeking best execution, the Adviser need not select the broker with the lowest available commission rate where it believes that a broker or dealer charging a higher commission rate would offer better overall execution, including for example greater reliability or better price or execution. Each Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to seek best execution on trades effected.

As permitted by Section 28(e) of the Exchange Act, the Adviser can cause a client, including a Fund, to pay a broker-dealer that provides “brokerage and research services” (as defined in the Exchange Act) a disclosed commission for effecting a securities transaction for the client in excess of the commission which another broker-dealer would have charged for effecting that transaction without the brokerage and research services, if the Adviser determines in good faith that the commission is reasonable given the brokerage and research services provided by the broker-dealer. These arrangements are known as “soft dollar” arrangements and are common in the financial services industry. These services benefit the Adviser because the Adviser does not need to produce or pay for such research services, and as a result, the receipt of research in exchange for soft dollars creates a conflict of interest. The Adviser is incentivized to select or recommend a broker-dealer based on the Adviser’s interest in receiving research services, among the other factors that the Adviser considers, and this can conflict with a Fund’s interest to receive best execution. Research or brokerage services the Adviser receives for conducting Fund transactions can benefit other accounts and it is possible that a particular account, including a Fund, will not benefit from services obtained related to transactions conducted through that account. Additionally, certain clients, including a Fund, could bear more of the cost of soft dollar arrangements than other clients. The Adviser will not agree to direct a specific amount of brokerage transactions or commissions to any broker-dealer in return for soft dollar or other benefits.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. The Adviser determines whether the purchase or sale of a particular security is appropriate for more than one account and whether it can aggregate client orders into one order (“Aggregate Orders”) for execution purposes. Aggregate Orders can avoid the adverse effect on a security’s price when simultaneous separate and competing orders are placed and can reduce trading and brokerage costs. When the use of Aggregate Orders is not permitted or is otherwise impractical, clients, including a Fund, might not receive as favorable executions as they might otherwise receive from Aggregate Orders, and might pay more for such trades.

When allocating Aggregate Orders (purchases and sales) to individual accounts, it is the Adviser’s policy to treat all clients fairly and achieve an equitable distribution of Aggregate Orders over time, considering, among other things, the investment objectives, restrictions and other circumstances specific to each client. Aggregate Orders are typically assigned an initial preallocation to each participating client that takes into consideration various factors. Aggregate Orders are typically allocated pro rata based on the initial preallocation. In the event of a partial fill of an Aggregate Order, accounts will receive an approximate pro rata allocation based on the initial preallocation if there are enough shares executed for each account. However, the Adviser can deviate from a pro rata allocation of Aggregate Orders in certain circumstances if all client accounts receive fair and equitable treatment over time.

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A Fund and the Adviser’s other clients may be eligible to purchase securities in initial public offerings (“IPOs”) or “new issues” (“New Issues”). The Adviser generally will allocate securities purchased through an IPO or New Issues on a pro rata basis for each eligible account in the relevant investment strategy. In situations where the securities allotment is insufficient to provide meaningful position sizes, the Adviser can allocate the securities on a rotating basis at the Adviser’s discretion. The Adviser’s allocations will ensure that over time, all eligible accounts will have an equitable opportunity to participate in IPOs and New Issues. Because the market for IPOs is uneven, however, the ability, or inability to participate in IPO allocations can have a potentially significant effect on a Fund’s performance, and the shares themselves are often subject to greater volatility.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

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BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information — Buying and Selling Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

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The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

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CREATION AND REDEMPTION OF CREATION UNITS

General

Each Fund will issue and sell Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An AP that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A “Business Day” with respect to each Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It is important to keep in mind that securities held by a Fund may trade in foreign securities markets when the Fund is closed.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Creation Deposit

The consideration for a purchase of Creation Units generally consists of the in-kind deposit of specified securities (“Deposit Instruments”) and an amount of cash computed as described below (“Cash Amount”) or, as permitted or required by a Fund, of cash. The Cash Amount together with the Deposit Instruments, as applicable, are referred to as the “Creation Deposit,” which represents the minimum initial and subsequent investment amount for Creation Units. The Cash Amount represents the difference between the NAV of a Creation Unit and the market value of Deposit Instruments.

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The Administrator, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchanges (currently 9:30 a.m. Eastern time), a list of the names and the required number of each Deposit Instrument that a Fund would accept as Creation Deposit that day. Such Creation Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of each Fund until such time as the next-announced Creation Deposit composition is made available.

The identity and number of shares of the Deposit Instruments required for the Creation Deposit for a Fund changes pursuant to the changes in the composition of the Fund’s portfolio. A Fund may determine, upon receiving a purchase order from an AP, to have the purchase be made entirely or in part in cash.

This includes, but is not limited to, a determination to permit the substitution of an amount of cash to replace any Deposit Security that is not available in sufficient quantity for delivery, not eligible for transfer through the systems of DTC, the Federal Reserve System or the clearing process through the Continuous Net Settlement System of the NSCC, not permitted to be re-registered in the name of the trust as a result of an in-kind purchase order pursuant to local law or market convention, restricted under the securities laws or which may not be eligible for trading by an AP or the investor for which it is acting. In such cases where the Trust makes Market Purchases because a Deposit Instrument may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the AP will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Instruments will be at the expense of the applicable Fund and will affect the value of all Shares of the Fund, but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Instruments changes or cash in lieu is added to the Cash Amount to protect ongoing shareholders.

The identity and number of shares of the Deposit Instruments required for the Creation Deposit for a Fund changes pursuant to the changes in the composition of the Fund’s portfolio. The Trust reserves the right to accept a basket of securities or cash that differs from Deposit Instruments or to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Amount to replace any Deposit Instrument which may, among other reasons, not be available in sufficient quantity for delivery, not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention or which may not be eligible for transfer through the Clearing Process (described below), or which may not be eligible for trading by a “Participating Party” (i.e., a broker-dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the NSCC), or to comply with regulatory requirements. In light of the foregoing, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase the Deposit Instruments represented by the cash in lieu amount in the secondary market (“Market Purchases”). In such cases where the Trust makes Market Purchases because a Deposit Instrument may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the AP will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Instruments will be at the expense of the applicable Fund and will affect the value of all Shares of the Fund, but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Instruments changes or cash in lieu is added to the Cash Amount to protect ongoing shareholders.

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Procedures for Creation of Creation Units

To be eligible to place orders with the Distributor to create Creation Units of a Fund, an entity or person either must be an AP, which has a written agreement with a Fund or one of its service providers that allows the AP to place orders for the purchase and redemption of Creation Units. All Creation Units of each Fund, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on the Exchange (“Closing Time”) (ordinarily 4:00 p.m. Eastern time) on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of a Fund as determined on such date. A “custom order” may be placed by an AP no later than 4 p.m.. The Business Day on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the agreement with the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units (“Participant Agreement”), as described below (see “Placement of Creation Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.

Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Creation Deposit. In such cases, the Participating Party will remain liable for the full deposit of the missing portion(s) of the Creation Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked to market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Creation Deposit at any time and will subject such Participating Party to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral.

Orders to create Creation Units of a Fund shall be placed with an AP in the form required by such AP. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of a Fund may have to be placed by the investor’s broker through an AP. At any given time there may be only a limited number of APs. Those placing orders to create Creation Units of a Fund through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the AP earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Instruments and Cash Amount.

Placement of Creation Orders Using Clearing Process

Creation Deposits created through the Clearing Process, if available, must be delivered through an AP.

The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the AP such trade instructions as are necessary to effect the AP’s creation order. Pursuant to such trade instructions from the Distributor to NSCC, the AP agrees to transfer the requisite Deposit Instruments (or contracts to purchase such Deposit Instruments that are expected to be delivered in a “regular way” manner by the second Business Day) and the Cash Amount to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units of

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a Fund through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process — Domestic Securities

An AP who wishes to place an order creating Creation Units of a Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Creation Deposit transfer must be ordered by the AP in a timely fashion so as to ensure the delivery of the requisite number of Deposit Instruments through DTC to the account of the Trust by no later than 11:00 a.m. Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Instruments to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Amount must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 2:00 p.m. Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of a Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Instruments and the Cash Amount in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Creation Deposit as newly constituted to reflect the current NAV of a Fund. The delivery of Creation Units so created will occur no later than the second Business Day following the day on which the creation order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in circumstances in which any cash can be used in lieu of Deposit Instruments to create Creation Units. (See “Creation Transaction Fee” section below.)

Placement of Creation Orders Outside Clearing Process — Foreign Securities

The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate subcustodian. The Custodian will cause the subcustodian of the Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, or “cash in lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Amount next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.

Once the Transfer Agent has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of the Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.

Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Amount have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Distributor and the Adviser will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.

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Acceptance of Creation Orders

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason, (a) the order is not in proper form; (b) the AP, upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of a Fund; (c) the Deposit Instruments delivered are not as specified by the Administrator, as described above; (d) the acceptance of the Deposit Instruments would have certain adverse tax consequences to a Fund; (e) the acceptance of the Creation Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Creation Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders; or (h) among other reasons. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification to APs of any defects or irregularities in the delivery of Creation Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Instruments and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed creation transaction fee of $500 for the Actively-Managed Funds and for The 3D Printing ETF and $1,000 for the ARK Israel Innovative Technology ETF payable to the Custodian is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. In addition, a variable charge for cash creations or for creations outside the Clearing Process may be imposed. In the case of cash creations, the creator may be assessed an additional variable charge to compensate a Fund for the costs associated with purchasing the applicable securities. (See “Creation Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, but may not do so in certain instances for regulatory or other reasons, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons. In such cases where the Trust makes Market Purchases, the AP will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Amount to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust. To the extent that transaction fees are not recouped, those costs will be borne by a Fund’s shareholders and negatively affect the Fund’s performance. A Fund may determine not to impose a transaction fee in its sole discretion.

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Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through an AP. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

The Administrator, through NSCC, makes available immediately prior to the opening of business on the Exchanges (currently 9:30 a.m. Eastern time) on each day that the Exchanges are open for business, the in-kind securities and instruments (“Redemption Instruments”) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. The redemption proceeds for a Creation Unit generally consist of Redemption Instruments as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Instruments, less the redemption transaction fee and variable fees described below. Should the Redemption Instruments have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. Each Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Redemption Instruments.

Redemption Transaction Fee

The basic redemption transaction fee of $500 for the Actively-Managed Funds and for The 3D Printing ETF and $1,000 for the ARK Israel Innovative Technology ETF is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional charge will be charged with respect to cash redemptions or redemptions outside of the Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the AP will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Amount to protect ongoing shareholders. In no event will fees charged by a Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent a Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance. The Fund may determine not to impose a transaction fee in its sole discretion.

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Placement of Redemption Orders Using Clearing Process

Orders to redeem Creation Units of a Fund through the Clearing Process, if available, must be delivered through an AP. An order to redeem Creation Units of a Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m. Eastern time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of a Fund as next determined. An order to redeem Creation Units of a Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m. Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Redemption Instruments (or contracts to purchase such Redemption Instruments which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the second Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process — Domestic Securities

Orders to redeem Creation Units of a Fund outside the Clearing Process must be delivered through an AP. An AP who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of a Fund outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. Eastern time, on such Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Redemption Instruments (or contracts to purchase such Redemption Instruments) which are expected to be delivered within two Business Days and the cash redemption payment to the redeeming Beneficial Owner by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator. An additional variable redemption transaction fee of up to four times the basic transaction fee is applicable to redemptions outside the Clearing Process.

Deliveries of redemption proceeds generally will be made within two Business Days. The right of redemption may be suspended or the date of payment postponed (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as may be permitted by the SEC.

Placement of Redemption Orders Outside Clearing Process — Foreign Securities

Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

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In connection with taking delivery of Shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

Deliveries of redemption proceeds generally will be made within two Business Days. Due to the schedule of holidays in certain countries or for other reasons, however, the delivery of redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.

For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Funds from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Foreign Funds during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Foreign Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

Regular Holidays

Each Index Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of trade date plus two Business Days (“T plus two”). An Index Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T plus two to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The longest redemption cycle for an Index Fund is a function of the longest redemption cycle among the countries whose securities comprise the Index Fund. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days in certain circumstances. It is not expected, however, that an Index Fund will take more than 15 calendar days from the date of the tender to deliver the redemption proceeds.

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DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information — Pricing of Fund Shares.”

The NAV per Share for a Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the Management Fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the NYSE. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of each Fund’s portfolio securities that have readily available market quotations will be based on market prices. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Price information on listed securities will be taken from the exchange where the security is primarily traded. With respect to portfolio securities that do not have readily available market quotations, or where such market quotations are not reliable, and with respect to portfolio instruments that are not securities, the Board has designated the Adviser as valuation designee (“Valuation Designee”) pursuant to Rule 2a-5(b) to perform the fair value determination relating to all such Fund investments. In its role as Valuation Designee, the Adviser is responsible for, among other things, carrying out the functions and Board reporting obligations set forth in Rule 2a-5.

As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. If the Valuation Designee determines that fair valuation would be appropriate and would result in a measurement that is equally or more representative of fair value or is required, the Valuation Designees may value the security or asset based on its consideration of one or more of a proscribed set of factors, to the extent relevant and available under the circumstance. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security may be materially different than the value that could be realized upon the sale of the security.

In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A significant event is an event that will, with a reasonably high probability, materially affect the value of a security since the closing price of the security was established on an exchange or market, but before the Fund’s NAV calculation. Significant events may related to a single issuer, multiple issuers or to an entire market sector. Significant events generally would be those that are readily ascertainable in the ordinary course of business.

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The Valuation Designee may also utilize one or more Pricing Services to assist in determining a fair value for a security or asset, and may obtain the assistance of others, including, without limitation, the Funds’ accounting agent and an outside independent pricing services in fulfilling its responsibilities. Prices obtained by an outside independent pricing service will use information provided by market makers or estimates of market values obtained from data related to investments or securities with similar characteristics. For assets such as exchange-traded options, the Funds will determine market values based upon quotations from exchanges and/or market makers.

Non-exchange-traded derivatives, including certain options, are valued pursuant to a pricing model as if there are no broker prices available.

Futures will be valued at the settlement price quoted by market makers (or exchanges or boards of trade if such contracts are listed thereon) to determine appreciation or depreciation.

Fixed-income securities having a remaining maturity of 60 days or less may be priced at amortized cost when the Valuation Designee can reasonably conclude that the amortized cost value of the portfolio security is approximately the same as the fair value of the security as determined without the use of amortized cost valuation. Such fixed-income securities are valued by another method when the Valuation Designee believes the amortized cost method is not appropriate.

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DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information — Dividends and Distributions.”

General Policies

Dividends from net investment income, if any, are declared and paid at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a Fund to improve its tracking of the index it is designed to replicate, in the case of the Index Funds, or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of a Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period. If the Fund so elects, some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. The Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of a Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

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TAXES

The following information also supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information — Tax Consequences.” The following summary of certain relevant tax provisions is subject to change, and does not constitute legal or tax advice.

Each Fund is treated as a separate corporation for federal income tax purposes. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying for RIC status as described below are determined at the Fund level rather than the Trust level.

Each Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Internal Revenue Code. As a RIC, each Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. In order to qualify for treatment as a RIC, a Fund must:

•      distribute an amount at least equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•      derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (the “Income Test”).

•      satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more qualified publicly traded partnerships.

Subject to savings provisions for certain failures to satisfy the Income Test or asset diversification requirement, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a RIC in any given tax year. Even if such savings provisions apply, a Fund may be subject to a significant monetary sanction in connection with relying on such savings provisions. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a RIC would thus have a negative impact on the Fund’s income and performance.

A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year and 100% of any undistributed amounts from the prior years. Each Fund generally intends to declare and distribute dividends and distributions in the amounts and at the times necessary to generally avoid the application of this 4% excise tax.

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The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Any net capital losses realized by the Fund that are not used to offset capital gains may be carries forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

As a result of U.S. federal income tax requirements, the Trust on behalf of each Fund, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Instruments different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units — Procedures for Creation of Creation Units.”

Dividends, interest and gains received by a Fund from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign stock or securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional amount, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes.

Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by each Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another fund). Distributions reinvested in additional Fund Shares through the means of a dividend reinvestment service (see “Dividend Reinvestment Service”) will be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash. You will receive information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Each Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits.

Each Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund Shares. Return of capital distributions can occur for a number of reasons including, among others, the

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Fund over-estimates the income to be received from certain investments such as those classified as partnerships.

Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.

In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. The maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from each Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Special tax rules may change the normal treatment of gains and losses recognized by a Fund if the Fund makes certain investments such as investments in structured notes, swaps, options, futures transactions, and non-U.S. corporations classified as “passive foreign investment companies.” Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when a Fund has to take these items into account for tax purposes.

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

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Certain distributions reported by a Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

In addition to the special rules described above in respect of options and futures transactions, a Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a Fund may make an election to treat such gain or loss as capital.

The requirement of a Fund to satisfy the Income Test will limit the ability of the Fund to invest in items that could result in non-qualifying income. Additionally, some of the income that a Fund might otherwise earn with respect to its investments may be non-qualifying income for purposes of such test. To manage the risk that such income might disqualify a Fund as a RIC for failure to satisfy such test, one or more subsidiary entities treated as corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related asset. Such subsidiary entities may be required to pay U.S. federal income tax on their earnings, which ultimately may reduce the yield to the Fund’s shareholders on such income.

A Fund may invest in bitcoin or other cryptocurrencies (either directly, or indirectly through an investment in Grayscale Bitcoin Trust (“GBTC”) or another investment vehicle). In addition, ARKW

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may also have exposure to Bitcoin through an investment in other pooled investment vehicles, such as ETFs domiciled in Canada. Many significant aspects of the U.S. federal income tax treatment of investments in bitcoin are uncertain and an investment in bitcoin may produce non-qualifying income for purposes of the Income Test. GBTC is expected to be treated as a grantor trust for U.S. federal income tax purposes, and therefore an investment by a Fund in GBTC will generally be treated as a direct investment in bitcoin for such purposes.

Investments in passive foreign investment companies (“PFICs”) are subject to special tax rules which may result in adverse tax consequences to a Fund and its shareholders. A Fund may invest in bitcoin or other cryptocurrencies through an investment vehicle that is a PFIC. To the extent a Fund invests in PFICs, it generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, a Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such investment (but only to the extent of prior income from such investment under the mark to market rules). Gains realized with respect to a disposition of a PFIC that a Fund has elected to mark to market will be ordinary income. By making the mark to market election, a Fund may recognize income in excess of the distributions that it receives from its investments. Accordingly, a Fund may need to borrow money or dispose of some of its investments in order to meet its distribution requirements. If a Fund does not make the mark to market election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.

A Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, a Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that a Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind. Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Fund Shares. A shareholder’s cost basis information will be provided on the redemption of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.

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A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares or substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Shares or Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 24%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the IRS.

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, or foreign corporations) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund Shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

In general, capital gain dividends reported by the Fund as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests, are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Dividends reported by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another RIC. Similarly, short-term capital gain dividends reported by the Fund as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests, are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

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Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Information about a shareholder in the Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Reportable Transactions

Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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CAPITAL STOCK AND SHAREHOLDER REPORTS

The Trust currently is comprised of nine investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.

Each Share issued by the Trust has a pro rata interest in the assets of a Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to each Fund, and in the net distributable assets of the Fund on liquidation. A Fund may liquidate and terminate at any time and for any reason, including, in the case of the Index Funds, as a result of the termination of the agreement between the Adviser and the Index provider, without shareholder approval.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all Funds vote together as a single class except that if the matter being voted on affects only a particular Fund, the matter will be voted on only by that Fund, and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also annually receive notification as to the tax status of the Trust’s distributions.

Shareholder inquiries may be made by writing to the Trust, c/o ARK Investment Management LLC, 200 Central Avenue, Suite 220, St. Petersburg, Florida 33701.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust and has passed upon the validity of the Funds’ Shares.

Sullivan & Worcester LLP, 1666 K Street, NW, Washington, DC 20006, is counsel to the Independent Trustees.

Ernst & Young LLP, One Manhattan West, New York, New York 10001, is the Trust’s independent registered public accounting firm and audits the Funds’ financial statements and performs other related audit services.

FINANCIAL STATEMENTS

The 2022 Annual Report for each Fund for the fiscal year ended July 31, 2022 is a separate document than this SAI and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this SAI.

55

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of November 2, 2022, the following person(s) owned of record or were known by the Funds to own beneficially 5% or more of the Funds. The Trust does not have information concerning the beneficial ownership of shares held in the name of APs.

ARK GENOMIC REVOLUTION ETF

NAME AND ADDRESS	% OWNERSHIP
NATIONAL FINANCIAL SERVICES LLC	17.90%
499 WASHINGTON BLVD.
JERSEY CITY, NJ 07310

CHARLES SCHWAB & CO., INC.	11.98%
2423 E LINCOLN DRIVE
PHOENIX, AZ 85016-1215

CITIBANK, N.A.	8.50%
3801 CITIBANK CENTER
B/3RD FLOOR/ZONE 12
TAMPA, FL 33610

TD AMERITRADE CLEARING, INC.	7.58%
200 S 108TH AVE
OMAHA, NE 68154-2631

MORGAN STANLEY SMITH BARNEY LLC	7.49%
1300 THAMES ST
6TH FLOOR
BALTIMORE, MD 21231

ARK AUTONOMOUS TECHNOLOGY & ROBOTICS ETF

NAME AND ADDRESS	%OWNERSHIP
NATIONAL FINANCIAL SERVICES LLC	18.38%
499 WASHINGTON BLVD.
JERSEY CITY, NJ 07310

CHARLES SCHWAB & CO., INC.	12.48%
2423 E LINCOLN DRIVE
PHOENIX, AZ 85016-1215

TD AMERITRADE CLEARING, INC.	9.15%
200 S 108TH AVE
OMAHA, NE 68154-2631

MERRILL LYNCH, PIERCE, FENNER & SMITH	6.82%
4804 DEERLAKE DR. E.
JACKSONVILLE, FL 32246

CITIBANK, N.A.	5.64%
3801 CITIBANK CENTER
B/3RD FLOOR/ZONE 12
TAMPA, FL 33610

56

ARK INNOVATION ETF

NAME AND ADDRESS	%OWNERSHIP
NATIONAL FINANCIAL SERVICES LLC	16.96%
499 WASHINGTON BLVD.
JERSEY CITY, NJ 07310

CHARLES SCHWAB & CO., INC.	11.75%
2423 E LINCOLN DRIVE
PHOENIX, AZ 85016-1215

TD AMERITRADE CLEARING, INC.	8.02%
200 S 108TH AVE
OMAHA, NE 68154-2631

MORGAN STANLEY SMITH BARNEY LLC	6.69%
1300 THAMES ST
6TH FLOOR
BALTIMORE, MD 21231

CITIBANK, N.A.	5.47%
3801 CITIBANK CENTER
B/3RD FLOOR/ZONE 12
TAMPA, FL 33610

ARK NEXT GENERATION INTERNET ETF

NAME AND ADDRESS	%OWNERSHIP
NATIONAL FINANCIAL SERVICES LLC	21.26%
499 WASHINGTON BLVD.
JERSEY CITY, NJ 07310

CHARLES SCHWAB & CO., INC.	11.18%
2423 E LINCOLN DRIVE
PHOENIX, AZ 85016-1215

TD AMERITRADE CLEARING, INC.	9.53%
200 S 108TH AVE
OMAHA, NE 68154-2631

CITIBANK, N.A.	7.75%
3801 CITIBANK CENTER
B/3RD FLOOR/ZONE 12
TAMPA, FL 33610

MERRILL LYNCH, PIERCE, FENNER & SMITH	5.81%
4804 DEERLAKE DR. E.
JACKSONVILLE, FL 32246

PERSHING LLC	5.26%
ONE PERSHING PLAZA
JERSEY CITY, NJ 07399

57

ARK FINTECH INNOVATION ETF

NAME AND ADDRESS	%OWNERSHIP
NATIONAL FINANCIAL SERVICES LLC	18.28%
499 WASHINGTON BLVD.
JERSEY CITY, NJ 07310

CHARLES SCHWAB & CO., INC.	12.92%
2423 E LINCOLN DRIVE
PHOENIX, AZ 85016-1215

TD AMERITRADE CLEARING, INC.	9.57%
200 S 108TH AVE
OMAHA, NE 68154-2631

CITIBANK, N.A.	7.91%
3801 CITIBANK CENTER
B/3RD FLOOR/ZONE 12
TAMPA, FL 33610

PERSHING LLC	5.60%
ONE PERSHING PLAZA
JERSEY CITY, NJ 07399

ARK SPACE EXPLORATION & INNOVATION ETF

NAME AND ADDRESS	%OWNERSHIP
NATIONAL FINANCIAL SERVICES LLC	27.82%
499 WASHINGTON BLVD.
JERSEY CITY, NJ 07310

CHARLES SCHWAB & CO., INC.	11.21%
2423 E LINCOLN DRIVE
PHOENIX, AZ 85016-1215

CITIBANK, N.A.	9.16%
3801 CITIBANK CENTER
B/3RD FLOOR/ZONE 12
TAMPA, FL 33610

TD AMERITRADE CLEARING, INC.	9.15%
200 S 108TH AVE
OMAHA, NE 68154-2631

E*TRADE SECURITIES LLC	5.58%
200 HUDSON STREET, SUITE 501
JERSEY CITY, NJ 07311

58

THE 3D PRINTING ETF

NAME AND ADDRESS	%OWNERSHIP
NATIONAL FINANCIAL SERVICES LLC	16.84%
499 WASHINGTON BLVD.
JERSEY CITY, NJ 07310

CHARLES SCHWAB & CO., INC.	12.93%
2423 E LINCOLN DRIVE
PHOENIX, AZ 85016-1215

TD AMERITRADE CLEARING, INC.	9.27%
200 S 108TH AVE
OMAHA, NE 68154-2631

CITIBANK, N.A.	8.91%
3801 CITIBANK CENTER
B/3RD FLOOR/ZONE 12
TAMPA, FL 33610

BNYMELLON/RE MIDCAP SPDRS	8.72%
525 WILLIAM PENN PLACE
PITTSBURGH, PA 15259

ARK ISRAEL INNOVATIVE TECHNOLOGY ETF

NAME AND ADDRESS	%OWNERSHIP
NATIONAL FINANCIAL SERVICES LLC	18.15%
499 WASHINGTON BLVD.
JERSEY CITY, NJ 07310

CHARLES SCHWAB & CO., INC.	12.05%
2423 E LINCOLN DRIVE
PHOENIX, AZ 85016-1215

CITIBANK, N.A.	8.11%
3801 CITIBANK CENTER
B/3RD FLOOR/ZONE 12
TAMPA, FL 33610

TD AMERITRADE CLEARING, INC.	7.44%
200 S 108TH AVE
OMAHA, NE 68154-2631

MERRILL LYNCH, PIERCE, FENNER & SMITH	5.03%
4804 DEERLAKE DR. E.
JACKSONVILLE, FL 32246

59

APPENDIX A

ARK INVESTMENT MANAGEMENT LLC

Proxy Voting Policy

I.        Introduction

ARK Investment Management LLC (“Adviser”) has adopted this Proxy Voting Policy (“Policy”) pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”), Rule 30b1-4 under the Investment Company Act of 1940, as amended, and other fiduciary obligations. The Policy is designed to provide guidance to portfolio managers and others in discharging the Adviser’s proxy voting duty and to seek to ensure that proxies are voted in the best interests of the Adviser’s clients.

II.       Statement of Policy

The Adviser recognizes its fiduciary responsibility to vote proxies solely in the client’s best interests. The Adviser has adopted this Policy as a means reasonably designed to ensure that it votes any shares owned by clients, which have delegated discretionary proxy voting authority to the Adviser, in the best interest of the clients considering all relevant factors and without regard to the interests of the Adviser or other related parties. For purposes of the Policy, the “best interests of clients” shall mean (unless with respect to a particular client, such client has otherwise specified) the clients’ best economic interests over the long term — that is, the common interest that all clients share in seeing the value of a common investment (held by various clients or accounts) increase over time. The Adviser will accept directions from a client to vote the client’s proxies in a manner that may result in such client’s proxies being voted differently than the Adviser might vote proxies of other clients over which the Adviser has full discretionary proxy voting authority. The Adviser believes such client directions should be treated as customized proxy voting guidelines and this Policy does not generally apply to customized proxy voting guidelines.

It is the policy of the Adviser that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to those clients that have delegated discretionary proxy voting authority to the Adviser. Specific disclosure requirements as to investment company clients, such as the ARK Venture Fund and series of ARK ETF Trust (“Trusts”), are described in section V hereof and in the Trust Compliance Manual. The Adviser will not take any action regarding class action suits with respect to securities owned by its clients.

III.      Procedures

Subject to the procedures set forth below, the Adviser’s portfolio managers maintain responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

A.       Use of Third-Party Proxy Service

In connection with its responsibilities expressed herein, the Adviser has retained Broadridge Investor Communication Solutions, Inc. (“Proxy Agent”) to provide proxy voting agent services. The Proxy Agent is responsible for ensuring that all proxy ballots received for securities held in client accounts are submitted in a timely manner and also provides, recordkeeping and reporting services. As part of the Adviser’s arrangement with the Proxy Agent it will provide research for each proxy and a recommendation as to how to vote on each issue based on the research of a third-party research provider (Glass, Lewis & Co., LLC) (“Research Provider”) with regard to the individual facts and circumstances of the proxy issue and the Research Provider’s application of its research findings to the Research Provider’s guidelines (“Guidelines”). Absent a client directive to vote a proposal a certain way or a determination to override the Research Provider’s recommendations, as set forth below, the Adviser will instruct the Proxy Agent to cast votes in accordance with the Research Provider’s recommendations (“Recommendation”).

B.       Review of Recommendations

The Adviser will generally vote proxies consistent with the Research Provider’s recommendations (if in accord with company management recommendations) without independent review, unless the portfolio manager (or other designated personnel) does not believe that a Recommendation, based on all facts and circumstances, is in the best interests of the clients. The Adviser’s portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any Recommendation.

Among other things, the Adviser may choose not to vote proxies under the following circumstances:

1.	if the effect on the clients’ economic interests or the value of the portfolio holding is indeterminable or insignificant;
2.	if the cost of voting the proxy outweighs the possible benefit; or
3.

if a jurisdiction whose laws or regulations govern the voting of proxies with respect to the portfolio holding impose share blocking restrictions which prevent the Adviser from exercising its voting authority.

If for some other reason proxies are not voted for clients, the Adviser and/or a third-party will conduct an analysis to review whether the lack of voting would have had a material impact on the outcome of the vote. The Adviser will memorialize the basis for any decision to override a Recommendation or to abstain from voting, including the resolution of any conflicts, as further discussed below. Administrative matters beyond the Adviser’s control can, at times, prevent the Adviser from voting proxies.

C.       Addressing Material Conflicts of Interest

Prior to overriding a Recommendation, the portfolio manager (or other designated personnel) must memorialize the determination by filling out a Proxy Vote Override Form, (or other document containing substantially the same information) and submit it to the Adviser’s Chief Compliance Officer or designee (“CCO”) for determination as to whether a potential material conflict of interest exists between the Adviser and the clients on whose behalf the proxy is to be voted (“Material Conflict”). Portfolio managers (or other designated personnel) have an affirmative duty to disclose any potential Material Conflicts known to them related to a proxy vote. Material Conflicts may exist in situations where the Adviser is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where the Adviser also:

1.	manages the issuer’s or proponent’s pension plan; or
2.	manages money for an employee group.

Additional Material Conflicts may exist if an executive of the Adviser is a close relative of, or has a personal or business relationship with:

1.	an executive of the issuer or proponent;
2.	a director of the issuer or proponent;
3.	a person who is a candidate to be a director of the issuer;
4.	a participant in the proxy contest; or
5.	a proponent of a proxy proposal.

Material Conflicts based on business relationships will only be considered to the extent that the portfolio management area of the Adviser has actual knowledge of such business relationships. Whether a relationship creates a Material Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Adviser with respect to voting, the value of the relationship to the Adviser can create a Material Conflict.

If the CCO determines that there is no potential Material Conflict, the portfolio manager (or other designated personnel) may override the Recommendation and the proxy issue can be voted as he/she determines is in the best interest of clients. If the CCO determines that there exists or may exist a Material Conflict, the CCO will consider the facts and circumstances of the pending proxy vote and the potential or actual Material Conflict and make a determination as to how to vote the proxy — i.e., whether to permit or deny the override of the Recommendation, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients. In considering the proxy vote and potential or actual Material Conflict, the CCO may consider the following factors:

1.	the percentage of outstanding securities of the issuer held on behalf of clients by the Adviser;
2.	the nature of the relationship of the issuer with the Adviser or its executive officers;
3.	whether there has been any attempt to directly or indirectly influence the portfolio manager’s decision;
4.	whether the direction (for or against) of the proposed vote would appear to benefit the Adviser or a related party; and
5.	whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

The Adviser may not abstain from voting any such proxy for the purpose of avoiding a potential conflict.

In the event the Research Provider has a conflict and thus, is unable to provide a Recommendation, the portfolio manager (or other designated personnel) will make a voting recommendation and complete a Proxy Vote Override Form as he/she determines is in the best interest of clients. The CCO will review the form and if the CCO determines that there is no potential or actual Material Conflict will instruct the Proxy Agent to vote the proxy issue. If the CCO determines that there exists or may exist a Material Conflict, the CCO will make a determination based on a consideration of the factors noted above.

D.       Lending

Currently, the Adviser does not participate in securities lending activities. Should the Adviser participate in these activities it will monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

IV.      Compliance Monitoring

The CCO will periodically review Proxy Agent reports of portfolio manager overrides to confirm that proper override and conflict checking procedures were followed.

V.       Client Reporting

A.       General

The Adviser will provide a copy of this Policy and the Guidelines upon request from a client.

The Adviser will provide any client who makes a written or verbal request with a copy of a report disclosing how the Adviser voted securities held in that client’s portfolio.

B.       Investment Company Clients

The Adviser will provide a copy of this Policy and the Guidelines, and any material amendments thereto, to the board of directors/trustees of any registered investment company client, including each Trust’s Board of Trustees.

With respect to proxies voted on behalf of a registered investment company client, the Adviser will make Form N-PX available via the SEC’s EDGAR database. Form N-PX discloses all proxies voted for such client for the trailing-12-month period ending on June 30. The report will generally contain the following information:

1.	the name of the issuer of the security;
2.	the security’s exchange ticker symbol;
3.	the security’s CUSIP number;
4.	the shareholder meeting date;
5.	a brief identification of the matter voted on;
6.	whether the matter was proposed by the issuer or by a security holder;
7.	whether the Adviser cast a vote on the matter;
8.	how the Adviser voted; and
9.	whether the Adviser voted for or against management.

The Adviser will review that proper disclosure is made in each registered investment company client’s Statement of Additional Information describing the policies and procedures used to determine how to vote proxies relating to such client’s portfolio securities.

C.       Disclosure to Third Parties

Since the manner in which the Adviser votes proxies on behalf of its clients may be considered material non-public information, employees may not disclose the Adviser’s actual vote (until voting results are made public) or the Adviser’s voting intentions to any third party (except electronically to regulatory agencies) including, but not limited to, proxy solicitors, non-clients, and the media. The Adviser may communicate with other investors regarding a specific proposal but will not disclose its vote until such time as the subject issuer has publicly disclosed the voting results.

VI.      Recordkeeping

Either the Adviser or the Proxy Agent, or both, as indicated below, will maintain the following records:

1.	a copy of this Policy (Adviser);
2.	A copy of the Guidelines (Adviser);
3.	a copy of each proxy statement received by the Adviser regarding client securities (Proxy Agent);
4.	a record of each vote cast by the Adviser on behalf of a client (Proxy Agent);
5.

a copy of all documents created by the Adviser that were material to making a decision on the proxy voting (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any conflict, a copy of all Proxy Vote Override Forms and all supporting documents (Adviser); and

6.

a copy of each written request by a client for information on how the Adviser voted proxies on behalf of the client, as well as a copy of any written response by the Adviser to any request by a client for information on how the Adviser voted proxies on behalf of the client. Records of oral requests for information or oral responses will not be kept. (Adviser)

Such records must be maintained for at least six years.

Adopted:  August 2014

Amended: February 2, 2015

Amended: February 16, 2016

Amended: June 12, 2017

Amended: January 26, 2018

Amended: January 25, 2019

Amended: May 29, 2020

Amended: July 9, 2021

Amended: April 27, 2022

ARK ETF TRUST

PART C. OTHER INFORMATION

Item 28.   Exhibits

(a)	(1)	Certificate of Trust of Registrant dated June 7, 2013[1]
	(2)	Agreement and Declaration of Trust of Registrant[2]
(b)	Amended and Restated By-Laws of the Registrant[6]
(c)

See Articles IV, V and IX of the Registrant’s Agreement and Declaration of Trust previously filed with the Registrant’s Pre-Effective Amendment No. 3, SEC File No. 333-191019, filed on September 2, 2014.

See also, Articles V and VII of the Registrant’s Amended and Restated By-Laws.[6]

(d)	(1)	Investment Advisory Agreement between Registrant and ARK Investment Management LLC[10]
(e)	(1)	ETF Distribution Agreement between Registrant and Foreside Fund Services, LLC[10]
(f)	Not applicable
(g)	(1)	Custody Agreement between Registrant and The Bank of New York Mellon[5]
		(i)	Form of Amendment #1 to Custody Agreement between Registrant and The Bank of New York Mellon[4]
		(ii)	Form of Amendment #2 to Custody Agreement between Registrant and The Bank of New York Mellon[9]
		(iii)	Amendment to Custody Agreement between Registrant and The Bank of New York Mellon[10]
		(iv)	Amendment to Custody Agreement between Registrant and The Bank of New York Mellon[10]
(g)	(2)	Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon[1][1]
		(i)	Amendment to Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon[1][1]
(h)	(1)	Supervision Agreement between Registrant and ARK Investment Management LLC[10]
	(2)	Fund Administration and Accounting Agreement between Registrant and The Bank of New York Mellon[5]
		(i)	Form of Amendment #1 to Fund Administration and Accounting Agreement between Registrant and The Bank of New York Mellon[4]
		(ii)	Investment Company Reporting Modernization Services Amendment to Fund Administration and Accounting Agreement[8]
		(iii)	Form of Amendment #3 to Fund Administration and Accounting Agreement between Registrant and The Bank of New York Mellon[9]
		(iv)	Amendment to Fund Administration and Accounting Agreement between Registrant and The Bank of New York Mellon[10]
		(v)	Amendment to Investment Company Reporting Modernization Services Amendment to Fund Administration and Accounting Agreement[10]
		(vi)	Amendment to Fund Administration and Accounting Agreement between Registrant and The Bank of New York Mellon[10]
		(vii)	Amendment to Investment Company Reporting Modernization Services Amendment to Fund Administration and Accounting Agreement[10]

(3) Transfer Agency and Service Agreement between Registrant and The Bank of New York Mellon[3]
(i) Form of Amendment #1 to Transfer Agency and Service Agreement between Registrant and The Bank of New York Mellon[4]
(ii) Form of Amendment #2 to Transfer Agency and Service Agreement between Registrant and The Bank of New York Mellon[4]
(iii) Amendment to Transfer Agency and Service Agreement between Registrant and The Bank of New York Mellon[10]
(iv) Amendment to Transfer Agency and Service Agreement between Registrant and The Bank of New York Mellon[10]
(i)	Consent of Counsel[1][2]
(j)	Consent of Independent Registered Public Accounting Firm[1][2]
(k)	Not applicable.
(l)	Not applicable.
(m)	Distribution and Service Plan[10]
(n)	Not applicable.
(o)	Not applicable.
(p)	(1) Revised Code of Ethics of Registrant and ARK Investment Management LLC[10]
(2) Code of Ethics of Foreside Fund Services, LLC[10]
(q)	(1) Powers of Attorney[2]
(2) Powers of Attorney[6]
(3) Powers of Attorney[7]
101.INS	XBRL Instance Document — the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

______________

[1]	Incorporated herein by reference to the corresponding exhibit of the Registrant’s initial Registration Statement, SEC File No. 333-191019, filed on September 6, 2013.
[2]	Incorporated herein by reference to the corresponding exhibits of the Registrant’s Pre-Effective Amendment No. 3, SEC File No. 333-191019, filed on September 2, 2014.
[3]	Incorporated herein by reference to the corresponding exhibits of the Registrant’s Pre-Effective Amendment No. 4, SEC File No. 333-191019, filed on September 11, 2014.
[4]	Incorporated herein by reference to the corresponding exhibits of the Registrant’s Post-Effective Amendment No. 3, SEC File No. 333-191019, filed on October 16, 2015.
[5]	Incorporated herein by reference to the corresponding exhibits of the Registrant’s Post-Effective Amendment No. 5, SEC File No. 333-191019, filed on December 29, 2015.
[6]	Incorporated herein by reference to the corresponding exhibits of the Registrant’s Post-Effective Amendment No. 9, SEC File No. 333-191019, filed on December 27, 2016
[7]	Incorporated herein by reference to the corresponding exhibits of the Registrant’s Post-Effective Amendment No. 11, SEC File No. 333-191019, filed on November 22, 2017.
[8]	Incorporated herein by reference to the corresponding exhibits of the Registrant’s Post-Effective Amendment No. 14, SEC File No. 333-191019, filed on November 21, 2018.
[9]	Incorporated herein by reference to the corresponding exhibits of the Registrant’s Post-Effective Amendment No. 17, SEC File No. 333-191019, filed on January 28, 2019.
[10]	Incorporated herein by reference to the corresponding exhibits of the Registrant’s Post-Effective Amendment No. 29, SEC File No. 333-191019, filed on November 12, 2021.
[11]	Incorporated herein by reference to the corresponding exhibits of the Registrant’s Post-Effective Amendment No. 30, SEC File No. 333-191019, filed on November 24, 2021.
[1][2]	Filed herewith.

Item 29.   Persons Controlled by or Under Common Control with the Fund

Not applicable.

Item 30.   Indemnification

Reference is made to Article IX of the Agreement and Declaration of Trust filed as an exhibit to Pre-Effective Amendment No. 3 to the Registrant’s registration statement on Form N-1A.

In addition, the Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.   Business and Other Connections of the Investment Adviser

See “Management” in the Statement of Additional Information. Information as to the directors and officers of ARK Investment Management LLC, the Registrant’s investment adviser, is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

Item 32.   Principal Underwriters

(a)  Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.      AB Active ETFs, Inc.

2.      ABS Long/Short Strategies Fund

3.      Absolute Shares Trust

4.      Adaptive Core ETF, Series of Collaborative Investment Series Trust

5.      AdvisorShares Trust

6.      AFA Multi-Manager Credit Fund

7.      AGF Investments Trust

8.      AIM ETF Products Trust

9.      Alexis Practical Tactical ETF, Series of Listed Funds Trust

10.    Alpha Intelligent — Large Cap Growth ETF, Series of Listed Funds Trust

11.    Alpha Intelligent — Large Cap Value ETF, Series of Listed Funds Trust

12.    AlphaCentric Prime Meridian Income Fund

13.    American Century ETF Trust

14.    Amplify ETF Trust

15.    Applied Finance Core Fund, Series of World Funds Trust

16.    Applied Finance Explorer Fund, Series of World Funds Trust

17.    Applied Finance Select Fund, Series of World Funds Trust

18.    ARK ETF Trust

19.    ASYMmetric ETFs Trust

20.    B.A.D. ETF, Series of Listed Funds Trust

21.    Bitwise Funds Trust

22.    Bluestone Community Development Fund

23.    BondBloxx ETF Trust

24.    Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust

25.    Bridgeway Funds, Inc.

26.    Brinker Capital Destinations Trust

27.    Brookfield Real Assets Income Fund Inc.

28.    Build Funds Trust

29.    Calamos Convertible and High Income Fund

30.    Calamos Convertible Opportunities and Income Fund

31.    Calamos Dynamic Convertible and Income Fund

32.    Calamos Global Dynamic Income Fund

33.    Calamos Global Total Return Fund

34.    Calamos Strategic Total Return Fund

35.    Carlyle Tactical Private Credit Fund

36.    Cboe Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust

37.    Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust

38.    Cboe Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust

39.    Cboe Vest US Large Cap 10% Buffer VI Fund, Series of World Funds Trust

40.    Cboe Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust

41.    Cboe Vest US Large Cap 20% Buffer VI Fund, Series of World Funds Trust

42.    Center Coast Brookfield MLP & Energy Infrastructure Fund

43.    Changebridge Capital Long/Short ETF, Series of Listed Funds Trust

44.    Changebridge Capital Sustainable Equity ETF, Series of Listed Funds Trust

45.    Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust

46.    Clifford Capital International Value Fund, Series of World Funds Trust

47.    Clifford Capital Partners Fund, Series of World Funds Trust

48.    Cliffwater Corporate Lending Fund

49.    Cliffwater Enhanced Lending Fund

50.    Cohen & Steers Infrastructure Fund, Inc.

51.    Convergence Long/Short Equity ETF, Series of Trust for Professional Managers

52.    CornerCap Group of Funds

53.    CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers

54.    Curasset Capital Management Core Bond Fund, Series of World Funds Trust

55.    Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust

56.    Davis Fundamental ETF Trust

57.    Defiance Daily Short Digitizing the Economy ETF, Series of ETF Series Solutions

58.    Defiance Digital Revolution ETF, Series of ETF Series Solutions

59.    Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions

60.    Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions

61.    Defiance Next Gen H2 ETF, Series of ETF Series Solutions

62.    Defiance Quantum ETF, Series of ETF Series Solutions

63.    Direxion Shares ETF Trust

64.    Dividend Performers ETF, Series of Listed Funds Trust

65.    Dodge & Cox Funds

66.    DoubleLine ETF Trust

67.    DoubleLine Opportunistic Credit Fund

68.    DoubleLine Yield Opportunities Fund

69.    Eaton Vance NextShares Trust

70.    Eaton Vance NextShares Trust II

71.    EIP Investment Trust

72.    Ellington Income Opportunities Fund

73.    Esoterica Thematic ETF Trust

74.    ETF Opportunities Trust

75.    Evanston Alternative Opportunities Fund

76.    Exchange Listed Funds Trust

77.    Fiera Capital Series Trust

78.    FlexShares Trust

79.    FOMO ETF, Series of Collaborative Investment Series Trust

80.    Forum Funds

81.    Forum Funds II

82.    Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust

83.    Grayscale Future of Finance ETF, Series of ETF Series Solutions

84.    Grizzle Growth ETF, Series of Listed Funds Trust

85.    Guinness Atkinson Funds

86.    Harbor ETF Trust

87.    Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust

88.    Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust

89.    IDX Funds

90.    Innovator ETFs Trust

91.    Ironwood Institutional Multi-Strategy Fund LLC

92.    Ironwood Multi-Strategy Fund LLC

93.    John Hancock Exchange-Traded Fund Trust

94.    Kelly Strategic ETF Trust

95.    LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust

96.    LifeGoal Conservative Wealth Builder ETF, Series of Northern Lights Fund Trust II

97.    LifeGoal Home Down Payment ETF, Series of Northern Lights Fund Trust II

98.    LifeGoal Wealth Builder ETF, Series of Northern Lights Fund Trust II

99.    Mairs & Power Balanced Fund, Series of Trust for Professional Managers

100.  Mairs & Power Growth Fund, Series of Trust for Professional Managers

101.  Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers

102.  Mairs & Power Small Cap Fund, Series of Trust for Professional Managers

103.  Manor Investment Funds

104.  Merk Stagflation ETF, Series of Listed Funds Trust

105.  Milliman Variable Insurance Trust

106.  Mindful Conservative ETF, Series of Collaborative Investment Series Trust

107.  Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV

108.  Mohr Growth ETF, Series of Collaborative Investment Series Trust

109.  Morgan Creek-Exos Active SPAC Arbitrage ETF

110.  Morningstar Funds Trust

111.  OTG Latin American Fund, Series of World Funds Trust

112.  Overlay Shares Core Bond ETF, Series of Listed Funds Trust

113.  Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust

114.  Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust

115.  Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust

116.  Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust

117.  Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust

118.  Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust

119.  Palmer Square Opportunistic Income Fund

120.  Partners Group Private Income Opportunities, LLC

121.  PENN Capital Funds Trust

122.  Performance Trust Mutual Funds, Series of Trust for Professional Managers

123.  Perkins Discovery Fund, Series of World Funds Trust

124.  Philotimo Focused Growth and Income Fund, Series of World Funds Trust

125.  Plan Investment Fund, Inc.

126.  PMC Funds, Series of Trust for Professional Managers

127.  Point Bridge America First ETF, Series of ETF Series Solutions

128.  Preferred-Plus ETF, Series of Listed Funds Trust

129.  Putnam ETF Trust

130.  Quaker Investment Trust

131.  Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust

132.  Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust

133.  Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust

134.  Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust

135.  Renaissance Capital Greenwich Funds

136.  Revere Sector Opportunity ETF, Series of Collaborative Investment Series Trust

137.  Reynolds Funds, Inc.

138.  RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust

139.  RiverNorth Patriot ETF, Series of Listed Funds Trust (f/k/a RiverNorth Volition America Patriot ETF)

140.  RMB Investors Trust

141.  Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust

142.  Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust

143.  Roundhill Ball Metaverse ETF, Series of Listed Funds Trust

144.  Roundhill Cannabis ETF, Series of Listed Funds Trust

145.  Roundhill IO Digital Infrastructure ETF, Series of Listed Funds Trust

146.  Roundhill MEME ETF, Series of Listed Funds Trust

147.  Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust

148.  Roundhill Video Games ETF, Series of Listed Funds Trust

149.  Rule One Fund, Series of World Funds Trust

150.  Salient MF Trust

151.  Securian AM Balanced Stabilization Fund, Series of Investment Managers Series Trust

152.  Securian AM Equity Stabilization Fund, Series of Investment Managers Series Trust

153.  Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust

154.  SHP ETF Trust

155.  Six Circles Trust

156.  Sound Shore Fund, Inc.

157.  Sparrow Funds

158.  Spear Alpha ETF, Series of Listed Funds Trust

159.  STF Tactical Growth & Income ETF, Series of Listed Funds Trust

160.  STF Tactical Growth ETF, Series of Listed Funds Trust

161.  Strategy Shares

162.  Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust

163.  Syntax ETF Trust

164.  Teucrium Agricultural Strategy No K-1 ETF, Series of Listed Funds Trust

165.  The Community Development Fund

166.  The De-SPAC ETF, Series of Collaborative Investment Series Trust

167.  The Finite Solar Finance Fund

168.  The Private Shares Fund (f/k/a SharesPost 100 Fund)

169.  The Short De-SPAC ETF, Series of Collaborative Investment Series Trust

170.  The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust

171.  Third Avenue Trust

172.  Third Avenue Variable Series Trust

173.  Tidal ETF Trust

174.  Tidal ETF Trust II

175.  TIFF Investment Program

176.  Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan

177.  Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan

178.  Timothy Plan International ETF, Series of The Timothy Plan

179.  Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan

180.  Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan

181.  Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan

182.  Total Fund Solution

183.  Touchstone ETF Trust

184.  TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust

185.  TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust

186.  TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust

187.  TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust

188.  TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust

189.  TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust

190.  TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust

191.  TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust

192.  TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust

193.  TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust

194.  TrueShares Structured Outcome (May) ETF, Listed Funds Trust

195.  TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust

196.  TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust

197.  TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust

198.  TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust

199.  Tuttle Capital Short Innovation ETF, Series of Collaborative Investment Series Trust

200.  U.S. Global Investors Funds

201.  Union Street Partners Value Fund, Series of World Funds Trust

202.  Variant Alternative Income Fund

203.  Variant Impact Fund

204.  VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

205.  VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II

206.  VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II

207.  VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II

208.  VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II

209.  VictoryShares International Value Momentum ETF, Series of Victory Portfolios II

210.  VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II

211.  VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II

212.  VictoryShares Protect America ETF, Series of Victory Portfolios II

213.  VictoryShares Top Veteran Employers ETF, Series of Victory Portfolios II

214.  VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

215.  VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II

216.  VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

217.  VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

218.  VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II

219.  VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II

220.  VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II

221.  VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II

222.  VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II

223.  VictoryShares US Value Momentum ETF, Series of Victory Portfolios II

224.  VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II

225.  VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II

226.  VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II

227.  Walthausen Funds

228.  West Loop Realty Fund, Series of Investment Managers Series Trust

229.  WisdomTree Trust

230.  WST Investment Trust

231.  XAI Octagon Floating Rate & Alternative Income Term Trust

(b) The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None
Chris Lanza Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101 Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President Vice President	None None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone Susan L. LaFond	Three Canal Plaza, Suite 100, Portland, ME 04101 111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Secretary Treasurer	None None

(c)  Not applicable.

Item 33.   Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of The Bank of New York Mellon, 240 Greenwich Street, New York, NY 10286, Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101 and ARK Investment Management LLC, 200 Central Avenue, Suite 220, St. Petersburg, FL 33701.

Item 34.   Management Services

Not applicable.

Item 35.   Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, and State of Florida, on the 23rd day of November, 2022.

ARK ETF Trust
By:	/s/ Kellen Carter
Name:	Kellen Carter
Title:	Chief Compliance Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title
/s/ Scott R. Chichester*
Scott R. Chichester	Trustee
/s/ Darlene T. DeRemer*
Darlene T. DeRemer	Trustee
/s/ Robert G. Zack*
Robert G. Zack	Trustee
/s/ Catherine D. Wood
Catherine D. Wood	Trustee, Chief Executive Officer and Chief Investment Officer
/s/ Kellen Carter
Kellen Carter	Chief Compliance Officer
/s/ William C. Cox
William C. Cox	Treasurer and Chief Financial Officer
* By:	/s/ Kellen Carter
Kellen Carter
Attorney-in-Fact

EXHIBIT LIST

(i)	Consent of Counsel

(j)	Consent of Independent Registered Public Accounting Firm